SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Wells Fargo & Company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

March 16, 2007

Dear Stockholder:

The 2007 annual meeting of stockholders of Wells Fargo & Company will be held on Tuesday, April 24, 2007, at 1:00 p.m., Pacific time, in the Penthouse Boardroom, 420 Montgomery Street, San Francisco, California. The notice of meeting and proxy statement enclosed with this letter contain information about the items you will be asked to vote on at the meeting. Please carefully read the notice of meeting and proxy statement so that you will know what we plan to do at the meeting.

Whether or not you plan to attend the meeting, please take the time to submit your vote as soon as possible. Your vote is important. To make sure your vote is represented at the meeting, please vote by mail, telephone, or Internet as instructed on the enclosed proxy card or voting instruction form. Voting in any of these ways will not prevent you from attending the meeting. The proxy statement further explains how you can attend and vote your shares at the meeting.

I hope you will be able to attend the annual meeting. If you, or your legal proxy holder, plan to attend the meeting in person, you must comply with the admission procedures described on page 5 of the proxy statement. If you do not comply with these procedures, you will not be admitted to the meeting. If you need special assistance at the meeting because of a disability, please contact our Corporate Secretary, at least one week in advance of the meeting, at Wells Fargo Center, MAC #N9305-173, Sixth and Marquette, Minneapolis, Minnesota 55479, telephone (612) 667-8655.

Thank you for your interest in Wells Fargo.

Sincerely,

Richard M. Kovacevich

Chairman and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

DATE AND TIME:	Tuesday, April 24, 2007, at 1:00 p.m., Pacific time

PLACE:	Penthouse Boardroom
420 Montgomery Street
San Francisco, California

ITEMS OF BUSINESS:	(1) Elect 16 directors;

(2) Ratify the appointment of our independent auditors for 2007;

(3) Vote on a stockholder proposal regarding separation of Board Chairman and CEO positions;

(4) Vote on a stockholder proposal regarding an advisory vote on executive compensation;

(5) Vote on a stockholder proposal regarding adoption of a policy limiting benefits under our supplemental executive retirement plan;

(6) Vote on a stockholder proposal regarding a report on Home Mortgage Disclosure Act (HMDA) data;

(7) Vote on a stockholder proposal regarding emission reduction goals for Wells Fargo and its customers; and

(8) Consider any other business properly brought before the meeting.

WHO CAN VOTE:	You can vote only if you owned shares of our common stock at the close of business on March 6, 2007.

VOTING:	It is important that your shares be represented and voted at the meeting. You can vote your shares by mail, telephone, or Internet as instructed on your proxy card or voting instruction form. Voting in any of these ways will not prevent you from attending, or voting your shares at the meeting. For instructions on how to vote your shares, see pages 2 to 5 of the proxy statement.

MEETING ADMISSION:

You are entitled to attend the meeting only if you owned shares of our common stock at the close of business on March 6, 2007. If you, or your legal proxy holder, plan to attend the meeting in person, you must comply with the admission procedures described on page 5 of the proxy statement. If you do not comply with these procedures, you will not be admitted to the meeting.

MAILING DATE:	This notice and the accompanying proxy statement, 2006 annual report, proxy card, or voting instruction form were mailed to you on or about March 16, 2007.

By Order of the Board of Directors,

Laurel A. Holschuh

Corporate Secretary

i

420 Montgomery Street

San Francisco, California 94104

PROXY STATEMENT

GENERAL INFORMATION

We are providing you with this proxy statement and a copy of our 2006 annual report, along with either a proxy card or a voting instruction form, in connection with the solicitation of proxies by the Board of Directors of Wells Fargo & Company to be voted at the annual stockholders meeting on Tuesday, April 24, 2007 or any adjournment or postponement of this meeting. In this proxy statement, we generally refer to this proxy statement, the 2006 annual report, and the proxy card or voting instruction form as our “proxy materials.” Although we are including a copy of our 2006 annual report with this proxy statement, it should not be considered to be a part of this proxy statement. We intend to start mailing the proxy materials to our stockholders on or about March 16, 2007. This proxy statement contains specific information about the annual meeting and important information for you to consider when deciding how to vote your shares at the annual meeting. Please read this proxy statement carefully.

All share information in this proxy statement reflects a two-for-one stock split on our common stock in the form of a 100% stock dividend on August 11, 2006. Some information in this proxy statement reflects that in November 1998, Norwest Corporation changed its name to “Wells Fargo & Company” upon the merger of the former Wells Fargo & Company into a wholly owned subsidiary of Norwest Corporation. Norwest Corporation as it existed before this merger is referred to in this proxy statement as the “former Norwest.” In this proxy statement the “Company,” “Wells Fargo,” “we,” “our,” or “us” all refer to the company now named Wells Fargo & Company and its subsidiaries. We also refer to the Board of Directors of Wells Fargo & Company as the “Board.”

If you do not know or you cannot remember the meaning of a term or abbreviation used in this proxy statement, please refer to the Glossary of Commonly Used Terms beginning on page G-1 of this proxy statement. This Glossary provides the definitions for terms or abbreviations frequently used in this proxy statement.

INFORMATION ABOUT THE ANNUAL MEETING

What is a proxy?

The Board is asking you to give us your proxy. Giving us your proxy means that you authorize another person or persons to vote your shares of our common stock at the annual meeting in the manner you direct. The written document you sign to designate someone as your proxy is usually called a “proxy card” or a “voting instruction form” depending upon how the ownership of your shares is reflected in our records. If your shares are registered directly in your name on our records, then we will send you a proxy card to use to designate your proxy and vote your shares. If your shares are registered in the name of your broker, bank, or other nominee, and not directly in your name, then your broker, bank, or other nominee will send you a voting instruction form to use to vote your shares. If your shares are held either through the Company’s 401(k) Plan or Stock Purchase Plan, then Automated Data Processing, Inc. (ADP) will send you a voting instruction form and proxy card to use to vote your shares. In this proxy statement, we use the term “proxy card” to mean the proxy card, voting instruction form, and the instruction and proxy card unless otherwise indicated.

Who pays the cost of soliciting proxies?

We pay the cost of soliciting proxies. We have retained Georgeson Inc. to help the Board solicit proxies. We expect to pay Georgeson a fee of $15,000 plus out-of-pocket expenses for its help. Our team members and members of the Board may also solicit proxies for us by mail, telephone, fax, e-mail, or in person. We will not pay our team members or directors any extra amounts for soliciting proxies.

What will I be voting on at the annual meeting?

This year you will be asked to vote on the following items of business:

•	The election of the nominees for directors named in this proxy statement (Item 1);

•	The ratification of KPMG LLP (KPMG) as our independent auditors for 2007 (Item 2); and

•

Five stockholder proposals regarding separation of Board Chairman and CEO positions (Item 3); an advisory vote on executive compensation (Item 4); adoption of a policy limiting benefits under our supplemental executive retirement plan (Item 5); a report on Home Mortgage Disclosure Act (HMDA) data (Item 6); and emission reduction goals for Wells Fargo and its customers (Item 7), if presented at the meeting.

As far as we know, stockholders will vote at the annual meeting only on the items listed above. However, if any other business properly comes before the meeting, the persons named as proxies for stockholders will vote on those matters in a manner they consider appropriate.

How does the Board recommend I vote my shares?

For the reasons set forth in more detail later in this proxy statement, the Board recommends you vote:

•	FOR all the nominees for directors named in this proxy statement (Item 1);

•	FOR the ratification of KPMG as our independent auditors for 2007 (Item 2); and

•	AGAINST each of the stockholder proposals (Items 3 through 7).

Who can vote at the annual meeting?

We are required under Delaware law to establish a record date for the annual meeting so that we can determine which stockholders are entitled to notice of and to vote at the meeting. The Board has determined that the record date for the annual meeting is March 6, 2007. Stockholders who owned shares of our common stock as of the close of business on that date can vote at the meeting. On that date, we had 3,369,899,558 shares of common stock outstanding and entitled to vote. Each share of our common stock outstanding on the record date is entitled to one vote on each of the 16 director nominees and one vote on each other item to be voted on at the meeting. There is no cumulative voting.

What is the difference between a “record” holder and a “street name” holder?

If your shares of common stock are registered directly in your name on our stock records, you are considered the record holder of those shares. This means you have the right to vote your shares in person or by proxy at the annual meeting. We have sent our proxy materials directly to you.

If a broker, bank, or other nominee holds your shares of common stock in an account registered in its name, instead of those shares being registered directly in your own name, then your shares are held in “street name.” This means your broker, bank, or other nominee is considered the record holder and you are considered the beneficial owner of the shares. We sent copies of our proxy materials to the entity that is the record holder of your shares. This entity is responsible for sending the proxy materials to you. As the beneficial owner, you can direct this entity on how to vote your shares at the annual meeting. This entity is obligated to provide you with a voting instruction form for you to use for this purpose.

Do I have to attend the annual meeting to vote?

No. The Board is soliciting proxies so that you can vote before the annual meeting. Even if you currently plan to attend the meeting, we recommend that you vote by proxy before the meeting so that your vote will be counted if you later decide not to attend. If your shares are held in street name, you may vote your shares before the meeting by completing, signing, and returning the voting instruction form you received from your broker, bank, or other nominee. If you are the record holder of your shares, you can vote your shares before the meeting by submitting a proxy card in one of the following ways:

•	By mail, by completing, signing, and returning your proxy card;

•	By telephone, by following the instructions for telephone voting on your proxy card; or

•	Over the Internet, by following the instructions for Internet voting on your proxy card.

If you receive more than one proxy card, you hold shares of our common stock in more than one account. You must complete, sign, and date each proxy card or vote all of these shares by telephone or the Internet. If you vote by telephone or Internet, you should not mail back any proxy card you received.

If you vote using one of the methods indicated above, you will designate Avid Modjtabai, Carrie L. Tolstedt, and James M. Strother, each of whom is an executive officer, as your proxies to vote your shares as you instruct. If you sign and return your proxy card but do not give any voting instructions on your proxy card, these individuals will vote your shares by following the Board’s recommendations given above. If any other business properly comes before the meeting, these individuals will vote on those matters in a manner they consider appropriate.

Can I vote at the annual meeting?

Yes. If you are a stockholder of record on the record date, you can vote your shares of common stock in person at the annual meeting. If your shares are held in street name, you may vote your shares in person only if you have a legal proxy from the entity that holds your shares giving you the right to vote the shares. A legal proxy is a written document from your bank or broker authorizing you to vote the shares it holds in its name. If you attend the meeting and vote your shares by ballot, your vote at meeting will revoke any vote you submitted by returning your proxy card, or by telephone, or Internet. Even if you currently plan to attend the meeting, we recommend that you also submit your proxy card as described above so that your vote will be counted if you later decide not to attend the meeting.

How do I vote the shares I hold in the Company’s 401(k) Plan or Stock Purchase Plan?

If you hold shares of our common stock in our 401(k) Plan or Stock Purchase Plan, ADP will send you an instruction and proxy card with your proxy materials. This instruction and proxy card reflects all shares of common stock you may vote under these plans as of the record date. If you participate in our 401(k) Plan and/or Stock Purchase Plan and you have a Company e-mail address, you will receive the instruction and proxy card after you are notified by e-mail that you can review a copy of our proxy materials on the Internet. Under the terms of the 401(k) Plan, your 401(k) Plan shares are voted by the trustee of the 401(k) Plan, but you have the right to instruct the trustee how to vote these shares. Wells Fargo Bank, National Association is the trustee of the 401(k) Plan and is custodian of the Stock Purchase Plan. Under the Stock Purchase Plan, you can vote all your Stock Purchase Plan shares directly. You can instruct the 401(k) Plan trustee how to vote your 401(k) Plan shares, and direct the Stock Purchase Plan custodian to vote your Stock Purchase Plan shares by completing, signing, and returning your instruction and proxy card. You can also give your voting instructions by telephone or Internet by following the instructions on the instruction and proxy card. ADP will tabulate all voting instructions and votes given by participants in these plans and provide the voting results for each plan to the 401(k) Plan trustee and Stock Purchase Plan custodian. With respect to 401(k) Plan shares, the trustee will then determine the ratio of votes for and against and abstentions on each item and vote all shares held in the 401(k) Plan according to these ratios. If you do not instruct the trustee how to vote your 401(k) Plan shares, the trustee will vote your 401(k) Plan shares in proportion to the voting instructions the trustee actually receives from all other 401(k) Plan participants. With respect to Stock Purchase Plan shares, Wells Fargo Bank as custodian will vote these shares at the annual meeting as each participant directs. If you do not provide voting directions for your Stock Purchase Plan shares, these shares will not be voted.

May I change my vote?

Yes. If you are the record holder of the shares, you can change your vote by:

•	Submitting timely written notice of revocation to our Corporate Secretary at the address shown on page 8 of this proxy statement;

•	Submitting a new proxy card with a later date and returning it prior to the annual meeting;

•	If you voted by telephone or Internet, voting again by telephone or the Internet by the applicable deadline shown in the table on page 5; or

•	Attending the annual meeting in person and voting your shares by ballot at the meeting.

If your shares are held in our 401(k) Plan or Stock Purchase Plan, you may change your vote as indicated above, except that any changes to your voting instructions must be provided by the applicable deadline. If your shares are held in street name, you may change your vote by submitting new voting instructions to your broker, bank, or other nominee.

What is the deadline for voting?

If You Are:	Voting By:	Your Vote Must Be Received:
A record holder	• Mail	• Prior to the date of the annual meeting
	• Telephone or Internet	• By 12 noon, Central time, on April 23, 2007
A street name holder	• Mail	• By 12 noon, Eastern time, on April 24, 2007
	• Telephone or Internet	• By 11:59 p.m., Eastern time, on April 23, 2007
A 401(k) Plan or Stock Purchase Plan participant	• Mail	• By 11:59 p.m., Eastern time, on April 20, 2007
	• Telephone or Internet	• By 11:59 p.m., Eastern time, on April 22, 2007

Are there any rules regarding admission to the annual meeting?

Yes. You are entitled to attend the annual meeting only if you were, or you hold a valid legal proxy naming you to act for, one of our stockholders on the record date. Before we will admit you to the meeting, we must be able to confirm:

•	Your identification by reviewing a valid form of photo identification, such as a driver’s license; and

•	You were, or are validly acting for, a stockholder of record on the record date by:

➢	verifying your name and stock ownership against our list of registered stockholders, if you are the record holder of your shares;

➢	reviewing other evidence of your stock ownership, such as your most recent brokerage or bank statement, if you hold your shares in street name; or

➢	reviewing a written proxy that shows your name and is signed by the stockholder you are representing, which stockholder must be either a registered stockholder or you must have a brokerage or bank statement for that stockholder as described above.

If you do not have a valid picture identification and proof that you owned, or are legally authorized to act for someone who owned, our common stock on March 6, 2007, you will not be admitted to the meeting.

We will have representatives at the entrance to the meeting to verify that your name appears in our stock records or will inspect your brokerage or bank statement as your proof of ownership and any written proxy you present as the representative of a stockholder. These representatives will have the authority, on our behalf and in their sole discretion, to decide whether any documentation you present for admission to the meeting meets the requirements described above. The annual meeting will begin promptly at 1:00 p.m., Pacific time. Please allow ample time for the admission procedures described above.

What is a broker non-vote?

The New York Stock Exchange (NYSE) allows its member-brokers to vote shares held by them for their customers on matters the NYSE determines are routine, even though the brokers have not received voting instructions from their customers. The NYSE currently considers the election of directors and the ratification of independent auditors as routine matters. Your broker, therefore, may vote your shares in its discretion on these routine matters if you do not instruct your broker how to vote on these matters. If the NYSE does not consider a matter routine, then your broker is prohibited from voting your shares on the matter unless you have given voting instructions to your broker. The NYSE does not consider the five stockholder proposals being presented at the annual meeting routine matters, so your broker may not vote on these proposals in its discretion. Your broker, therefore, will need to return a proxy card without voting on these non-routine matters. This is referred to as a “broker non-vote.”

How many votes must be present to hold the annual meeting?

A quorum must be present before we can conduct any business at the meeting. This means we need the holders of a majority of our outstanding shares of common stock entitled to vote at the meeting as of the record date to be present in person or represented by proxy at the meeting. We urge you to promptly vote by proxy even if you plan to attend the annual meeting so that we will know as soon as possible that enough shares will be present for us to hold the meeting. Solely for purposes of determining whether we have a quorum, we will count as present at the meeting:

•	Shares present in person or by proxy and voting;

•	Shares present in person and not voting;

•	Shares for which we have received proxies but for which stockholders have abstained from voting; and

•	Shares that represent broker non-votes.

What vote is required to approve each item?

•

Election of Directors (Item 1).    Under our By-Laws, a nominee for director will be elected to the Board if the votes cast for the nominee exceed the votes cast against the nominee. As required by our Corporate Governance Guidelines, each nominee for director has tendered an irrevocable resignation that will become effective if he or she fails to receive the required vote for election at the annual meeting and the Board accepts the tendered resignation. For more information on the director resignation provisions in our Corporate Governance Guidelines, see the information under “Director Election Standard” on page 28 of this proxy statement.

•

All Other Items (Items 2 through 7).    Under our By-Laws, the ratification of KPMG and the stockholder proposals will be approved if a majority of the shares present in person or represented by proxy at the annual meeting and entitled to vote on these items vote “FOR” these items.

How are votes counted?

•

Election of Directors.    You may vote “FOR” or “AGAINST” each director nominee, or “ABSTAIN” from voting on a director nominee. We will not count abstentions as either for or against a director, so abstentions have no effect on the election of a director.

•	Ratification of KPMG. You may vote “FOR” or “AGAINST” this item, or “ABSTAIN” from voting on this item. We will treat an abstention on this item as a vote against this item.

•

Stockholder Proposals.    You may vote “FOR” or “AGAINST” a stockholder proposal, or “ABSTAIN” from voting on a proposal. We will treat an abstention on a stockholder proposal as a vote against the proposal. We will not count shares that are subject to broker non-votes for a stockholder proposal as having voted, so these shares will have the same effect as a vote against the proposal.

Is my vote confidential?

Yes. It is our policy that documents identifying your vote are confidential. The vote of any stockholder will not be disclosed to any third party before the final vote count at the annual meeting except:

•	To meet legal requirements;

•	To assert claims for or defend claims against the Company;

•	To allow authorized individuals to count and certify the results of the stockholder vote;

•	If a proxy solicitation in opposition to the Board takes place; or

•	To respond to stockholders who have written comments on proxy cards or who have requested disclosure.

The Inspector of Election and those who count stockholder votes may not be team members of Wells Fargo & Company but may be a team member of one of our affiliated banks who has been instructed to comply with this policy. ADP, which is not affiliated with the Company, will count the votes of team members participating in our 401(k) Plan and Stock Purchase Plan.

What is “householding”?

Securities and Exchange Commission (SEC) rules allow us to deliver a single copy of our proxy materials to multiple stockholders of record sharing the same address and last name, or who we reasonably believe are members of the same family and who consent to receive a single copy of these materials in a manner provided by these rules. This practice is referred to as “householding” and can result in significant savings of paper and mailing costs. Stockholders of record sharing an address who now receive multiple copies of our proxy materials and who wish to receive only one copy of these materials per household in the future should contact Wells Fargo Shareowner Services by telephone or mail using the instructions under “How can I get a paper copy of the proxy materials?” below.

Stockholders of record who reside at a currently householded address will receive only one copy of our proxy statement and 2006 annual report unless we receive contrary instructions from an affected stockholder. Each stockholder who resides at a householded address will be mailed a separate proxy card. We will promptly deliver a separate paper copy of the proxy statement and 2006 annual report to a stockholder at a shared address to which a single copy of these materials was delivered if we receive an oral or written request from the stockholder as described under “How can I get a paper copy of the proxy materials?” below.

We have been notified that certain brokers and banks holding our common stock for their customers will also household proxy materials. Stockholders sharing an address whose shares of our common stock are held by a broker or bank, who now receive multiple copies of our proxy materials and who wish to receive only one copy of these materials per household, should contact their broker or bank to request that only one set of these materials be delivered in the future.

Can I access proxy materials electronically?

We offer our stockholders of record the opportunity to access our proxy materials over the Internet rather than in printed form. This gives them faster delivery of these documents and saves us, and you, the cost of printing and mailing these materials. If you have already affirmatively agreed to delivery of our proxy materials by Internet, you may access these materials at the following Internet addresses:

•	www.wellsfargo.com/2006annualreport

•	www.wellsfargo.com/2007proxystatement

If you have agreed to electronic delivery of these materials, but wish to receive paper copies of the proxy materials, please follow the instructions under “How can I get a paper copy of the proxy materials?” below. If you are a stockholder of record and would like to get your proxy materials by Internet next year, please go to www.econsent.com/wfc and follow the instructions. Alternatively, you can check the box for electronic delivery on your proxy card or follow the instructions provided if you vote by telephone or over the Internet. Stockholders of record who have agreed to receive proxy materials over the Internet may revoke their consents at any time by going to www.econsent.com/wfc and following the revocation instructions.

Stockholders who hold shares in street name should contact their broker or bank directly to determine if they can access our proxy materials next year over the Internet or how to revoke any previously given consent.

How can I get a paper copy of the proxy materials?

Any stockholder who resides at a shared address who received a single copy of the proxy materials pursuant to householding but would like his or her own copy, or any stockholder who has consented to electronic delivery of the proxy materials who wishes to receive a paper copy of these proxy materials for the annual meeting should contact:

Wells Fargo & Company

Wells Fargo Center

MAC #N9305-173

Sixth and Marquette

Minneapolis, Minnesota 55479

Attention: Corporate Secretary

1-651-552-6974 or 1-800-689-8788

If a householded stockholder makes this request, it will also apply to future meetings.

OWNERSHIP OF OUR COMMON STOCK

Directors and Executive Officers

To align the interests of our directors and executive officers with your interests as stockholders, we require our non-employee directors and executive officers to own shares of our common stock. Under our stock ownership guidelines, non-employee directors are expected to own, within five years of joining the Board, stock equal to five times the cash portion of the annual retainer we pay them. We expect our executive officers to hold shares equal to at least 50% of the after-tax profit shares (assuming a 50% tax rate) each time they exercise an option under our Long-Term Incentive Compensation Plan (LTICP). For purposes of these guidelines, shares counted towards ownership include shares a non-employee director has deferred pursuant to our Directors Stock Compensation and Deferral Plan (Directors Plan) and shares an executive officer holds, or is deemed to hold, in our 401(k) Plan, Supplemental 401(k) Plan, Deferred Compensation Plan, Stock Purchase Plan, the Direct Purchase Plan administered by our transfer agent, and shares owned by an executive’s spouse.

The following table shows how many shares of our common stock our current directors and nominees for director and executive officers named in the Summary Compensation Table on page 52 of this proxy statement, and all directors and executive officers as a group owned on February 28, 2007 and the number of shares they had the right to acquire within 60 days of that date through the exercise of stock options. This table also shows, as of February 28, 2007, the number of common stock units credited to the accounts of our non-employee directors and executive officers under the terms of the various benefit and deferral plans available to them. None of our directors or executive officers, individually or as a group, beneficially own greater than 1% of our outstanding common stock.

	Amount and Nature of Ownership(1)
	(a)		(b)	(c)	(d)
Name	Common Stock Owned(2)(3)		Options Exercisable within 60 days of 2/28/07	Common Stock Units(4)(5)	Total
Non-Employee Directors
John S. Chen	5,797		3,505	—	9,302
Lloyd H. Dean	1,386		12,920	9,263	23,569
Susan E. Engel	2,200		51,350	43,285	96,835
Enrique Hernandez, Jr.	2,550		33,720	21,177	57,447
Robert L. Joss	425,939		43,860	2,326	472,125
Richard D. McCormick	55,038		51,350	83,680	190,068
Cynthia H. Milligan	26,487		51,350	28,393	106,230
Nicholas G. Moore	1,998		7,818	4,045	13,861
Philip J. Quigley	70,914		75,370	64,065	210,349
Donald B. Rice	166,714		61,350	33,987	262,051
Judith M. Runstad	14,370		60,590	6,309	81,269
Stephen W. Sanger	400		29,008	17,990	47,398
Susan G. Swenson	32,594		61,350	28,656	122,600
Michael W. Wright	27,642	(6)	51,350	95,544	174,536

	Amount and Nature of Ownership(1)
	(a)		(b)	(c)	(d)
Name	Common Stock Owned(2)(3)		Options Exercisable within 60 days of 2/28/07	Common Stock Units(4)(5)	Total
Named Executive Officers
Richard M. Kovacevich*	3,551,643		9,079,796	377,027	13,008,466
John G. Stumpf*	421,649		3,025,764	43,772	3,491,185
David A. Hoyt	196,178		3,944,152	86,338	4,226,668
Mark C. Oman	663,892	(7)	3,077,326	97,868	3,839,086
Howard I. Atkins	125,695		1,766,164	73,284	1,965,143
Carrie L. Tolstedt	165,040		1,745,623	26,715	1,937,378
All directors and executive officers as a group (25 persons)	6,454,587		25,759,437	1,233,799	33,447,823

*	Also a director.
(1)	Unless otherwise stated in the footnotes below, each of the named individuals and each member of the group has sole voting and investment power for all shares of common stock shown in the table.

(2)	The amounts shown for executive officers include shares of common stock allocated to the accounts of each executive officer under our 401(k) Plan as of February 28, 2007.

(3)	For the following directors, named executive officers, and for all directors and executive officers as a group, the share amounts shown in column (a) of the table include certain shares over which they may have shared voting and investment power:

•	John S. Chen, 4,000 shares held in a trust of which he is a co-trustee;

•	Lloyd H. Dean, 1,122 shares held in a trust of which he is a co-trustee;

•	Enrique Hernandez, Jr., 2,550 shares held in a trust of which he is a co-trustee;

•	David A. Hoyt, 149,428 shares held in a trust of which he is a co-trustee;

•	Robert L. Joss, 425,939 shares held jointly with his spouse;

•	Richard M. Kovacevich, 3,338,765 shares held in trusts of which he is a co-trustee and 1,860 shares held by his spouse in an IRA account;

•	Nicholas G. Moore, 1,000 shares held in a trust of which he is a co-trustee;

•	Mark C. Oman, 579,454 shares held jointly with his spouse, 8,320 shares held as custodian for his children, and 60,000 shares held in a family limited liability company;

•	Philip J. Quigley, 70,914 shares held in a trust of which he is a co-trustee;

•	Donald B. Rice, 3,040 shares held by his spouse in an IRA account;

•	Judith M. Runstad, 6,000 shares held by her spouse;

•	John G. Stumpf, 330,060 shares held in a trust of which he is a co-trustee and 4,216 shares held by his spouse in an IRA account;

•	Carrie L. Tolstedt, 153,532 shares held in a trust of which she is a co-trustee; and

•	All directors and executive officers as a group, 5,474,368 shares held by, for, or with members of their immediate families.

(4)	For executive officers, includes the following common stock units credited to their accounts as of February 28, 2007 under the terms of our Supplemental 401(k) Plan and Deferred Compensation Plan, which amounts will be paid only in shares of our common stock:

Common Stock Units Under Employee Benefit Plans

Name	Supplemental 401(k) Plan	Deferred Compensation Plan
Richard M. Kovacevich	377,027	—
John G. Stumpf	43,772	—
David A. Hoyt	37,730	48,608
Mark C. Oman	93,437	4,431
Howard I. Atkins	20,461	52,823
Carrie L. Tolstedt	18,118	8,597
All executive officers as a group	636,335	158,744

(5)	For non-employee directors, includes common stock units credited to their accounts pursuant to deferrals made under the terms of the Directors Plan and predecessor director compensation and deferral plans. All of these units, which are credited to individual accounts in each director’s name, will be paid in shares of our common stock except for 18,091 shares, which will be paid in cash, and 50,211 shares that a director may choose to be distributed in cash or shares.

(6)	Mr. Wright has pledged an aggregate of 19,642 shares to partially secure a loan outstanding to him.

(7)	Mr. Oman has pledged an aggregate of 574,666 shares of our common stock in accordance with the terms and conditions of a brokerage firm’s customary margin account requirements.

Principal Stockholders

The following table contains information regarding the only person and group we know of that beneficially owns 5% or more of our common stock as of December 31, 2006.

(a)	(b)	(c)
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership of Common Stock(1)	Percent of Common Stock Owned
Warren E. Buffett Berkshire Hathaway Inc. 1440 Kiewit Plaza Omaha, Nebraska 68131	218,169,300 shares	6.5%

(1)	Based on the Schedule 13G filed on February 14, 2007 with the SEC by Berkshire Hathaway Inc., a diversified holding company which Mr. Buffett may be deemed to control. Mr. Buffett and Berkshire Hathaway share voting and dispositive power over all reported shares, which include shares beneficially owned by certain subsidiaries of Berkshire Hathaway.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 (Exchange Act) and related regulations require our directors, executive officers, and anyone holding more than 10% of our common stock to report their initial ownership of our common stock and any changes in that ownership to the SEC and the NYSE. We assist our directors and executive officers in complying with these requirements. We are required to disclose in this proxy statement the failure by any reporting person to file these reports when due. Except as described in this paragraph, all reporting persons of the Company satisfied these filing requirements. The distribution of 101 shares from the Company’s Supplemental 401(k) Plan on March 17, 2006 to a former Wells Fargo employee who is the spouse of Carrie L. Tolstedt, an executive officer of the Company, was not timely reported. A report on Form 4 was filed promptly upon the receipt of information from the plan administrator. The purchase of 54 shares on January 30, 2006, and purchases of an aggregate of 139 shares during June and July 2006 for the benefit of Lloyd H. Dean, a director of the Company, were not timely reported. These purchases were made on behalf of Mr. Dean’s trust and IRA by an investment manager acting with full investment discretion and without prior consultation with or knowledge of Mr. Dean. A report on Form 4 was filed promptly upon Mr. Dean’s discovery of these purchases in his account statement. In making these disclosures, we are relying on written representations of each reporting person and copies of the reports filed with the SEC.

ITEM 1—ELECTION OF DIRECTORS

Director Nominees for Election

The Board has set 16 directors as the number to be elected at the annual meeting and has nominated the individuals named below. All nominees are currently directors of Wells Fargo & Company and have been previously elected by the stockholders except for John S. Chen and John G. Stumpf. Our CEO initially recommended Mr. Chen as a director and the Board elected him a director effective September 26, 2006. The Board elected John G. Stumpf, our President and COO, a director effective June 27, 2006. The Board has determined that except for Richard M. Kovacevich and John G. Stumpf, each nominee for election as a director at the 2007 annual meeting is independent from the Company as discussed below under “Director Independence.”

Directors are elected to hold office until the next annual meeting and until their successors are elected and qualified. All nominees have informed us that they are willing to serve as directors. If any nominee is no longer a candidate for director at the annual meeting, the proxyholders will vote for the rest of the nominees and may vote for a substitute nominee in their discretion. In addition, as described below under “Director Election Standard,” each of the nominees listed below has tendered his or her resignation as a director in accordance with our Corporate Governance Guidelines to be effective only if he or she fails to receive the required vote for election and the Board accepts the tendered resignation.

The Board recommends you vote FOR each of the following nominees:

John S. Chen, 51 Director since 2006

Business Experience:    Mr. Chen has served as the Chairman, Chief Executive Officer, President, and a director of Sybase, Inc., Dublin, California (computer software) since November 1998.

Other Directorships:    Disney Corporation

Lloyd H. Dean, 56 Director since 2005

Business Experience:    Mr. Dean has served as the President and Chief Executive Officer of Catholic Healthcare West, San Francisco, California (health care) since April 2000.

Other Directorships:    California Healthcare Association; Catholic Health Association of the USA; Mercy Housing California

Susan E. Engel, 60 Director since 1998

Business Experience:    Ms. Engel served as Chairwoman, Chief Executive Officer, and a director of Lenox Group Inc., Eden Prairie, Minnesota (specialty retailer) from November 1996 until she retired in January 2007.

Other Directorships:    SUPERVALU INC.

Enrique Hernandez, Jr., 51 Director since 2003

Business Experience:    Mr. Hernandez has served as Chairman, President, Chief Executive Officer, and a director of Inter-Con Security Systems, Inc., Pasadena, California (security services) since 1984.

Other Directorships:    McDonald’s Corporation; Nordstrom, Inc. (Chairman of the Board); Tribune Company

Robert L. Joss, 65 Director since 1999

Business Experience:    Mr. Joss has been the Philip H. Knight Professor and Dean of the Graduate School of Business at Stanford University, Palo Alto, California (higher education) since September 1999. He served as Chief Executive Officer and Managing Director of Westpac Banking Corporation from 1993 to 1999, one of Australia’s largest banking organizations.

Other Directorships:    Agilent Technologies, Inc.

Richard M. Kovacevich, 63 Director since 1986

Business Experience:    Mr. Kovacevich has served as our Chairman since April 2001, and as our Chief Executive Officer since November 1998. Mr. Kovacevich also served as our President from November 1998 to August 2005.

Other Directorships:    Cargill, Incorporated; Cisco Systems, Inc.; Target Corporation

Richard D. McCormick, 66 Director since 1983

Business Experience:    Mr. McCormick is Chairman Emeritus of US WEST, Inc., Denver, Colorado (communications). Mr. McCormick also served as Chairman of US WEST, Inc. from June 1998 until he retired in 1999 and as Chairman, President, and Chief Executive Officer from May 1992 to June 1998.

Other Directorships:    HealthTrio, Inc.; Nortel Networks Corporation; United Technologies Corporation

Cynthia H. Milligan, 60 Director since 1992

Business Experience:    Ms. Milligan has been the Dean of the College of Business Administration at the University of Nebraska-Lincoln, Lincoln, Nebraska (higher education) since June 1998. She was President and Chief Executive Officer of Cynthia Milligan & Associates (consulting firm to financial institutions) from March 1991 to May 1998; and Director of the Nebraska Department of Banking and Finance from January 1987 until February 1991.

Other Directorships:    Calvert Funds; Raven Industries, Inc.

Nicholas G. Moore, 65 Director since 2006

Business Experience:    Mr. Moore served as the Global Chairman of PricewaterhouseCoopers, New York, New York (professional services firm) from June 1998 until he retired in June 2001. Mr. Moore also served as Chairman and Chief Executive Officer of Coopers & Lybrand LLP from 1994 until 1998, when it merged with Price Waterhouse LLP.

Other Directorships:    Bechtel Group, Inc.; Gilead Sciences, Incorporated; Network Appliance Inc.

Philip J. Quigley, 64 Director since 1994

Business Experience:    Mr. Quigley served as Chairman, President, and Chief Executive Officer of Pacific Telesis Group, San Francisco, California (telecommunications) from April 1994 until he retired in December 1997.

Other Directorships:    Nuance Communications, Inc.; SRI International

Donald B. Rice, 67 Director 1980-1989 and since 1993

Business Experience:    Mr. Rice has served as President, Chief Executive Officer, and a director of Agensys, Inc., Santa Monica, California (biotechnology research and development) since December 1996 and as Chairman since February 2002.

Other Directorships:    Chevron Corporation; Vulcan Materials Company

Judith M. Runstad, 62 Director since 1998

Business Experience:    Ms. Runstad is a former partner of, and has been of counsel since January 1997 to the law firm of Foster Pepper PLLC, Seattle, Washington.

Other Directorships:    Potlatch Corporation; SAFECO Corporation

Stephen W. Sanger, 60 Director since 2003

Business Experience:    Mr. Sanger has served as Chairman and Chief Executive Officer of General Mills, Inc., Minneapolis, Minnesota (packaged food producer and distributor) since May 1995, and as a director since 1992.

Other Directorships:    Target Corporation

John G. Stumpf, 53 Director since 2006

Business Experience:    Mr. Stumpf has served as our President and Chief Operating Officer since August 2005, as Group Executive Vice President, Community Banking from July 2002 to August 2005, and as Group Executive Vice President, Western Banking from May 2000 to June 2002.

Other Directorships:    Visa U.S.A., Inc.; Visa International

Susan G. Swenson, 58 Director since 1994

Business Experience:    Ms. Swenson has served as Chief Operating Officer of Amp’d Mobile, Inc., Los Angeles, California (mobile technology) since October 2006. Ms. Swenson served as Chief Operating Officer of T-Mobile USA from February 2004 to October 2005. She served as President and Chief Operating Officer and a director of Leap Wireless International, Inc. from July 1999 to January 2004.

Other Directorships:    Eltek Ltd; mBlox Inc.

Michael W. Wright, 68 Director since 1991

Business Experience:    Mr. Wright served as the Chairman, President, and Chief Executive Officer of SUPERVALU INC., Eden Prairie, Minnesota (food distributor and retailer) from June 1981 until June 2000; as Chairman and Chief Executive Officer until June 2001; and as Chairman and a director until he retired in June 2002.

Other Directorships:    Canadian Pacific Railway Company; Honeywell International, Inc.; S.C. Johnson & Son, Inc.

Board and Committee Meetings; Annual Meeting Attendance

Directors are expected to attend all Board meetings and meetings of committees on which they serve. Directors are also expected to attend each annual stockholders meeting. All nominees for director in 2006 attended last year’s annual stockholders meeting.

The Board of Directors held eight regular meetings during 2006. Director attendance at meetings of the Board and its committees averaged 95% during 2006. Each director attended at least 75% of the total number of meetings of the Board and committees on which he or she served. The Board met in executive session without management present during six of its 2006 meetings. The Chair of the Board’s Governance and Nominating Committee serves as the “lead” director during executive sessions. The committee chair who is most familiar with the subject matter being discussed leads the discussion. For example, the Chair of the Board’s Human Resources Committee leads the discussions regarding executive compensation, the CEO’s performance evaluation, and management succession.

Committees of the Board

The Board has established five standing committees: Audit and Examination, Credit, Finance, Governance and Nominating, and Human Resources. These committees act on behalf of the Board and report on their activities to the entire Board. The Board appoints all of the members of the committees on the recommendation of the Governance and Nominating Committee and adopts each committee’s charter.

The following table provides membership information for each of the Board’s standing committees as of the date of this proxy statement.

Name	Audit and Examination Committee	Credit Committee	Finance Committee	Governance and Nominating Committee	Human Resources Committee
John S. Chen			✓
Lloyd H. Dean	✓		✓
Susan E. Engel		✓	✓		✓
Enrique Hernandez, Jr.	✓		✓
Robert L. Joss	✓	✓*		✓
Richard D. McCormick			✓*		✓
Cynthia H. Milligan	✓	✓		✓
Nicholas G. Moore	✓		✓
Philip J. Quigley	✓*	✓		✓
Donald B. Rice				✓*	✓
Judith M. Runstad		✓	✓
Stephen W. Sanger			✓		✓*
Susan G. Swenson	✓	✓		✓
Michael W. Wright		✓		✓	✓

*	Committee Chair

Each committee’s charter addresses its purpose, authority, and responsibilities and contains other provisions relating to, among other matters, membership, meetings, and process for charter amendments. As required by its charter, each committee annually reviews and assesses its charter’s adequacy, but it may recommend amendments at any time. The Board must approve any recommended amendments. In addition, each committee charter requires the committee to annually review its performance. Stockholders and other interested persons may view a current copy of each committee’s charter on our website, www.wellsfargo.com (select “About Wells Fargo,” then “Corporate Governance”). A current copy of each committee’s charter is also available in printed form to any stockholder who requests it by contacting our Corporate Secretary.

Audit and Examination Committee

Authority and Responsibilities.    The purpose of the Audit and Examination Committee (AEC) is to:

•	Assist the Board of Directors in fulfilling its responsibilities to oversee:

➢	policies and management activities related to accounting and financial reporting, internal controls, auditing, operational risk, and legal and regulatory compliance;

➢	the integrity of our financial statements and the adequacy and reliability of disclosures to our stockholders; and

➢	the qualifications and independence of the outside auditors and the performance of internal and outside auditors;

•	Prepare the AEC report included in our annual proxy statement in accordance with SEC rules; and

•	Perform the audit committee and fiduciary audit committee functions on behalf of our bank subsidiaries in accordance with federal banking regulations.

In carrying out its oversight function, the AEC is responsible for, among other things:

•	Reviewing and discussing our financial statements, and other financial reporting matters generally, with management and our outside auditors;

•	Recommending to the Board whether to include the audited financial statements in our Annual Report on Form 10-K;

•	Selecting and evaluating our outside auditors;

•	Approving all audit engagement fees and terms and all non-audit engagements of the outside auditors;

•	Reviewing information related to the independence of our outside auditors and discussing such matters with our outside auditors;

•	Reviewing with management the results of internal and external audits;

•	Reviewing regulatory examination reports and other communications from regulators;

•	Reviewing legal, compliance, and risk management matters with management; and

•	Overseeing the policy and procedures regarding the receipt, retention, and treatment of complaints regarding accounting, internal accounting controls, and auditing matters.

Membership and Meetings.    Under its charter, the AEC must have a minimum of three members. No AEC member may serve on the audit committee of more than two other public companies. Each member of the AEC is independent, as independence for audit committee members is defined by NYSE rules discussed below under “Director Independence.” The Board has determined, in its business judgment, that each member of the AEC is financially literate as required by NYSE rules, and that each member (Lloyd H. Dean, Enrique Hernandez, Jr., Robert L. Joss, Cynthia H. Milligan, Nicholas G. Moore, Philip J. Quigley, and Susan G. Swenson) qualifies as an “audit committee financial expert” as defined by SEC regulations.

The AEC is required to have at least seven regular meetings a year, and may call special meetings. In 2006, the AEC met 12 times. As permitted by its charter, the AEC has delegated pre-approval authority for audit and permissible non-audit services to each of three designated AEC members for time-sensitive engagements only, as discussed on pages 87 to 88 below.

Audit and Examination Committee Report.    The 2006 report of the AEC begins on page 88 of this proxy statement.

Credit Committee

Authority and Responsibilities.    The purpose of the Credit Committee is to:

•	Review the quality of, and the trends affecting our credit portfolio;

•	Oversee the effectiveness and administration of credit-related policies;

•	Review the adequacy of the allowance for credit losses; and

•	Provide oversight and guidance to the Board regarding the credit-related aspects of implementing the Basel II Capital Accord.

Within this broad framework, the Credit Committee is responsible for, among other things:

•	Monitoring the performance and quality of our credit portfolio;

•	Overseeing the administration and effectiveness of, and compliance with our credit policies; and

•	Reviewing and approving credit-related activities that are required by law to be approved.

Membership and Meetings.    Under its charter, the Credit Committee must have a minimum of three members. The Credit Committee is required to have at least three regular meetings a year, and may call special meetings. In 2006, the Credit Committee met three times.

Finance Committee

Authority and Responsibilities.    The purpose of the Finance Committee is to:

•	Review financial strategies for achieving financial objectives;

•	Review financial performance results; and

•	Oversee the administration and effectiveness of financial risk management policies.

Within this broad framework, the Finance Committee is responsible for, among other things:

•	Reviewing and approving our financial risk management policies;

•	Reviewing and recommending to the Board the declaration of dividends with respect to our common stock; and

•	Annually reviewing information regarding our outstanding debt issuances and recommending financings to the Board.

Membership and Meetings.    Under its charter, the Finance Committee must have a minimum of three members. The Finance Committee is required to have at least three regular meetings a year, and may call special meetings. In 2006, the Finance Committee met three times.

Governance and Nominating Committee

Authority and Responsibilities.    The purpose of the Governance and Nominating Committee (GNC) is to:

•	Assist the Board by identifying individuals qualified to become Board members and to recommend to the Board nominees for director and director nominees for each committee;

•	Recommend to the Board changes to our Corporate Governance Guidelines;

•	Oversee an annual review of the Board’s performance;

•	Recommend to the Board a determination of each non-employee director’s “independence” under applicable rules and guidelines; and

•	Review from time to time director compensation and recommend any changes for approval by the Board.

Within this broad framework, the GNC is responsible for, among other things:

•	Determining whether an individual meets the Board-approved minimum qualifications for Board membership;

•	Reviewing and making recommendations to the Board regarding the size of the Board and matters relating to retirement of Board members;

•	Considering any offer to resign from a member of the Board and recommending to the Board the action to be taken on the tendered resignation; and

•	Annually reviewing and assessing the adequacy of our Corporate Governance Guidelines and recommending changes to the Board.

Membership and Meetings.    Under its charter, the GNC must have a minimum of three members. Each member of the GNC is independent, as independence is defined by NYSE rules, as discussed below under “Director Independence.” The GNC is required to have at least two regular meetings a year, and may call special meetings. In 2006, the GNC met three times.

Director Compensation Process and Procedures.    Additional information about the GNC’s process and procedures for establishing director compensation appears below under “Director Compensation” on page 23 of this proxy statement.

Human Resources Committee

Authority and Responsibilities.    The purpose of the Human Resources Committee (HRC) is to:

•	Discharge the Board’s responsibilities relating to compensation of our executive officers;

•	Prepare the Compensation Committee Report on our Compensation Discussion and Analysis (CD&A) for inclusion in our annual proxy statement;

•	Evaluate our CEO’s performance and oversee succession planning; and

•	Evaluate and approve the compensation plans, policies, and programs applicable to our executive officers.

Within this broad framework, the HRC is responsible for, among other things:

•

Establishing annual alternative performance goals under our Performance-Based Compensation Policy (Performance Policy) (an Internal Revenue Code (IRC) Section 162(m) policy) at the beginning of each fiscal year and certifying achievement of these goals;

•	Reviewing and approving:

➢	annual base salaries, annual incentive opportunities, employment agreements, severance arrangements and change-in-control agreements, and any special or supplemental benefits for our executive officers;

➢	stock option grants and other equity awards under our LTICP;

➢	benefits, compensation, and perquisite plans and arrangements applicable to our executive officers; and

•	Evaluating the Company’s and CEO’s performance annually to determine and approve the CEO’s compensation and recommending ratification of this compensation by the Board.

The HRC may, in its discretion, form and delegate all or a portion of its authority to subcommittees of one or more of its members.

Membership and Meetings.    Under its charter, the HRC must have a minimum of three members. All HRC members must meet the definition of a “non-employee director” under Rule 16b-3 of the Exchange Act and be an “independent” director under NYSE rules. The Board has determined that each current HRC member is an independent, non-employee director under these rules, as discussed below under “Director Independence.”

The HRC is required to have at least three regular meetings a year, and may call special meetings. In 2006, the HRC met four times.

Executive Compensation Process and Procedures.    Information about the HRC’s process and procedures for establishing executive compensation and its Compensation Committee Report on our CD&A appears below under “Human Resources Committee—Executive Compensation Process and Procedures” on pages 34 to 36 of this proxy statement.

Compensation Committee Interlocks and Insider Participation

Susan E. Engel, Donald B. Rice, Stephen W. Sanger, and Michael W. Wright served as members of the HRC in 2006. During 2006, no member of the HRC was an employee, officer, or former officer of the Company. None of our executive officers served on the board of directors or compensation committee (or other committee serving an equivalent function) of any entity in 2006 that had an executive officer serving as a member of our Board or the HRC. A formerly related entity of Ms. Engel and a family member of Mr. Rice had certain relationships and/or transactions with Wells Fargo in 2006, which are described under “Related Person Transactions” on pages 83 and 84 of this proxy statement.

Director Compensation

Introduction.    As discussed in the narrative following the Director Compensation table below, compensation paid to non-employee directors consists of cash (in the form of an annual retainer and meeting fees) and equity (in the form of formula stock awards and option grants under the Directors Plan). The GNC is responsible for all matters relating to directors and other corporate governance issues specified in its charter. It also acts as a compensation committee in connection with reviewing and establishing or recommending to the Board non-employee director compensation. Information about the GNC’s charter may be found under “Governance and Nominating Committee” on pages 20 and 21 of this proxy statement, and information about its role in the selection and nomination of directors may be found below under “Director Nomination Process” on pages 31 to 33 of this proxy statement. Information about the GNC’s process and procedures for establishing compensation for the Company’s non-employee directors appears below.

Compensation Process—In General.    With respect to director compensation matters, the GNC reviews both the individual components and total amount of director compensation at least annually, generally at its September meeting. The Company’s CEO and its Executive Vice President—Human Resources attend these meetings, excluding, however, executive sessions, and the GNC’s compensation consultant is available at the GNC’s request. In accordance with its charter, any changes in director cash compensation (the annual retainer and meeting fees) are recommended by the GNC to the Board for approval. However, in its capacity as the administrator of the Directors Plan, the GNC may establish the amount of the annual formula stock awards and option grants to directors awarded under the Directors Plan up to a maximum amount specified by the plan. The GNC generally recommends changes in director compensation every two years, based on its review of competitive pay data for non-employee directors from the financial services companies that comprise the Company’s Peer Group, although it may recommend changes to director compensation more frequently based on its analysis of this competitive data. The composition of the Peer Group used by the GNC for this purpose is identical to the Peer Group companies used by the HRC for purposes of determining competitive pay for our executive officers. A list of the financial services companies included in the Company’s Peer Group for 2006 for both director and executive officer compensation comparison purposes appears under “Determining 2006 Competitive Pay for Named Executive Officers” in the Company’s CD&A on page 42 of this proxy statement. The GNC’s compensation consultant compiles and furnishes this competitive pay data and other director compensation information to GNC members for their consideration at GNC meetings.

Use of Consultants.    For purposes of compiling Peer Group non-employee director compensation data and otherwise advising the GNC on compensation matters, the GNC has retained the services of George B. Paulin, Chairman and Chief Executive Officer of Frederic W. Cook & Co., Inc. (F.W. Cook), a compensation consulting firm, to act as the GNC’s independent compensation consultant. F.W. Cook and Mr. Paulin also serve in similar advisory capacities to the HRC with respect to executive officer compensation matters. Mr. Paulin was engaged to provide objective, third-party advice to the GNC regarding the Company’s non-employee director compensation programs and amounts generally when compared to those of the Peer Group and other similarly situated companies. Under the terms of the engagement letter with F.W. Cook, Mr. Paulin works directly on behalf of the GNC in providing these consulting services.

2007 Director Compensation.    For purposes of establishing director compensation for 2007, the GNC asked Mr. Paulin at its September 2006 meeting to review the Company’s director compensation program in light of Peer Group companies’ compensation data and compensation practices for their non-employee directors. This review included an analysis of the relationship (expressed as a percentage of total director compensation) of the Company’s director compensation paid in the form of cash and director compensation paid in the form of equity through formula stock awards and option grants. In this analysis, Mr. Paulin noted that the Company’s director compensation program was slightly below the median of its Peer Group in total compensation, in the top quarter with respect to the amount of cash compensation, below the median for equity compensation, and was weighted slightly more towards cash as a percentage of total compensation when compared to similar data for the Peer Group. Mr. Paulin also reviewed current trends among the Company’s Peer Group in director compensation programs.

At its meetings in 2006 at which director compensation was discussed, the GNC considered this competitive data, as well as several alternative structures for director compensation. After considering the various alternatives, the GNC concluded it was appropriate to maintain the current balance between cash and equity compensation. In the GNC’s opinion, the current balance helps preserve director independence from management and minimize any focus on shorter-term gains that could be associated with equity-based compensation. The GNC ultimately decided to increase the annual retainer and value of the director formula stock award and option grant in light of the competitive environment for director compensation. Accordingly, the GNC recommended to the Board, and the Board approved, increases in the annual cash retainer for directors from $65,000 to $75,000 and meeting fees from $1,600 to $2,000, effective January 1, 2007. In addition, and pursuant to the Directors Plan, the GNC approved increases in the value of the annual formula stock award from $65,000 to $70,000 and the value of the annual option grant from $57,000 to $60,000. As discussed below in footnote (3) to the table and under “Stock Options”, the value reported in the table for an option reflects, as required by SEC rules, the amount recognized for the option grant in the Company’s financial statements for the year ended December 31, 2006, in accordance with Statement of Financial Accounting Standards No. 123(R), Share-Based Payment (FAS 123R). The value of an option award for purposes of the Directors Plan is determined using a Black-Scholes option model, and is greater than the FAS 123R value because the Black-Scholes model uses the Directors Plan’s maximum option term of 10 years rather than the shorter expected term based on the Company’s historical experience as allowed by the accounting standards. In 2006, for example, the Black-Scholes value of the annual stock option grant was $57,000. The FAS 123R value, as reported in the table, was $31,060.

2006 Director Compensation.    Information regarding compensation paid to directors for their service as directors during 2006 appears in the table and related footnotes and narrative below.

DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non-qualified Deferred Compensation Earnings		All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)		(g)	(h)
J. A. Blanchard, III (4)	$42,467	—	—	—	—		—	$42,467
John S. Chen (5)	26,467	$65,016	$9,066	—	—		—	100,549
Lloyd H. Dean	109,800	65,035	31,060	—	—		—	205,895
Susan E. Engel	93,800	65,035	31,060	—	—		—	189,895
Enrique Hernandez, Jr.	95,400	65,035	31,060	—	—		—	191,495
Robert L. Joss	132,800	65,035	31,060	—	—		—	228,895
Reatha Clark King (4)	37,667	—	—	—	$170	(6)	—	37,837
Richard D. McCormick	97,600	65,035	31,060	—	—		—	193,695
Cynthia H. Milligan	103,400	65,035	31,060	—	—		—	199,495
Nicholas G. Moore (7)	81,983	97,520	35,850	—	—		—	215,353
Philip J. Quigley	149,200	65,035	31,060	—	—		—	245,295
Donald B. Rice	104,000	65,035	31,060	—	—		—	200,095
Judith M. Runstad	92,200	65,035	31,060	—	—		—	188,295
Stephen W. Sanger	100,733	65,035	31,060	—	—		—	196,828
Susan G. Swenson	106,600	65,035	31,060	—	—		—	202,695
Michael W. Wright	95,667	65,035	31,060	—	—		—	191,762

(1)	Includes fees earned in 2006 but paid in 2007 and fees earned in 2006 but deferred under the Directors Plan. Fees earned by a director vary depending upon the number of Board meetings attended by the director, the number of Board committees on which the director served, the number of committee meetings attended by the director, and whether the director acted as chair of a committee. See “Annual Retainer and Meeting Fees” and “Deferral Program” below.

(2)	Reflects the dollar amount recognized for the stock award in accordance with FAS 123R in the Company’s audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2006, as filed with the SEC (the 2006 financial statements). The FAS 123R grant date fair value equals the fair market value of the stock subject to the award as of the date of grant. Formula stock awards granted under the Directors Plan vest in full as of the date of grant and, as a result, the grant date fair value is recognized entirely in the year the grant occurs. See “Formula Stock Awards” below for more information.

(3)	Reflects the dollar amount recognized for the stock option award in the Company’s 2006 financial statements in accordance with FAS 123R. For a discussion of assumptions used to calculate the FAS 123R value, refer to Note 14 (Common Stock and Stock Plans) to the Company’s 2006 financial statements. All option awards granted in 2006 under the Directors Plan were fully vested as of December 31, 2006 except for Mr. Chen’s option award, which will vest as of March 26, 2007. As a result, except for Mr. Chen’s option award which had a grant date fair value of $16,999, the entire FAS 123R grant date fair value of each option award was recognized in 2006. The table below shows for each non-employee director the aggregate number of securities underlying outstanding options at December 31, 2006. See “Stock Options” below for more information.

Name	Number of Securities Underlying Unexercised Options
J. A. Blanchard, III	44,692
John S. Chen	3,505
Lloyd H. Dean	12,920
Susan E. Engel	51,350
Enrique Hernandez, Jr.	33,720
Robert L. Joss	43,860
Reatha Clark King	44,692
Richard D. McCormick	51,350
Cynthia H. Milligan	51,350
Nicholas G. Moore	7,818
Philip J. Quigley	75,370
Donald B. Rice	61,350
Judith M. Runstad	60,590
Stephen W. Sanger	29,008
Susan G. Swenson	61,350
Michael W. Wright	51,350

(4)	Retired from the Board effective April 25, 2006.

(5)	Elected to the Board effective September 26, 2006.

(6)	Represents that portion of the earnings on compensation deferred under the Directors Plan by Ms. King, who served as a director until April 2006, that are considered “above market earnings” under SEC rules, based on the interest rate in effect under the plan during 2006. See “Deferral Program” below for more information.

(7)	Elected to the Board effective February 28, 2006.

As more fully described below, non-employee directors receive meeting fees, an annual cash retainer, and an annual formula stock award and option grant under the Directors Plan.

Annual Retainer and Meeting Fees.    Each non-employee director who served on the Board during 2006 received a cash retainer of $65,000 (pro-rated if a director only served for a partial year) plus $1,600 for each Board or committee meeting attended. For serving as Chairs of the Credit Committee, Finance Committee, and the GNC, respectively, Messrs. Joss, McCormick, and Rice each received an additional fee of $15,000. For serving as Chair of the AEC, Mr. Quigley received an additional fee of $25,000. For serving as Chair of the HRC through April 25, 2006, Mr. Wright received an additional fee of $6,667. For serving as Chair of the HRC for the remainder of 2006, Mr. Sanger received an additional fee of $13,333. Effective January 1, 2007, non-employee directors will receive an annual cash retainer of $75,000 plus $2,000 for each Board or committee meeting they attend.

Formula Stock Awards.    Each non-employee director who has served on the Board for at least the month of April in any year and is re-elected as a director at the annual meeting of stockholders held that year or who is elected to the Board before September 30 in that year will receive, as of the date of the annual meeting or September 30, as the case may be, an award of shares of Company common stock based on a specified dollar value rather than a fixed number of shares. The Directors Plan authorizes the GNC to increase (up to a maximum of $150,000) or decrease from time to time the dollar value used to determine the number of shares to be awarded. For 2006, the value of this stock award was $65,000. Non-employee directors who are elected to the Board after September 30 and before April 1 in any year will receive, as of the date of the next annual meeting of stockholders, an award of Company common stock for the partial year. For 2006, the value of this partial year stock award was $32,500. Stock awards vest in full as of the date of grant.

As of April 25, 2006, the date of the Company’s 2006 annual meeting, each current non-employee director was awarded 1,998 shares of Company common stock except for Mr. Chen, who joined the Board on September 26, 2006, and was awarded 1,797 shares of Company common stock as of September 30, 2006. Mr. Moore received an additional 998 shares of Company common stock as of April 25, 2006 for his Board service prior to April 1, 2006. Effective January 1, 2007, the values of the full- and partial-year formula stock awards were increased to $70,000 and $35,000, respectively.

Stock Options.    Each non-employee director elected or re-elected at the annual meeting of stockholders receives, as of the date of the annual meeting, an option to purchase shares of Company common stock with an award value specified by the Directors Plan. A non-employee director joining the Board at another time receives a stock option with a pro-rated award value based on the date the director joins the Board. The Directors Plan authorizes the GNC to increase (up to a maximum of $150,000) or decrease the award value from time to time. The Company uses a Black-Scholes option model to determine the number of option shares to be awarded based on the predetermined value of the award. For 2006, the award value was $57,000. The award value under the Directors Plan is greater than the value assigned to the award under generally accepted accounting principles for option expensing purposes (the FAS 123R value) because the Black-Scholes model uses the Directors Plan’s maximum option term of 10 years for valuation purposes rather than the shorter expected term based on the Company’s historical experience as allowed by the accounting standards. Effective January 1, 2007, the GNC increased the value of the annual option award to $60,000.

Options are granted with an exercise price equal to the Fair Market Value of Company common stock as defined in the Directors Plan. Options become exercisable six months after grant and remain exercisable for ten years from the date of grant. Directors who exercise an option granted before

September 28, 2004 under the Directors Plan by delivering shares of previously owned Company common stock or shares purchased in the market, will be granted a reload option. The date of grant of a reload option is the date the original option is exercised. No reload stock option will be granted with respect to an option granted on or after September 28, 2004. A reload option allows the director to purchase, at Fair Market Value, the same number of whole shares of Company common stock as were used to pay the option exercise price. A reload option is exercisable at any time during the remaining term of the original option. Prior to February 27, 2007, the Directors Plan defined “Fair Market Value” to mean the NYSE closing share price of Company common stock for the trading day immediately preceding the date of grant. Effective February 27, 2007, the definition was changed to mean the NYSE closing share price of Company common stock on the date of grant.

Under the stock option program, each current non-employee director received, as of April 25, 2006 (the date of the annual meeting), options to purchase 6,658 shares of Company common stock at $32.55 per share, except for Mr. Chen who received, as of September 26, 2006 (the date he joined the Board), an option to purchase 3,505 shares of Company common stock at $36.37 per share. Mr. Moore also received, as of February 28, 2006 (the date he joined the Board), an option to purchase 1,160 shares of common stock at $32.25 per share.

Deferral Program.    A non-employee director may defer all or part of his or her annual retainer, meeting fees, and formula stock awards under the deferral program of the Directors Plan. The annual retainer and meeting fees may be deferred into either an interest-bearing account or common stock units of Company common stock with dividends reinvested. For interest-bearing accounts established before January 1, 2007, the interest rate is the average annual rate for three-year Treasury Notes for the immediately preceding calendar year plus 2%. For 2006, this rate was 5.93%. For interest-bearing accounts established after December 31, 2006, the interest rate is the average annual rate for 10-year Treasury Notes for the immediately preceding year, up to a maximum of 120% of the “federal long-term rate” for annual compounding prescribed under IRC Section 1274(d) for January of the calendar year for which interest is being credited. Deferred amounts are paid in the same form in which they are invested, either in a lump sum or in installments, at the election of the director.

Stock Ownership Guidelines.    Within five years after joining the Board, directors are expected to own shares of Company common stock having a value equal to five times the cash portion of the annual retainer. Each director has met, or any director who has served fewer than five years is on track to meet, these ownership requirements. Information with respect to the stock-based compensation paid to non-employee directors in 2006 under the formula stock award and stock option programs, and the deferral program available under the Directors Plan, appears above.

CORPORATE GOVERNANCE

Corporate Governance Guidelines; Codes of Ethics

The Board of Directors is committed to sound and effective corporate governance principles and practices. The Board has adopted Corporate Governance Guidelines to provide the framework for the governance of the Company. These Guidelines, among other matters, set forth Board membership criteria, our director resignation policy, our Director Independence Standards, and information regarding the committees of the Board.

The Board has also adopted a Director Code of Ethics that states our policy and standards for ethical conduct by our directors and our expectation that directors will act in a manner that serves the best interests of the Company. We expect all of our team members to also adhere to the highest possible standards of ethics and business conduct with other team members, customers, stockholders, and the communities we serve, and to comply with all applicable laws, rules, and regulations that govern our businesses. Accordingly, we have had in effect for over 100 years a code of ethics for all team members.

Stockholders and other interested persons may view our Corporate Governance Guidelines and our Codes of Ethics on our website, www.wellsfargo.com (select “About Wells Fargo,” then “Corporate Governance”). We will also provide this information in printed form to any stockholder who requests it by contacting our Corporate Secretary.

Director Election Standard

Over the past year, the Board of Directors has enhanced our corporate governance practices by adopting a majority vote standard for uncontested director elections. Under this new standard, a nominee for director will be elected to the Board if the votes cast for the nominee exceed the votes cast against the nominee. However, directors will continue to be elected by a plurality of the votes cast in a contested election.

In connection with changing the voting standard for uncontested director elections, the Board also amended our Corporate Governance Guidelines to provide that it will nominate for election and appoint to Board vacancies only those candidates who have tendered or agreed to tender an advance, irrevocable resignation that would become effective upon the failure to receive the required vote for election and Board acceptance of the tendered resignation. A director who fails to receive the required number of votes for election and who has not already tendered an advance resignation is expected to tender, promptly following certification of the voting results, his or her resignation from the Board, which resignation may be conditioned upon Board acceptance of the resignation.

The revised Corporate Governance Guidelines also provide that the GNC will consider the tendered resignation of a director who fails to receive the required number of votes for election, as well as any other offer to resign that is conditioned upon Board acceptance, and recommend to the Board whether or not to accept such resignation. The GNC, in deciding what action to recommend, and the Board, in deciding what action to take, may consider any factors it deems relevant. The director whose resignation is under consideration will abstain from participating in any decision of the GNC or the Board regarding such resignation. If the Board does not accept the resignation, the director will continue to serve until his or her successor is elected and qualified. The Board will publicly disclose its decision whether to accept the resignation within 90 days after certification of the voting results.

Each director nominee named in this proxy statement has tendered an irrevocable resignation as a director in accordance with our Corporate Governance Guidelines, which resignation will become effective if he or she fails to receive the required vote for election at the annual meeting and the Board accepts his or her resignation.

Director Independence

Under our Corporate Governance Guidelines, at least a majority of the directors on our Board, and all members of the AEC, GNC, and HRC must be independent. Each year the Board affirmatively determines the independence of each director and each nominee for election as a director. In order for a director to be considered independent, the Board must determine that the director has no material relationship with the Company, either directly or as a partner, shareholder, or officer of an organization that has a relationship with the Company. To assist the Board in making its independence determinations, the Board adopted the Director Independence Standards appended to our Corporate Governance Guidelines, which are available on our website, www.wellsfargo.com (select “About Wells Fargo,” then “Corporate Governance”). These Director Independence Standards consist of the NYSE’s “bright line” standards of independence and the Board’s categorical standards of independence. For relationships not covered by these NYSE and categorical standards, the Board (excluding the director with the relationship under consideration) will determine whether the relationship is material or not, and therefore whether the director is independent.

Based on these Director Independence Standards, the Board considered information in January 2007 regarding the relationships between each director and/or his or her immediate family members or affiliated entities, on the one hand, and the Company, on the other, to determine the director’s independence from the Company. After reviewing the information presented to it, the Board determined, upon the recommendation of the GNC, that the following current directors and director nominees are independent under our Director Independence Standards: John S. Chen, Lloyd H. Dean, Susan E. Engel, Enrique Hernandez, Jr., Robert L. Joss, Richard D. McCormick, Cynthia H. Milligan, Nicholas G. Moore, Philip J. Quigley, Donald B. Rice, Judith M. Runstad, Stephen W. Sanger, Susan G. Swenson, and Michael W. Wright. The Board also determined that J.A. Blanchard III and Reatha Clark King, both of whom retired as directors at the 2006 annual meeting, were independent during the part of 2006 they served as directors. Richard M. Kovacevich and John G. Stumpf are not independent because they are Wells Fargo employees. The Board determined, therefore, that 14 of the Board’s 16 director nominees are independent directors.

For purposes of the following discussion, an “immediate family member” of a director means his or her spouse, parents, stepparents, children, stepchildren, brothers, sisters, mother- and father-in-law, sons- and daughters-in-law, brothers- and sisters-in-law, and any person (other than a tenant or domestic employee) who shares the director’s home. Generally, under the NYSE “bright line” standards of independence, a director is not independent if the director:

•	is, or has been within the past three years, an employee of the Company or if an immediate family member is, or has been within the past three years, an executive officer of the Company;

•

received more than $100,000 in compensation from the Company other than director’s fees and deferred compensation, or an immediate family member received more than $100,000 in compensation from the Company other than compensation for service as a non-executive employee, during any 12-month period within the past three years;

•

is a current partner or employee of KPMG or the Company’s internal auditor or an immediate family member is a current employee of KPMG or the Company’s internal auditor participating in the audit, assurance, or tax compliance (but not planning) practice;

•	was, or an immediate family member was, within the past three years a partner or employee of KPMG or the Company’s internal auditor who personally worked on the Company’s audit during that time;

•

is, or an immediate family member is, or either has been within the last three years, an executive officer of another company which had one of our present executive officers serving at the same time on the compensation committee of its board of directors; or

•

is a current employee, or an immediate family member is a current executive officer, of another for-profit company that has made payments to or received payments from the Company for property or services in an amount which, in any of the last three fiscal years, exceeded the greater of $1 million or 2% of the other company’s consolidated gross revenues.

All of the relationships between a director and/or his or her immediate family members or affiliated entities and the Company that the Board considered in connection with making its independence determinations met the criteria for independence required by the NYSE.

Under the categorical standards of independence adopted by the Board, the Board has considered and determined that the following relationships between a director and/or his or her immediate family members or affiliated entities, on the one hand, and the Company, on the other, are not material relationships for purposes of determining whether a director is independent:

•

A relationship, transaction, or arrangement involving any banking or financial services the Company offers to its customers, if such relationship, transaction, or arrangement is in the ordinary course of business, non-preferential, and complies with applicable banking laws;

•

A business relationship, transaction, or arrangement involving property or non-financial services, or other standard contractual arrangements (including standard lease agreements for the Company’s branch offices), if such relationship, transaction, or arrangement is in the ordinary course of business, non-preferential, and the payments to, or payments received from, the Company for such property or non-financial services, or under such contractual arrangement, are, in any fiscal year, less than the greater of $1 million or 2% of such other entity’s consolidated gross revenues;

•

Contributions made by the Company or Wells Fargo Foundation to a tax-exempt organization where a director or an immediate family member of the director serves or is employed as an executive officer, or where a director serves as chairman of the board, if the contributions in any fiscal year, excluding the Company’s matching funds, are less than the greater of $1 million or 2% of the tax-exempt organization’s consolidated gross revenues;

•

Employment by the Company of an immediate family member if the family member was or is not one of our executive officers, does not reside in the same home as the director, and we provide compensation and benefits to the person in accordance with our employment and compensation practices applicable to employees holding comparable positions; and

•

Any other relationship, transaction, or arrangement between the Company and an entity where a director or an immediate family member serves solely as a non-management board member, a member of a trade or other similar association, an advisor or a member of an advisory board, a trustee, a limited partner, an honorary board member or trustee, or in any other similar capacity of such entity, or where an immediate family member is employed by such entity in a non-executive officer position.

In connection with making its director independence determinations, the Board considered financial services, commercial, charitable, familial, and other relationships between each director and his or her immediate family members or affiliated entities and the Company. In addition to those relationships described under “Related Person Transactions” on pages 81 to 84 of this proxy statement, the Board specifically considered the following relationships, each of which satisfied the NYSE “bright line” standards and was immaterial pursuant to the Board’s categorical standards of independence:

•

During 2006, all of our directors, as well as some of their respective immediate family members and/or affiliated entities, had ordinary course loans, other extensions of credit, and/or ordinary course financial services transactions with our banking and other lending subsidiaries, which were on substantially the same terms, including interest rates, collateral, and repayment and other terms, as those available at the time for similar transactions with unrelated parties, and none involved more than the normal risk of collectibility or presented other unfavorable features;

•

Mr. Chen is CEO of an entity that has an ordinary course, non-preferential business relationship with the Company, and in 2006 the Company paid this entity an amount that was less than 2% of this entity’s consolidated gross revenues;

•

2006 charitable contributions and commitments from the Company or Wells Fargo Foundation to tax-exempt organizations on which Mr. Blanchard, Mr. Dean, Ms. Engel, Mr. Hernandez, Mr. Joss, and Ms. Milligan serve or served as an executive officer or board chair in 2006, which involved contributions to each of such organizations of less than $1 million; and

•

The Company’s employment of a family member of Mr. Wright, which individual is not one of our executive officers, does not reside in Mr. Wright’s home, and received compensation and benefits of less than $120,000 in 2006 in accordance with our employment and compensation practices applicable to employees holding comparable positions.

Communications with Directors

Stockholders and other interested parties who wish to communicate with the Board of Directors, including non-employee directors, should refer to the information provided on our website, www.wellsfargo.com (select “About Wells Fargo,” then “Corporate Governance,” and then “How to Contact the Board of Directors”). We will also provide this information in printed form to any stockholder who requests it by contacting our Corporate Secretary.

Director Nomination Process

The GNC is responsible for, among other things, managing the new director nomination process, which includes identifying, evaluating, and recommending for nomination candidates for election as new directors. The goal of the GNC’s nominating process is to assist the Board in attracting competent individuals with the requisite management, financial, and other expertise who will act as directors in the best interests of the Company and its stockholders. The GNC regularly reviews the composition of the Board in light of its understanding of the backgrounds, industry, professional experience, and various geographic and demographic communities represented by current members. The GNC also reviews Board self-evaluations and information with respect to the business and professional expertise represented by current directors in order to identify any specific skills desirable for future Board members. It also monitors the expected service dates of Board members, any planned retirement dates, and other anticipated events that may affect a director’s continued ability to serve.

The GNC identifies potential candidates for first-time nomination as a director primarily through recommendations it receives from our current Board members, our chief executive officer, and our contacts in the communities we serve. The GNC also has the authority to conduct a formal search using an outside search firm selected and engaged by the GNC to identify potential candidates. If the GNC identifies a potential new director nominee, it obtains publicly available information on the background of the potential nominee to make an initial assessment of the candidate in light of the following factors:

•	Whether the individual meets the Board-approved minimum qualifications for first-time director nominees described below;

•	Whether there are any apparent conflicts of interest in the individual’s serving on our Board; and

•	Whether the individual would be considered independent under our Director Independence Standards, which are described above under “Director Independence.”

The Board requires that all nominees for service as a first-time director have the following minimum qualifications:

•

A demonstrated breadth and depth of management and/or leadership experience, preferably in a senior leadership role (e.g., chief executive officer, managing partner, president) in a large or recognized organization;

•	Financial literacy or other professional or business experience relevant to an understanding of our businesses; and

•	A demonstrated ability to think and act independently, as well as the ability to work constructively in a collegial environment.

The GNC will determine, in its sole discretion after considering all factors it considers appropriate, whether a potential nominee meets these minimum qualifications. In addition, the GNC will consider, in evaluating a candidate for nomination as a first-time director, the current composition of the Board in light of the diverse communities and geographies we serve and the interplay of the candidate’s experience with the experiences of the other Board members.

If a candidate passes this initial review, the GNC will arrange an introductory meeting with the candidate and our Chairman, and the GNC Chair and/or another director to determine the candidate’s interest in serving on our Board. If the candidate is interested in serving on our Board, members of the GNC, together with several members of the Board, our CEO, and, if appropriate, other key executives of the Company, then conduct an interview with the candidate. If the Board and the candidate are both still interested in proceeding, the candidate provides us additional information for use in determining whether the candidate satisfies the applicable requirements of our Corporate Governance Guidelines, Director Code of Ethics, and any other rule, regulation, or policy applicable to members of the Board and its committees and for any required disclosures in our proxy statement.

Assuming a satisfactory conclusion to the process outlined above, the GNC then presents the candidate’s name for approval by the Board or for nomination for approval by the stockholders at the next stockholders meeting, as applicable.

The GNC will consider an individual recommended by one of our stockholders for nomination as a new director if the stockholder making the recommendation follows the procedures for submitting a proposed nominee’s name required by our By-Laws and as described under “Advance Notice Procedures” on page 102 of this proxy statement. In order for the GNC to consider a stockholder-proposed nominee for election as a director, the stockholder must submit the name of the proposed nominee, in writing, to our Corporate Secretary at: Wells Fargo & Company, MAC #N9305-173, Sixth & Marquette, Minneapolis, Minnesota 55479. All such submissions must include the following information:

•	The stockholder’s name and address and the number of shares of our common stock he or she beneficially owns;

•	The name of the proposed nominee and the number of shares of our common stock he or she beneficially owns;

•	Sufficient information about the nominee’s experience and qualifications for the GNC to make a determination whether the individual would meet the minimum qualifications for directors; and

•	Such individual’s written consent to serve as a director of Wells Fargo & Company, if elected.

Our Corporate Secretary will present all stockholder-proposed nominees received to the GNC for its consideration. The GNC has the right to request, and the stockholder will be required to provide, such additional information with respect to the stockholder nominee as the GNC may deem appropriate or desirable to evaluate the proposed nominee in accordance with the nomination process described above.

Other Matters Relating to Directors

Susan G. Swenson, one of our directors, served as a director and as president and chief operating officer of Leap Wireless International, Inc. and substantially all of its subsidiaries, a wireless communications carrier, from July 1999 until January 2004. On April 13, 2003, Leap Wireless filed voluntary petitions for relief under Chapter 11 in the U.S. Bankruptcy Court for the Southern District of California, and on August 17, 2004, Leap completed its financial restructuring and emerged from Chapter 11.

EXECUTIVE COMPENSATION

This section presents information about the Company’s executive compensation philosophy, procedures, and programs, and 2006 compensation paid to the “named executive officers” identified below, including:

•	A summary of the process used by the HRC to determine executive compensation;

•	Our Compensation Discussion and Analysis (CD&A); and

•

The Summary Compensation Table and other related tables and footnotes showing 2006 compensation for our named executive officers, together with additional narrative to help explain the disclosures in these tables and our compensation programs generally.

Human Resources Committee—Executive Compensation Process and Procedures

Because the HRC plays a central role in formulating our compensation philosophy and programs and in making pay decisions for our named executive officers, we present extensive information about the HRC’s process in our CD&A to help you better understand how and why these decisions are made. Our CD&A can be found on pages 37 to 51 of this proxy statement. Additional information about the HRC’s process appears below.

Compensation Decision Timelines.    The HRC plans for, discusses, and makes its executive compensation decisions over a period that spans approximately 18 months, beginning with its July and November meetings prior to the fiscal year for which the compensation will be earned, and almost two years before any annual incentive compensation for a given year is actually paid. At its July and November meetings each year, the HRC considers competitive pay data from the most recent proxy statements for the financial services organizations the HRC considers our peers and any other pay information it considers relevant for purposes of the upcoming year’s stock option grants and compensation planning. At its meeting in February of the following year, the HRC makes its final annual and long-term compensation decisions for all named executive officers, including the CEO, based on the Company’s and the individual executive officer’s performance for the just completed fiscal year. The HRC certifies the Company’s achievement of that year’s alternative performance goals set at the prior year’s February meeting, and also approves the new performance goals for the upcoming fiscal year under our Performance Policy.

To illustrate, for purposes of 2006 executive compensation, the HRC first reviewed and discussed 2004 competitive pay data published in our Peer Group’s 2005 proxy statements at its July and November 2005 meetings. At its February 2006 meeting, it:

•	Approved 2006 base salary changes, if any;

•	Approved 2006 stock option grants;

•	Approved alternative performance goals for 2006 under the Performance Policy; and

•	Approved 2006 incentive opportunities.

At its meetings for the balance of 2006, the HRC continued to review updated competitive compensation data and stock option grants for purposes of 2006 compensation. At its February 2007 meeting, it certified achievement of the alternative performance goals, made final 2006 incentive awards, and took the actions listed above for 2007.

Use of Consultants.    For purposes of compiling Peer Group compensation data and otherwise advising the HRC on compensation matters, the HRC retained the services of George B. Paulin, Chairman and Chief Executive Officer of Frederic W. Cook & Co., Inc. (F.W. Cook), a compensation consulting firm, to act as the HRC’s independent compensation consultant. The HRC engaged Mr. Paulin to provide objective, third-party advice to the HRC regarding the Company’s compensation levels generally compared to those of the Peer Group and other similarly situated companies. The HRC also asked him to provide his views on whether the Company’s compensation programs appropriately support its business objectives. Under the terms of his engagement letter, Mr. Paulin works directly on behalf of the HRC, with the assistance of management, in providing these consulting services. With the HRC’s consent, F.W. Cook personnel, as they have for a number of years, assisted our compensation personnel in assembling and presenting the Peer Group competitive pay data the HRC used in making its compensation decisions for 2006.

For its February 2006 meeting, the HRC asked Mr. Paulin to review the CEO’s pay over the past 10 years looking at pay awarded in a given year as well as compensation realized from stock option grants. At its June 2006 meeting, the HRC asked Mr. Paulin to review and evaluate our overall executive compensation programs and pay components and to present an overview of current trends in executive compensation and compensation paid by Peer Group companies for 2005. In Mr. Paulin’s opinion, our compensation programs are based on a sound compensation philosophy, used an appropriate peer group for comparisons, and included a performance-based annual incentive plan, long-term incentive delivery strongly tied to performance risk and increased stockholder value, and meaningful stock ownership guidelines. He also noted that the HRC provided good oversight and involvement in compensation matters, evidenced by the facts that each HRC member was independent, received information sufficient for decision-making, and the HRC’s governance processes included a detailed written charter and comprehensive meeting agendas.

Competitive Pay Analyses.    For purposes of making its annual compensation decisions for our executive officers, the HRC considers, at meetings in July and November each year as described above, competitive pay data from a group of financial services companies that it regards as the Company’s peers (Peer Group). It selects the members of this Peer Group based on prominence in the financial services market, total market capitalization, and whether the organization competes directly with us for senior management. The HRC adjusts the companies included in our Peer Group periodically to reflect any changes to this group using these same factors. For 2006, the Peer Group consisted of the companies listed under “Determining 2006 Competitive Pay for Named Executive Officers” in the CD&A on page 42 of this proxy statement.

Role of Executive Officers in Compensation Decisions.    For 2006 and prior years, Richard M. Kovacevich, as CEO, made recommendations to the HRC as to appropriate threshold, target, and maximum business line performance objectives for all named executive officers other than the COO. He also recommended their base salaries and proposed annual cash incentive compensation opportunities at each of the performance levels. John G. Stumpf, as part of his broad operational role as COO, assumed this responsibility for 2007 compensation and for making final 2006 compensation recommendations for David A. Hoyt, Mark C. Oman, and Carrie L. Tolstedt. The CEO or COO, as applicable, recommends to the HRC compensation for the Company’s other executive officers using the same process. In making a recommendation for any executive officer who does not report directly to the CEO or COO, the CEO or COO will consider compensation recommendations made by the executive officer’s manager. The HRC considers the CEO’s or COO’s recommendations as to the final amounts of executive officers’ annual cash incentive awards in approving these awards at its February meeting. The CEO and COO participate in the portion of this meeting at which these awards are considered. In addition, as described under “2006 Company and Peer Group Performance Review” in the CD&A below, management prepares an analysis of Wells Fargo’s financial performance on a one-, three-, and five-year basis compared to that of its Peer Group over the same time periods using the financial measures listed under that heading. The HRC reviews this analysis for purposes of evaluating the Company’s performance compared to that of its Peer Group in connection with the HRC’s determination of the annual incentive awards for our named executive officers.

Compensation Committee Report

The HRC, in its capacity as the compensation committee of the Board, has reviewed and discussed with management the CD&A required by Item 402(b) of Regulation S-K, which appears on pages 37 to 51 of this proxy statement. Based on this review and these discussions, the HRC has recommended to the Board that the CD&A be included in this proxy statement and incorporated by reference in our Annual Report on Form 10-K for the year ended December 31, 2006 for filing with the SEC.

Members of the Human Resources Committee:

Stephen W. Sanger, Chair
Susan E. Engel
Richard D. McCormick
Donald B. Rice
Michael W. Wright

Compensation Discussion and Analysis

Introduction

This Compensation Discussion and Analysis (CD&A) describes the Company’s executive compensation philosophy and objectives. It also explains why the HRC decided to pay each element of 2006 executive compensation shown in the Summary Compensation Table on page 52 of this proxy statement based on these objectives. This table and the related tables that follow present the compensation paid for 2006 to Richard M. Kovacevich, Chairman and Chief Executive Officer, John G. Stumpf, President and Chief Operating Officer, and the next four highest paid executive officers named in these tables: David A. Hoyt, Senior Executive Vice President, Wholesale Banking, Mark C. Oman, Senior Executive Vice President, Home and Consumer Finance, Howard I. Atkins, Senior Executive Vice President and Chief Financial Officer (CFO), and Carrie L. Tolstedt, Group Executive Vice President, Community Banking. When we refer to the “named executive officers” in this CD&A, we mean these six named executive officers as a group.

Sustainable Long-Term Growth and the Strategic Role of Executive Compensation

Achieving sustainable profitable growth with high stockholder returns over the long term has been the objective in developing the Company’s strategies for more than two decades. We believe that consistent long-term, high quality revenue and EPS growth will lead to consistent stock price growth. As the table below shows, this annual compound growth, including reinvestment of dividends, has enabled the Company for the past two decades to significantly outperform, by almost double, the total stockholder returns of the Standard & Poor’s 500 Index (S&P 500).

Wells Fargo Long-Term Performance

Annual Compound Growth and Total Stockholder Return

Years *	Revenue Growth	Earnings Per Share Growth	Total Stockholder Return
			Wells Fargo	S&P 500
5	11%	21%	14%	6%
10	10%	13%	15%	8%
15	12%	18%	18%	11%
20	12%	14%	21%	12%

*	For years ended December 31, 2006

We believe that our executive compensation philosophy and policies play an important role in achieving our objective of sustainable long-term growth in stockholder value. As a guiding principle, we design our compensation programs to reward our named executive officers for their recent performance and to motivate them to achieve strong future performance for the Company and long-term value for our stockholders. The compensation policies, programs, and specific compensation decisions for 2006 discussed in this CD&A and shown in the Summary Compensation and other tables below reflect this principle.

Compensation Objectives

Outstanding competence and effective execution by senior executive management are critical to achieving and maintaining consistent, superior annual and long-term financial performance. In order to retain and, when necessary, to attract talented management with proven skills and experience, we believe we must offer a compensation program that compares favorably with those offered by other large financial services and non-financial U.S. companies with which we compete for a limited pool of highly qualified senior executive talent. To sustain our financial performance over time, we also believe that we should closely link compensation to our long-term performance and, for those named executive officers responsible for significant business groups, to the performance of their business group.

Given our philosophy to link Company and individual performance to compensation, our compensation programs for our named executive officers are built on the following basic objectives:

1.	To compete favorably with our peers in attracting and retaining highly qualified individuals as named executive officers;

2.	To “pay for performance” by compensating our named executive officers at a competitive level based on their contribution to our performance compared to our peer companies’ performance;

3.	To align our named executive officers’ interest with our stockholders’ interest in increased share value by using stock options for long-term compensation, coupled with stock ownership retention guidelines, so our named executive officers benefit only if our stock price rises and our stockholders are similarly rewarded; and

4.	To hold named executive officers accountable for satisfying qualitative objectives we consider critical for their personal development, for the Company’s general well-being, and for our business and community reputation.

Objective No. 1—Competitive Pay.    We describe how the Company and the HRC met this objective for 2006 and provide a summary of the compensation data the HRC reviewed from our Peer Group under “Determining 2006 Competitive Pay for Named Executive Officers” below.

Objective No. 2—Pay for Performance.    Our objective to “pay-for-performance” means we offer our named executive officers the opportunity to earn superior pay, from a competitive standpoint, in exchange for superior Company and individual performance. We motivate our named executive officers to perform at superior levels by weighting their total competitive compensation opportunity more heavily in favor of annual cash incentive and long-term equity awards, which are “at risk” if Company and individual performance goals are not met, rather than through salary, perquisites, and benefits, which do not change as a result of performance.

To accomplish this objective, at the beginning of each fiscal year, the HRC sets annual incentive opportunities for named executive officers other than the CEO and COO, and awards long-term incentive compensation to all named executive officers so that they would be eligible to receive:

•	Top quartile of comparable compensation paid by our Peer Group if our performance is close to or in the top quarter of our Peer Group’s performance;

•	Median of comparable compensation paid by our Peer Group if our performance is approximately at the median of our Peer Group’s performance; and

•	Below the median of comparable compensation paid by our Peer Group if our performance falls below the median of Peer Group performance.

For our named executive officers other than our CEO and COO, the HRC sets annual cash incentive compensation opportunities at specified percentages of salary payable at threshold performance, target performance, and maximum performance, based on competitive information from our Peer Group, as discussed under “Determining 2006 Competitive Pay for Named Executive Officers,” and based on our CEO’s recommendations. We set each percentage payout opportunity to achieve total cash compensation (salary plus incentive award) for these other named executive officers at approximately the top quartile of competitive pay for our Peer Group for maximum performance payout, at approximately the median competitive pay for our Peer Group for target performance payout, and below median pay for our Peer Group for threshold performance payout. We show the amount of the threshold, target, and maximum opportunities for 2006 for Messrs. Hoyt, Oman, and Atkins and Ms. Tolstedt in columns (c), (d), and (e) in the Grants of Plan-Based Awards table on page 56 of this proxy statement.

The performance levels discussed above correspond to threshold, target, and maximum financial performance goals and personal objectives. These goals and objectives are assigned weights that total 100%. The HRC considers whether these performance goals and objectives have been achieved in determining the annual cash incentive compensation awards to these named executive officers. For 2006, for Mr. Atkins, our CFO, the Company’s financial performance results, including earnings per share (EPS), had an 80% weight and his achievement of qualitative objectives had a 20% weight. The Company’s financial performance results, including EPS, had a 40% weight for Messrs. Hoyt and Oman, and a 30% weight for Ms. Tolstedt; achievement of individual business line financial goals had a 50% weight for Messrs. Hoyt and Oman and Ms. Tolstedt. Achievement of individual qualitative objectives for each of Messrs. Hoyt and Oman had a 10% weight, and for Ms. Tolstedt, a 20% weight.

Messrs. Hoyt and Oman and Ms. Tolstedt each have individual business line net-income-after-tax threshold, target, and maximum financial performance goals for the businesses they manage. These goals are derived from the Company’s annual, internal profit plan that we prepare and review with our Board. This profit plan is based on our objective of achieving sustainable profitable growth and high stockholder returns over the long term and establishes the current year’s earnings growth objectives over the prior year’s earnings. If, based on the performance of their respective businesses, these named executive officers achieve their business line goals at target level, this achievement, when aggregated with the financial performance goals achieved by other areas of the Company, should result in meeting our annual earnings growth objective. If they achieve their goals at their threshold or maximum or greater levels, the Company’s earnings may be correspondingly affected. These performance levels are typically set around relatively narrow ranges in order to drive the consistent earnings growth objectives described above. As a result, missing the threshold business line goal may significantly impact the affected named executive officer’s incentive compensation. For Mr. Hoyt, his threshold and maximum performance levels correspond to his achievement of his business line goals at, respectively, 97.9% and 101.1% of his target goal. For Mr. Oman and Ms. Tolstedt, their individual threshold and maximum performance levels correspond to the achievement of their individual business line goals at, respectively, 97% and 101.5% of their target goals.

We may adjust each of these named executive officer’s projected percentage contribution to our profit plan to reflect acquisitions, divestitures, internal reorganizations or other changes in reporting relationships, and changes in internal revenue and expense allocations. We believe, and experience has shown, that if the business groups managed by these named executive officers perform at their individual target or maximum levels, this performance will likely result in overall Company performance at the median to top quarter performance of our Peer Group.

We also set a separate threshold Company EPS goal in excess of the prior year’s actual EPS for these named executive officers that operates as a “knockout”—meaning we generally would not pay any annual incentive award unless the Company meets this knockout goal. For the reasons discussed in more detail under “HRC Discretion in Incentive Compensation Decisions” below, the HRC may still approve, in its discretion, an incentive award to these named executive officers even if we have not met the knockout EPS goal.

HRC Discretion in Incentive Compensation Decisions.    As explained in “Tax Considerations” below, under our stockholder-approved Performance Policy, the HRC has no discretion to award incentive compensation to our named executive officers unless they have met at least one of the alternative performance goals established under the Performance Policy. Subject to this limitation, the HRC reserves the right to exercise its discretion: (1) under the Performance Policy, to reduce the maximum incentive compensation award; (2) to approve an incentive award to named executive officers even if the threshold Company EPS goal has not been met; and (3) in appropriate circumstances, to increase or decrease compensation, whether or not individual business line goals or qualitative objectives are met. A discussion of how the HRC exercises its “negative” discretion under the Performance Policy appears under “Annual Compensation—Incentive Compensation Awards—2006 Performance Policy and Threshold Goals.” We discuss below other circumstances in which the HRC may choose to exercise its discretion in determining incentive compensation awards.

While the HRC believes that linking compensation opportunities to Company and individual performance goals generally provides a reliable and disciplined framework for making pay decisions, it also believes that rigid adherence to formulas could be counter-productive for the Company in the long run. Because we are a diversified financial services company whose business model is based on selling more products to existing customers to get more of our customers’ business, the success of any particular business line depends on all of our business lines collaborating effectively and performing together as a whole. Although diversification of our revenue stream across multiple segments of the financial services industry is good for our Company and stockholders, it means that at any given time the individual performance of a business group may lag the Company’s performance as a whole simply because of the cyclical impact of business or economic conditions on that group. Given the paramount goal of superior Company performance, the HRC may use its discretion, where appropriate, to pay a bonus to a named executive officer at or near his or her target or maximum bonus, even if his or her particular business group has not achieved its target or maximum financial performance goals, provided the Company overall has performed at its target or maximum level.

Tax Considerations.    Under our Performance Policy, at the beginning of each fiscal year, the HRC sets alternative performance goals based on business criteria contained in this policy. We designed the Performance Policy so that annual incentive compensation awards paid to “covered executive officers” as defined in IRC Section 162(m) will meet the regulatory criteria for “performance-based” compensation. The Performance Policy also establishes the maximum annual incentive award covered executive officers may receive if they meet one or more of the alternative performance goals. Compensation paid to our CEO, COO, and the next three highest paid named executive officers (for 2006, Messrs. Hoyt, Oman, and Atkins) is subject to the Performance Policy. No incentive award will be paid to these named executive officers unless at least one of the alternative performance goals under the Performance Policy is met.

We describe in more detail the business criteria contained in the Performance Policy used to set the alternate performance goals and how the maximum award payable for 2006 under the Policy was calculated in the narrative on pages 57 and 58 of this proxy statement following the Grants of Plan-

Based Awards table. We also provide under “2006 Compensation Decisions—Incentive Compensation Awards” information about the alternative performance goals set by the HRC for 2006 under the Performance Policy and the Company’s achievement of those goals in connection with the HRC’s determination of the final incentive compensation awards made for 2006.

Compensation Recoupment Policy.    Our pay-for-performance philosophy also means that we will not reward named and other executive officers for performance if we discover that their performance was due to fraud or other misconduct. To implement this principle, our Board of Directors adopted our Unearned Compensation Recoupment Policy (Recoupment Policy) to allow us in certain circumstances to recover bonus and incentive compensation paid to an executive officer on the basis of having met or exceeded performance goals. Under this policy, if the Board subsequently determines that, as a result of the misconduct of an executive officer, the Company is required to materially restate all or a significant portion of its financial statements for the period for which the compensation was paid, we have the right to require that executive officer to reimburse the Company for the amount of any bonus or incentive compensation received, or to cancel any unvested restricted or deferred stock awards granted. In deciding whether to pursue the remedies provided in the policy, the Board may consider all relevant facts, including whether the misconduct by the executive officer that caused or partially caused the need for the restatement was negligent, intentional, or gross misconduct. In addition to the remedies provided in the Recoupment Policy, we may dismiss or pursue other legal remedies against the executive officer.

Objective No. 3—Use Long-Term Compensation to Align the Interests of Our Named Executive Officers and Our Stockholders.    We believe stock options, coupled with stock ownership retention guidelines, are the most effective form of equity-based compensation to reward our named executive officers for their contributions to our long-term performance. Because the primary interest of our stockholders is increased share value, stock options—which produce value as compensation only if our stock price rises—most directly align the interests of our named executive officers with those of our stockholders. Although we may grant restricted stock or restricted share rights (RSRs) that vest over time to respond to specific employment, retention, or competitive pay purposes, we believe stock options better motivate our named executive officers to increase share value over the long term. Through stock options, our named executive officers will be rewarded for their contributions to our long-term performance only if our stockholders are being similarly rewarded.

Objective No. 4—Achieve Qualitative Objectives.    We incorporate into our compensation program, as an important part of the overall compensation decision, individual “qualitative” objectives we believe are critical for our named executive officers to meet, even if they have met their financial goals. These objectives include compliance with our policies on information security, regulatory compliance, risk management, and team member ethnic and gender diversity objectives. We also establish other qualitative objectives appropriate for each named executive officer’s position and responsibilities. We make it clear to our named executive officers that the HRC may adjust or eliminate incentive compensation awards, regardless of their achieving their financial performance goals or qualitative objectives, if the HRC determines that a named executive officer has failed to comply with our Code of Ethics and Business Conduct or our policies on information security, regulatory compliance, and risk management.

Compensation Components

To meet the compensation objectives described above, we structure compensation for our named executive officers to include the following elements:

•	Base salary;

•	Annual cash bonus to reward achievement of Company, business group, and individual performance results for each fiscal year;

•

Long-term compensation, generally in the form of stock option grants that have value only as our share price increases, to reward named executive officers for contributions to growth in stockholder value over the long term;

•

Participation in the same benefit plans provided to all team members, including qualified defined contribution (401(k)) and defined benefit (cash balance) retirement plans, health, life insurance, salary continuation (severance), and other benefit plans;

•

Participation in our non-qualified supplemental 401(k) and cash balance retirement plans (available to all team members whose compensation for plan purposes exceeds dollar limits imposed by the IRC for qualified plans), and our non-qualified Deferred Compensation Plan, under which no investment returns are credited at “above-market” or “preferential” rates; and

•	Limited perquisites.

Each named executive officer received in 2006 every element of annual and long-term compensation, and participated in the benefit plans described above, except that Mr. Kovacevich does not participate in our Deferred Compensation Plan. More detailed information about these components of compensation appears in the compensation tables and narrative that follow this CD&A.

Determining 2006 Competitive Pay for Named Executive Officers

The HRC used compensation and financial performance data from a group of nine large, publicly traded financial services companies to help establish appropriate competitive pay levels for our named executive officers in 2006. These companies, referred to as our “Peer Group,” make up the competitive compensation benchmarks we consider for attracting and retaining top management talent. As discussed below under “2006 Company and Peer Group Performance Review,” the HRC compared our financial results over one-, three-, and five-year periods to those of our Peer Group, using specific performance measures, as part of its evaluation of our 2006 performance and determination of the 2006 incentive award payouts to our named executive officers. For purposes of 2006 compensation, our Peer Group consisted of the following companies:

American Express Company

Bank of America Corporation

Bank of New York Company, Inc.

Citigroup, Inc.

Fifth Third Bancorp

JPMorgan Chase & Co.

U.S. Bancorp

Wachovia Corporation

Washington Mutual, Inc.

To set approximate competitive benchmarks for 2006 annual and long-term compensation for our named executive officers, the HRC reviewed data compiled by its outside compensation consultant that analyzed Peer Group annual cash, long-term equity and total compensation from their 2005 proxy statements for those companies’ chief executive officers and other named executive officers whose positions and responsibilities most closely resemble those of our named executive officers. For each Peer Group position, this compensation data was ranked from highest to lowest by the combined total amount of annual cash plus the dollar value of long-term equity compensation granted.

The HRC also reviewed the consultant’s calculations (excluding any Company pay data) of the average, median, and top quartile amounts for each of these pay components as well as for total compensation. The HRC used this information, together with estimates of changes in Peer Group compensation gathered by its outside consultant from Form 8-K filings throughout the year, to help develop competitive dollar amounts for the 2006 annual incentive payouts and 2007 long-term compensation awards for our named executive officers.

2006 Compensation Decisions

Annual Compensation

Base Salaries.    We generally set base salaries for named executive officers at or near the median of the estimated base salaries paid by the Peer Group to their executive officers with comparable positions. However, we cap salary for named executive officers using the IRC Section 162(m) limit at an annual amount of $1,000,000, regardless of median Peer Group salary, so that all salaries are deductible for federal tax purposes. As a result, Mr. Kovacevich’s base salary of $995,000 has not been increased since 1999 and remained below the median level of chief executive officer salaries in our Peer Group. The Board of Directors agreed with the HRC’s recommendation that Mr. Kovacevich’s base salary remain unchanged for 2006.

Although the HRC reviews base salaries annually subject to the cap discussed above, it increases them only as necessary to address competitive increases in median salaries by our Peer Group or to reflect increases in a particular named executive officer’s business line responsibilities. It concluded that no salary increases were appropriate for any named executive officer for 2006 other than Carrie L. Tolstedt. The HRC decided to increase Ms. Tolstedt’s base salary to reflect her added responsibilities for community banking in addition to the Company’s retail banking business and to bring her salary closer to the estimated median annual salary paid to Peer Group executive officers with comparable responsibilities.

Incentive Compensation Awards.    Payment of 2006 annual incentive compensation awards to the named executive officers was subject to:

•

The Company achieving at least one of two alternative performance goals set by the HRC in February 2006 under the Company’s Performance Policy: (1) EPS of $2.25 or (2) return on realized common equity of 15%, in each case as determined under the Performance Policy;

•	The Company achieving the additional threshold EPS goal of $2.415;

•

For the CEO and the COO, the HRC’s evaluation of the Company’s financial performance in comparison with the Peer Group and whether the CEO and COO met their personal objectives discussed as part of their annual performance reviews; and

•

For each other named executive officer, the HRC’s evaluation of the Company’s financial performance in comparison with the Peer Group and each named executive officer’s performance in light of his or her business line financial goals and individual qualitative performance objectives.

2006 Performance Policy and Threshold Goals.    The Company’s EPS for 2006 was $2.49 and Return on realized common equity was 19.8%. As a result, the HRC certified, as required by the Performance Policy, that the Company met both of the alternative goals established under the terms of the Policy. The Company also exceeded the additional threshold EPS goal.

Because each named executive officer covered by the Performance Policy met both of the alternative goals under the policy, they each qualified for an incentive award equal to the maximum amount permitted under the Performance Policy. However, the HRC exercised its discretion to reduce the maximum incentive awards payable to these named executive officers as described in this paragraph. For our CEO and COO, our HRC considered, in exercising its discretion, the factors listed under “2006 CEO and COO Incentive Awards” below to determine their final 2006 incentive award. As discussed under “2006 Incentive Awards for Other Named Executive Officers,” for the other named executive officers, the HRC considered the compensation amounts and individual performance goals and objectives that correspond to the threshold, target, and maximum performance levels discussed above under “Objective No.2—Pay for Performance” and “Objective No. 4—Achieve Qualitative Objectives” as the framework for exercising its discretion under the Performance Policy to set these named executive officers’ final 2006 annual incentive awards.

2006 Company and Peer Group Performance Review.    In making its 2006 annual incentive compensation decisions for all named executive officers, the HRC reviewed and considered the Company’s financial performance compared to that of its Peer Group over one-, three-, and five-year periods. The HRC reviewed financial performance data for the Company and for Peer Group companies compiled from publicly available data using the following quantitative measures:

•	Diluted EPS growth

•	Revenue growth, including organic revenue growth but excluding major acquisitions

•	Total shareholder return (assuming reinvestment of dividends)

•	Return on equity

•	Efficiency ratio

•	Core deposit growth

•	Deposit market share growth

•	Loan growth

•	Price/earnings ratio

•	Total market capitalization

•	Tier 1 leverage

•	Net interest margin

•	Investment portfolio (yields, realized gains/loss, unrealized gains/loss)

•	Loan loss reserves as a percentage of total loans

•	Non-performing loans as a percentage of total loans

•	Credit ratings assigned to Wells Fargo Bank, N.A.

All quantitative measures were shown to the HRC as reported publicly, adjusted for the elimination of goodwill for all years prior to 2002 for accounting consistency and for the impact of significant acquisitions and divestitures. In addition to the review of these measures, the HRC considered management’s analysis of the Company’s 2006 performance that identified and discussed the impact of any special circumstances or one-time events in 2006 or previous years such as one-time gains or losses, discretionary investments, or external events that may have affected the financial performance of the Company or that of the Peer Group organizations. The purpose of this analysis is to present the Company’s financial performance and the Peer Group’s financial performance on a comparable basis. This analysis also described key accomplishments by the Company’s business lines and contained excerpts from investment analyst reports on the Company’s 2006 performance that assessed the quality of our earnings compared to those of our Peer Group.

2006 Performance Conclusions.    Based on the HRC’s review of the above objective and subjective evaluations of the Company’s performance compared to that of the Peer Group companies over these one-, three-, and five-year periods, it concluded that the Company’s performance for 2006 placed it in the top quarter of its Peer Group in overall performance during all time frames using the average of all quantitative measures. Among the key measures that the HRC considered to reach its conclusion for 2006 performance were EPS growth, revenue and deposit growth, and net interest margin. In 2006, the Company recorded record EPS of $2.49 per share, an 11% increase over 2005, with excellent earnings quality (margins, returns, balance sheet, and capital strength). In terms of revenue growth, the Company ranked fourth in one- and three-year growth, and first in five-year growth, and achieved the highest Peer Group deposit market share gains over the last five years. The HRC considers the Company’s consistent growth over time and the contribution of the CEO, the COO, and each other named executive officer to that growth a significant factor in making its compensation decisions. In addition, the HRC considered the fact that Wells Fargo Bank, N.A. became the only bank in the U.S., and one of only two worldwide, to have the highest credit rating from both Moody’s Investors Service, “Aaa,” and Standard & Poor’s Rating Service,” “AAA”.

2006 CEO and COO Incentive Awards.    Given the respective positions and management responsibilities of Messrs. Kovacevich and Stumpf as CEO and COO, the HRC considered the following criteria to determine their annual incentive awards:

•

An estimate of the amount of incentive award that would be competitive for the CEO, and the second highest paid named executive officer with a position and management responsibilities comparable to those of Mr. Stumpf as COO, for a Peer Group company in the top quarter and at the median of Peer Group performance;

•

A review and comparison of the Company’s one-year (2006), three-year, and five-year financial performance compared to performance of Peer Group companies over the same time periods, relying on the Peer Group performance criteria discussed above under “2006 Company and Peer Group Performance Review”;

•

The overall quality, in the HRC’s judgment, of the Company’s financial performance when compared to its Peer Group based on these performance criteria, and the HRC’s conclusion that the Company’s performance placed it in approximately the top quarter of its Peer Group for the reasons discussed in “2006 Performance Conclusions” above; and

•	The degree to which, in its judgment, Messrs. Kovacevich and Stumpf each met their individual qualitative objectives, as discussed below.

With regard to their individual qualitative performance objectives, members of the HRC and the Board held various conversations throughout 2006 with Mr. Kovacevich, and Mr. Kovacevich with Mr. Stumpf, to develop and discuss these objectives. For 2006, Mr. Kovacevich focused on continuing the Company’s progress on succession planning at the senior management level, including CEO succession; strengthening the Company’s business model and culture, regulatory compliance and information security, and the Company’s reputation in its business and local communities; supervising the development of Mr. Stumpf in his role as COO; and implementing team member diversity, management and talent development initiatives to maintain the Company’s strategic direction and financial performance. For Mr. Stumpf, the HRC considered his broadened responsibilities for, and growth in managing the Company’s operations and similar goals as Mr. Kovacevich. The HRC concluded that Messrs. Kovacevich and Stumpf each met or exceeded all of their individual qualitative objectives for 2006.

Based on the foregoing, the HRC approved and recommended that the Board ratify for Mr. Kovacevich, as CEO, and approved for Mr. Stumpf, as COO, the incentive awards shown opposite their names in column (g) of the Summary Compensation Table.

2006 Incentive Compensation Awards for Other Named Executive Officers.    For purposes of determining the 2006 incentive awards for Messrs. Hoyt, Oman, Atkins and Ms. Tolstedt, the HRC reviewed the compensation amounts and individual performance goals and objectives for these named executive officers that corresponded to the threshold, target, and maximum performance levels discussed above under “Objective No. 2—Pay for Performance” and “Objective No. 4—Achieve Qualitative Objectives.”

Specifically, the HRC considered:

•	The Company’s financial performance and quality of performance compared to its Peer Group, as discussed in the second and third bullet points under “2006 CEO and COO Incentive Awards”;

•	The Company achieving record EPS for 2006 of $2.49—an 11% increase over its 2005 EPS of $2.25;

•	The financial performance, if applicable, of the business lines managed by these named executive officers, as discussed below; and

•	Each of Messrs. Hoyt, Oman, Atkins and Ms. Tolstedt receiving a maximum performance rating on their individual qualitative objectives for 2006, including:

➢	enhancing the Company’s overall business and community reputation;

➢	investing in people, brand, and technology to position the named executive officer’s business unit and the Company strategically;

➢	delivering on compliance and risk initiatives;

➢	expanding community involvement;

➢	establishing an inclusive culture and enhancing team member diversity;

➢	developing leadership talent and management succession;

➢	implementing and aligning team members with our culture, vision, and values; and

➢	for Messrs. Hoyt and Oman and Ms. Tolstedt, each of whom manage business lines responsible for delivering products and services to customers, improving the customer service experience, increasing cross-sell, and managing credit quality.

Because Mr. Atkins’ performance goals and objectives as CFO were based on the Company’s overall financial performance results, including EPS, and his achievement of his individual objectives, the HRC awarded him incentive compensation at his maximum performance level. For Mr. Hoyt and Ms. Tolstedt, each of whose performance goals and objectives included an additional individual business line financial goal, the HRC awarded each of them incentive compensation at his or her maximum performance level, based on Mr. Hoyt exceeding 101.1% and Ms. Tolstedt exceeding 101.5%, of their respective individual 2006 business line performance goals, as well as the overall Company financial performance results and their respective individual objectives.

For Mr. Oman, the HRC considered the Company’s strong overall financial performance results, including its record 2006 EPS, and his maximum performance rating on his personal objectives. It also considered various economic and business circumstances that affected the business lines managed by Mr. Oman. It reviewed the overall performance of the home mortgage and consumer finance businesses managed by Mr. Oman in light of his business line goals for 2006. In particular, the HRC took into account those factors that may have disproportionately affected the home mortgage lending business, including the challenging mortgage environment, the slowdown in the housing sector, and an adverse interest rate climate. Despite these challenges, the HRC noted the growth in mortgage servicing and generally strong overall performance for various other home and consumer finance businesses under Mr. Oman’s management. It also took into account the substantial contributions made in prior fiscal years by the mortgage businesses managed by Mr. Oman to the Company’s long-term financial performance. After evaluating these factors as a whole, the HRC used its discretion to grant Mr. Oman an incentive award equal to 65% of his maximum compensation opportunity.

The incentive awards paid to each of these named executive officers is shown in column (g) of the Summary Compensation Table.

Long-Term Compensation

We believe that long-term compensation for our named executive officers should be in equity awards tied to our common stock, so that management acquires an ownership interest in the Company that will align their interests with our stockholders. We provide long-term compensation to our named executive officers almost exclusively in stock option grants awarded by the HRC under our LTICP. As a result, our named executive officers realize value only when our stock price increases and our stockholders are also rewarded. Through their ownership stake in the Company acquired through our LTICP, and our stock ownership retention guidelines discussed below, we believe our named executive officers will be strongly motivated, for the benefit of all stockholders, to focus on achieving long-term, sustainable growth for the Company and corresponding growth in total stockholder returns from dividends and stock price increases. Stock options are generally considered “performance-based compensation” under IRC Section 162(m) and are not subject to the provisions of our Performance Policy.

Under stock ownership guidelines established by the HRC, we expect each executive officer to hold shares of our common stock equal to at least 50% of the after-tax profit shares (assuming a 50%

tax rate) acquired through option exercises. The number of shares expected to be owned under these guidelines continues to increase each time an executive officer exercises a stock option. Each named executive officer has satisfied and, in most cases, significantly exceeded these ownership guidelines. We prohibit named executive officers, as well as all team members, from engaging in options, puts, calls, short sales, or other derivative or hedging activity involving Company common stock.

For annual stock option grants made in February 2006, the HRC reviewed competitive data on long-term equity compensation paid by companies in our Peer Group, as well as the performance data based on performance measures similar to those listed under “2006 Company and Peer Group Performance Review” for the three- and five-year periods ended December 31, 2005. Based on this review, the HRC awarded stock options to named executive officers equal to approximately the top quartile of long-term equity incentive compensation paid by Peer Group companies. For compensation purposes, these options were valued with a Black Scholes option model using a ten-year option term. The resulting value for each option was equal to approximately 25% of the closing market price of one share of Company common stock on the option grant date. This compensation value is greater than the value assigned to such options under generally accepted accounting principles for option expensing purposes (the FAS 123R value) because it uses the LTICP’s maximum option term of 10-years for valuation purposes rather than the shorter expected term based on the Company’s historical experience as allowed by the accounting standards. Beginning in 2007, the HRC also reviewed an analysis of Peer Group compensation data prepared by its compensation consultant, F.W. Cook, using a standardized methodology for valuing equity grants. This analysis uses a Black-Scholes model and consistent assumptions (including volatility and option term) to present equity compensation across the Peer Group on a comparable basis to evaluate the market competitiveness of equity grants.

At its meeting in June 2006, the HRC determined that it was appropriate to make additional stock option grants to Messrs. Stumpf, Hoyt, Oman, and Atkins to reflect the Company’s expansion of their management responsibilities. Effective in June 2006, Mr. Stumpf added reporting responsibility for Wholesale Banking (managed by Mr. Hoyt) and Human Resources to his existing reporting responsibilities for the Company’s mortgage, consumer finance, consumer credit, community banking businesses, and technology and operations. Mr. Hoyt’s Wholesale Banking group expanded to include the Company’s private client services and Internet services businesses, adding responsibility for approximately $211 billion in client assets. Mr. Oman added management reporting responsibilities for the Company’s credit card and student loan businesses to his home and consumer finance business group, resulting in responsibility for an additional $21.8 billion in Company assets. Mr. Atkins assumed management reporting responsibility for most of the Company’s equity investment and venture capital businesses (approximately $5.5 billion in capital under management).

The HRC made these grants to recognize these named executive officers’ increased operational and business line responsibilities and to help retain these individuals who are crucial for our ongoing CEO succession planning. As a result of these special grants, total stock option grants made in 2006 to Messrs. Stumpf, Hoyt, Oman, and Atkins were above the top quartile for long-term equity-based compensation for our Peer Group using a compensation value of stock options at 25% of the market value of a share of stock. It is the judgment of the HRC that these special grants were appropriate based on Messrs. Stumpf’s, Hoyt’s, Oman’s, and Atkins’ broad responsibilities and management talent, skills, and experiences critical to the success of the Company. Information regarding stock option grants made in February and June 2006 (all of which are original option grants) appears in columns (b) and (j) of the Grants of Plan-Based Awards table on page 56 of this proxy statement.

Prior to 2004, stock options granted under the LTICP included a “stock-for-stock reload” feature to encourage team members to acquire and accumulate ownership of actual shares of stock, rather than hold unexercised stock options without ownership and personal investment risk. When a team member exercises an option with a reload feature using shares of common stock to pay the exercise price of the option, the team member is automatically granted, as of the date of exercise of the original option, a reload option to purchase the number of shares of common stock equal to the sum of the number of whole shares used to pay the exercise price of the original option and a number of shares related to the team member’s tax withholding. The term of the reload option equals the remaining term of the original option and cannot result in the grant of a new option with a new full term, which would otherwise provide additional potential economic value for the team member. The exercise price of the reload option is the Fair Market Value of Company common stock as defined in the LTICP (see “Timing of Stock Option Grants” below.) The right to acquire a reload option terminates when a team member retires. No reload options are granted in connection with the exercise of reload options.

The HRC has not granted stock options with a reload feature since 2003. Reload option grants made during 2006 related to the exercise of options originally granted prior to 2004 and exercised in 2006. As required by the new SEC disclosure rules, the Summary Compensation Table includes in the value of option awards in 2006 the FAS 123R expense for reload options granted in 2006 to named executive officers who exercised original options granted prior to 2004. For example, in the case of Mr. Kovacevich, of the $16,826,148 shown as his option awards for 2006 in column (f) of the Summary Compensation Table, $7,460,680 of that amount represents FAS 123R compensation expense for an original option grant made in February 2006, with the remaining $9,365,468 representing FAS 123R expense for reload options received by Mr. Kovacevich in 2006 when he exercised underlying original options granted in 2002 and 2003. The HRC views a more accurate representation of Mr. Kovacevich’s 2006 total compensation to be $20,481,415, after deducting $9,365,468 for reload options from the amount shown as total compensation in column (j) of the Summary Compensation Table. Since a team member’s right to acquire a reload option terminates when he or she retires, in order to be granted reload options Mr. Kovacevich will need to exercise any original options having the reload feature before his expected retirement in 2008. The same analysis also applies to total compensation shown in this table for the other named executive officers, each of whom received reload options in 2006. Reload option grants and exercises in 2006 and reload options outstanding as of December 31, 2006 for the named executive officers are indicated by the designation “R” after the applicable reload option in, respectively, the Grants of Plan-Based Awards, the Option Exercises and Stock Vested, and the Outstanding Equity Awards at Fiscal Year-End tables on pages 56 through 63 of this proxy statement.

Under the terms of the LTICP, in addition to or in lieu of stock options, we may award, and have awarded in selected situations for retention purposes or to address other competitive pressures, other types of equity-based long-term compensation, including restricted stock, RSRs, stock awards, stock appreciation rights, performance shares, or performance units. The HRC awarded John G. Stumpf, our COO, and Howard I. Atkins, our CFO, RSRs in 2002 and 2001, respectively. These RSRs entitled them to receive the number of shares underlying the awards when the awards vest. The HRC made Mr. Stumpf’s RSR award for retention purposes, and Mr. Atkins’ RSR award in connection with his employment by the Company in 2001. The number of shares and value acquired or to be acquired by these named executive officers upon the vesting of these awards are reflected in columns (d) and (e) of the Option Exercises and Stock Vested table.

Timing of Stock Option Grants

The HRC makes the annual grant to executive officers and other stock option recipients primarily at its February meeting. It may make “off-cycle” grants to new hires and newly promoted team members at HRC meetings in June, July, or November. Almost 95% of total 2006 stock option grants were made at the HRC’s February meeting. Reload options, related to stock-for-stock exercises of certain outstanding options originally granted prior to 2004, are granted on the dates the related original options are exercised. Options are granted under the LTICP with an exercise price equal to the Fair Market Value of Company common stock. For grants made by the HRC prior to February 27, 2007, “Fair Market Value” means the NYSE closing price per share for the trading day immediately preceding the date of grant. To conform the Company’s option exercise price methodology under the LTICP to the SEC’s new option exercise price disclosure rules, options granted by the HRC on February 27, 2007 were granted with an exercise price equal to the NYSE closing price per share on the date of grant and the LTICP was amended so that all options, including reload options, granted after February 27, 2007 will have an exercise price equal to the NYSE closing price per share on the date of grant.

Participation in Retirement and Other Benefit Programs

Our named executive officers may participate in the same benefit programs available to all our team members. This includes our health, severance, disability, and other benefit programs, as well as participation in our qualified 401(k) plan (a defined contribution plan) and qualified Cash Balance Plan (a defined benefit pension plan). Our named executive officers, together with all other team members whose covered compensation also exceeds IRC dollar limits for qualified plans, also participate in non-qualified supplemental 401(k) and cash balance plans. In addition, named executive officers and certain other highly compensated team members can participate in our Deferred Compensation Plan. Compensation covered under our qualified and non-qualified retirement plans and Deferred Compensation Plan includes salary and actual annual incentive awards (without regard to any deferrals), but excludes gains from the exercise of stock option grants and realized values related to any other LTICP grants or awards. We believe that these programs are similar to, and competitive with, those offered at other financial services companies and companies in general industry with which we compete for management and team members. We provide information about the benefits under these plans in the Pension Benefits table and Non-Qualified Deferred Compensation table and related narrative on pages 66 to 75 of this proxy statement. The Company does not currently, nor has it historically, credited “above-market” interest on non-qualified deferred compensation, as defined under the SEC’s new proxy disclosure rules.

Perquisites and Other Compensation

Perquisites are intentionally limited and may include a car allowance, paid parking, financial planning, social club dues, home security systems, and benefits under a Relocation Program for team members who relocate at our request. In lieu of a car allowance, under our security policy for our Chairman and CEO, we provide a car and driver to Mr. Kovacevich that he uses primarily for business and occasionally for commuting from his home to his office or to outside events. Providing this service allows Mr. Kovacevich while in transit to work safely and have confidential telephone conversations undisturbed, and thus provides a benefit to the Company that more than offsets the relatively modest incremental cost for his non-business use of a car and driver over the past year.

We believe that our named executive officers’ compensation program including competitive annual and long-term incentive pay along with comprehensive team member retirement, health care, disability, group life insurance plans, and other welfare benefits offered to team members provide adequate reward to our executives without the need for significant additional perquisites.

We present information about the perquisites received by our named executive officers in 2006 in the table included as part of footnote (7) to the Summary Compensation Table on page 53 of this proxy statement.

Post-Retirement Arrangements

We do not have employment agreements with, or provide severance arrangements to named executive officers different from those available to managers throughout the Company. We have a plan that provides salary continuation pay for team members, including named executive officers, who are discharged under the circumstances stated in that plan, for example, by reason of job elimination or relocation, and who do not have another separation agreement with the Company. Information about named executive officers’ eligibility to participate in our Salary Continuation Pay Plan appears on page 76 of this proxy statement under “Potential Post-Employment Payments.” Except as discussed below, none of the named executive officers has any special retirement agreements or arrangements.

Mark C. Oman has a supplemental retirement arrangement with the Company that provides him with an additional retirement benefit based on an alternative benefit calculation provided in our Cash Balance and Supplemental Cash Balance Plans. In light of Mr. Oman’s total years of service to the Company (28 years) and his significant contributions to the growth of the Company’s mortgage business over the course of his employment with the Company, we believed it was appropriate to enter into this arrangement to address the impact on benefits payable to him under these plans caused by certain prior internal job changes and amendments made to these plans. Information about the post-retirement benefit available under this arrangement for Mr. Oman appears in column (h) of the Summary Compensation Table on page 52, in column (d) of the Pension Benefits table on page 66, and in the narrative that follows the Pension Benefits table, and under “Potential Post-Employment Payments” on pages 75 through 77 of this proxy statement. Richard M. Kovacevich is covered under the Company’s “Chairman/CEO Retirement Policy” which, with the agreement of the Board or the HRC, will provide him with certain limited benefits for up to five years following the date of retirement if he continues to be available for consultation with management and to represent the Company with customers, the community, and team members during this period. The Board and the HRC believe this policy benefits the Company by giving it ongoing access to a former Chairman/CEO’s management experience and knowledge and the ability to leverage the reputation developed during his or her years of service with the Company for the future. Information about the specific post-retirement benefits available under this Policy also appears under “Potential Post-Employment Payments.”

Conclusion

In light of the complexity of our business and strategic vision of sustainable profitable growth, the Company and the HRC believe that our compensation policies and programs and the specific decisions discussed in this CD&A and shown in the following compensation tables appropriately reward our named executive officers for their performance and will assist the Company in retaining our senior management team and maintaining that growth for the future.

Executive Compensation Tables

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)		Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(4)(5)		All Other Compensation ($)(7)	Total ($)
(a)	(b)	(c)	(e)		(f)	(g)	(h)		(i)	(j)
Richard M. Kovacevich Chairman & Chief Executive Officer	2006	$995,000	—		$16,826,148	$8,500,000	$2,982,214		$543,521	$29,846,883
John G. Stumpf President & Chief Operating Officer	2006	700,000	$56,736	(2)	3,057,718	5,500,000	2,055,327		385,691	11,755,472
David A. Hoyt Senior Executive Vice President, Wholesale Banking	2006	600,000	—		2,038,437	3,300,000	291,392		255,358	6,485,187
Mark C. Oman Senior Executive Vice President, Home & Consumer Finance	2006	600,000	—		2,078,512	2,150,000	1,251,516	(6)	270,969	6,350,997
Howard I. Atkins Senior Executive Vice President & Chief Financial Officer	2006	600,000	116,669	(2)	1,119,091	3,000,000	202,576		250,947	5,289,283
Carrie L. Tolstedt Group Executive Vice President, Community Banking	2006	470,673	—		1,408,725	2,375,000	158,939		241,636	4,654,973

(1)	The values of stock awards shown in column (e) and option awards shown in column (f) represent the amount of compensation expense recognized in our 2006 financial statements, based on the fair value of all stock awards and/or options granted to named executive officers. These values include expense for options and stock awards granted in 2006 and expense for options and stock awards granted prior to 2006, all or a portion of which vested in 2006. It also includes expense for reload options granted to named executive officers as the result of exercising original options granted prior to 2004. Reload options are fully vested under the LTICP on the date of grant. A discussion of the assumptions used in calculating these values may be found in Note 14 (Common Stock and Stock Plans) to our 2006 financial statements.

(2)	The stock awards shown in column (e) for Messrs. Stumpf and Atkins are RSRs granted in 2002 to Mr. Stumpf that partially vested in 2006, and granted in 2001 to Mr. Atkins that vested in full in 2006. Additional information about these RSRs appears in the CD&A under “Long-Term Compensation” on page 47, and for Mr. Stumpf, in columns (g) and (h) of, and footnote (3) to, the Outstanding Equity Awards at Fiscal Year-End table on pages 60 to 62, and for both Messrs. Stumpf and Atkins, in columns (d) and (e), and footnote (2) to the Option Exercises and Stock Vested table on page 63 of this proxy statement.

(3)	The amounts shown represent incentive compensation awards for 2006 paid in March 2007. Additional information regarding the potential threshold, target, and maximum payouts underlying the non-equity incentive plan compensation shown in column (g) of this table is included in columns (c) through (e) of the Grants of Plan-Based Awards.

(4)	The information shown in column (h) represents the change in the pension value of each named executive officer’s benefits under the Wells Fargo & Company Cash Balance Plan and Supplemental Cash Balance Plan below, from November 30, 2005 to November 30, 2006, the date used in our 2006 financial statements to measure the assets and benefit obligations under these plans. It also includes the change in pension value of David A. Hoyt’s annuity contract and benefits available to Mark C. Oman under the Wells Fargo Financial, Inc. (WFFI) qualified and non-qualified retirement plans and supplemental retirement arrangement described in footnote (6) below using these same measurement dates.

(5)	Because named executive officers did not receive any above-market preferential earnings on deferred compensation in 2006, the amounts shown in column (h) do not include any earnings on deferred compensation.

(6)	Mark C. Oman, who was employed by WFFI from April 1979 until December 1989, participated in, and accrued benefits under WFFI’s qualified and non-qualified defined benefit pension plans. Mr. Oman also has a supplemental retirement arrangement with the Company. Information about Mr. Oman’s accrued benefits under the WFFI plans and his supplemental arrangement appears in the Pension Benefits table, footnotes, and narrative on pages 66 to 69 of this proxy statement. We discuss his supplemental retirement arrangement in more detail in the CD&A under “Post-Retirement Payments” on beginning on page 51 and on pages 76 to 77 of this proxy statement under “Supplemental Retirement Arrangement—Mark C. Oman.”

(7)	See the All Other Compensation table below for additional information.

All Other Compensation

The following table shows each component of the “All Other Compensation” column (column (i)) in the Summary Compensation Table. For each named executive officer, these components consist of our matching contributions to our 401(k) Plan, our contributions to our Supplemental 401(k) Plan (our qualified and non-qualified defined contribution plans) and perquisites. We do not provide tax gross-ups on any perquisites, except for certain of the benefits available under our Relocation Program. No tax gross-ups on Relocation Program benefits were paid in 2006 to any named executive officer.

Name	401(k) Contributions	Supplemental 401(k) Contributions	Perquisites*	Total All Other Compensation
Richard M. Kovacevich	$13,200	$465,352	$64,969	$543,521
John G. Stumpf	13,200	267,992	104,499	385,691
David A. Hoyt	13,200	220,108	22,050	255,358
Mark C. Oman	13,200	220,108	37,661	270,969
Howard I. Atkins	13,200	202,108	35,639	250,947
Carrie L. Tolstedt	13,200	141,992	86,444	241,636

*	See the Perquisites table below for additional information.

Perquisites

The following table and footnotes describe the type and amount of perquisites received by named executive officers and our cost for providing them. The total amount of these perquisites is included in the All Other Compensation table, and in the totals shown in columns (i) and (j) of the Summary Compensation Table above.

Name	Home Security(1)		Relocation Program Benefits(2)	Other Perquisites(3)	Total
Richard M. Kovacevich	$47,506		$—	$17,463	$64,969
John G. Stumpf	47,776		27,000	29,723	104,499
David A. Hoyt	—		—	22,050	22,050
Mark C. Oman	—	(3)	—	37,661	37,661
Howard I. Atkins	—	(3)	—	35,639	35,639
Carrie L. Tolstedt	—		57,333	29,111	86,444

(1)	We provide a home security system at a named executive officer’s primary home, and for Messrs. Kovacevich and Stumpf, at both their primary and second homes. The amounts shown in the table above for Messrs. Kovacevich and Stumpf are the amounts invoiced to the Company in 2006 for installation, monitoring and service fees for the home security systems at their primary and/or second homes. We also pay the annual cost for a security system at Messrs. Oman’s and Atkins’ homes. This cost is included in the amount shown for each of them in the “Other Perquisites” column.

(2)	Mr. Stumpf and Ms. Tolstedt received the amounts shown as relocation benefits under the Company’s Relocation Program in the form of transfer bonuses in connection with their relocation to San Francisco. We provide additional information about these transfer bonuses and our Relocation Program generally under “All Other Compensation—Perquisites–Relocation Program” below. We discuss the material terms of this program in more detail on page 81 of this proxy statement.

(3)	This column reports the total amounts of other perquisites received by each named executive officer, none of which individually exceeded the greater of $25,000 or 10% of the total amount of all perquisites he or she received. These other perquisites included participation in a personal financial planning program offered at Company expense or, in the alternative, reimbursement from the Company of up to $20,000 in personal financial planning expenses using a financial planner selected by the named executive officer, a car allowance, parking, social club dues, and home security systems (as discussed in more detail in footnote (1) to this table). Each of our named executive officers received some, but not all of these other perquisites, as follows: financial planning–all named executive officers; car allowance–Messrs. Stumpf, Hoyt, Atkins, Oman and Ms. Tolstedt; parking allowance–Messrs. Hoyt and Atkins; social club dues–Messrs. Kovacevich and Oman and Ms. Tolstedt; and home security systems–Messrs. Oman and Atkins, as discussed in footnote (1) above. We also provided a car and part-time driver to Mr. Kovacevich as Chairman and CEO for business use and for occasional round-trip commuting from his home to his office and to outside events. For Mr. Atkins, these other perquisites also included the incremental cost of his occasional use of the Company aircraft that was not directly related to the Company’s business.

Stockholders should review the information in the Summary Compensation Table above and the following tables in conjunction with our CD&A that precedes these tables. The CD&A provides detailed information about, and analysis of our annual and long-term incentive plan compensation programs and compensation decisions for 2006 and includes a discussion of our compensation philosophy and objectives that guided these decisions. In order to better understand the terms of our plans and programs under which the compensation shown in the Summary Compensation Table was earned, stockholders should also consider the following:

Option Awards.    In addition to the discussion in the CD&A under “Long-Term Compensation,” a brief summary of the provisions of the Company’s LTICP under which stock options, including reload options, are granted and exercised appears following the Grants of Plan-Based Awards table. The amount shown as Option Awards in column (f) above includes FAS 123R expense for reload options received by each named executive officer in 2006 upon such officer’s exercise of underlying original options granted prior to 2004. The amount of this expense is included in the amount shown as each named executive officer’s “Total Compensation” for 2006 in column (j) above. The HRC does not consider the value of these reload options as 2006 compensation because a reload option is a feature of an original option granted as long-term compensation prior to 2004. For example, in the case of Mr. Kovacevich, of the $16,826,148 shown as his option awards for 2006 in column (f) of the Summary Compensation Table, $7,460,680 of that amount represents FAS 123R compensation expense for an original option grant made in February 2006, with the remaining $9,365,468 representing FAS 123R expense for reload options received by Mr. Kovacevich in 2006 upon his exercise of underlying original options granted in 2002 and 2003. The HRC views a more accurate representation of Mr. Kovacevich’s total compensation for 2006 to be $20,481,415, after deducting $9,365,468 for reload options from the amount shown as his total 2006 compensation in column (j) of the Summary Compensation Table. The same analysis applies to the “Total Compensation” amounts shown in this table for the other named executive officers, each of whom also received reload options in 2006.

Reload options granted or exercised in 2006, and reload options outstanding as of December 31, 2006 for the named executive officers are indicated by the designation “R” after the applicable reload option in the Grants of Plan-Based Awards, the Option Exercises and Stock Vested, and the Outstanding Equity Awards at Fiscal Year End tables on pages 56 through 63 of this proxy statement.

Non-Equity Incentive Plan Awards.    Stockholders should review the information provided in the CD&A under “Compensation Objectives—Objective No. 2–Pay-for-Performance” on pages 38 to 41 of this proxy statement with respect to the incentive awards paid in 2006 to our named executive officers and shown in column (g). A discussion of the provisions of our Performance Policy under which these incentive awards are paid also appears following the Grants of Plan-Based Awards table on pages 57 and 58 of this proxy statement.

All Other Compensation—Perquisites–Relocation Program.    As stated in the notes to the table included in footnote (7) to column (i), “All Other Compensation,” perquisites available to named executive officers may include benefits under our Relocation Program. Information about this program may be found on pages 81 and 82 of this proxy statement under “Relocation Program.” As discussed in more detail under that heading, this program was amended on July 30, 2002 in response to the requirements of Sarbanes-Oxley to eliminate certain mortgage loan and other relocation benefits for executive officers. In lieu of such benefits, after July 30, 2002, we may pay a relocating executive officer a transfer bonus in an amount determined by senior management on the earlier of the date he or she commences employment or purchases a new home and annually thereafter. Mr. Stumpf relocated from Denver to San Francisco in 2001; Ms. Tolstedt relocated to San Francisco in 2002. As a result of these relocations, each of them became eligible to, and did receive transfer bonuses including, the transfer bonuses paid in 2006 discussed above.

GRANTS OF PLAN-BASED AWARDS

Name	Grant Date	Estimated Possible Future Payouts Under Non-Equity Incentive Plan Awards*(2)				All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)		Exercise or Base Price of Option Awards ($/Sh)	Closing Price on Grant Date of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($/Sh)
		Threshold ($)	Target ($)		Maximum ($)
(a)	(b)	(c)	(d)		(e)	(i)	(j)(3)(4)		(k)(5)	(l)(5)	(m)
Richard M. Kovacevich Chairman & Chief Executive Officer	2/28/2006 2/28/2006 8/07/2006 11/13/2006	— — — —	$7,000,000 — — —	(1)	— — — —	— — — —	— 1,806,460 1,303,494 1,320,506	(R) (R)	$ — 32.25 36.50 36.67	$ — 32.10 36.19 36.49	$ — 7,460,680 4,822,928 4,542,541

John G. Stumpf President & Chief Operating Officer	2/28/2006 2/28/2006 4/21/2006 4/21/2006 6/27/2006 10/24/2006 10/24/2006	— — — — — — —	4,000,000 — — — — — —	(1)	— — — — — — —	— — — — — — —	— 774,200 226,812 2,174 120,040 201,402 96,505	(R) (R) (R) (R)	— 32.25 32.52 32.52 32.93 36.67 36.67	— 32.10 32.52 32.52 32.57 36.45 36.45	— 3,197,446 673,632 6,457 544,982 710,949 340,663

David A. Hoyt Senior Executive Vice President, Wholesale Banking	2/28/2006 2/28/2006 4/19/2006 6/27/2006 10/20/2006 10/20/2006	$825,000 — — — — —	1,650,000 — — — — —		$3,300,000 — — — — —	— — — — — —	— 709,680 102,572 60,020 82,097 78,287	(R) (R) (R)	— 32.25 32.53 32.93 36.74 36.74	— 32.10 32.37 32.57 36.63 36.63	— 2,930,978 304,639 272,491 289,802 276,353

Mark C. Oman Senior Executive Vice President, Home & Consumer Finance	2/28/2006 2/28/2006 5/08/2006 6/27/2006 7/24/2006	825,000 — — — —	1,650,000 — — — —		3,300,000 — — — —	— — — — —	— 709,680 152,876 60,020 122,006	(R) (R)	— 32.25 34.44 32.93 35.60	— 32.10 34.20 32.57 35.44	— 2,930,978 499,905 272,491 429,461

Howard I. Atkins Senior Executive Vice President & Chief Financial Officer	2/28/2006 2/28/2006 5/01/2006 6/27/2006 7/25/2006	750,000 — — — —	1,500,000 — — — —		3,000,000 — — — —	— — — — —	— 580,660 16,234 60,020 21,326	(R) (R)	— 32.25 34.35 32.93 35.44	— 32.10 34.00 32.57 35.35	— 2,398,126 53,085 272,491 75,068

Carrie L. Tolstedt Group Executive Vice President, Community Banking	2/28/2006 2/28/2006 5/23/2006 11/30/2006	593,750 — — —	1,187,500 — — —		2,375,000 — — —	— — — —	— 451,620 92,918 140,704	(R) (R)	— 32.25 33.32 35.46	— 32.10 33.45 35.24	— 1,865,191 303,842 484,022

*	The Company does not offer equity incentive plans to team members that provide incentive-based equity awards whose potential future payouts are linked to achievement of specified performance measures.

(1)	Under new SEC executive compensation disclosure rules, we are required to disclose in the Grants of Plan-Based Awards table above the estimated possible future payment, or range of possible future payments of awards to named executive officers upon satisfaction of performance conditions under a non-equity incentive plan. We consider our Performance Policy (our IRC Section 162(m) plan discussed in detail below) pursuant to which we make incentive compensation awards to named executive officers covered by this policy, including our CEO and COO, a “non-equity” incentive plan under SEC rules.

Although we show the amount of the incentive awards actually paid to Messrs. Kovacevich and Stumpf for 2005 performance in the table above as their “target” incentive award opportunities for 2006 to comply with SEC disclosure rules, the HRC does not set incentive award opportunities for our CEO and COO. The HRC determines the amount of the incentive awards for our CEO and COO in the exercise of its discretion under the Performance Policy, subject to the maximum award payable under the Performance Policy, as discussed in more detail below, and after considering the factors described in our CD&A under “2006 CEO and COO Incentive Awards.” The amount of their incentive awards for 2006 appears in column (g) of the Summary Compensation Table.

(2)	The information included in columns (c), (d), and (e) for Messrs. Hoyt, Oman, and Atkins and Ms. Tolstedt represent the range of incentive award opportunities for these individuals for 2006. Incentive awards for named executive officers covered by the Performance Policy are subject to achievement of alternative performance goals set under this policy and a threshold earnings per share goal of $2.415, as discussed under “Incentive Compensation Awards” and “2006 Performance Policy” in the CD&A. The HRC determines the amount of the final incentive to these named executive officers based on Company performance results for 2006, including EPS, and their achievement of individual business line goals, if applicable, and individual qualitative objectives, as discussed under “2006 Incentive Compensation Awards for Other Named Executive Officers.” The amount of their incentive awards for 2006 also appears in column (g) of the Summary Compensation Table.

(3)	All option awards granted on February 28, 2006 and on June 27, 2006 (for Messrs. Stumpf, Hoyt, Oman, and Atkins) to the executive officers named above are original option grants and vest over a period of three years, beginning on February 28, 2007 and June 27, 2007, respectively. A discussion of the assumptions used in calculating the grant date fair value for original options and the reload options described in footnote (3) below appears in Note 14 (Common Stock and Stock Plans) to our 2006 financial statements.

(4)	All options designated with an “R” are reload options that were automatically granted when the executive officer exercised an outstanding original option grant that had the “reload” feature described in detail in the CD&A. Reload options are immediately exercisable upon grant.

(5)	Options granted under the LTICP in 2006 had an exercise price equal to the NYSE closing price per share for the trading day immediately preceding the grant date shown in column (b). To conform the Company’s option exercise price methodology under the LTICP to the SEC’s new option exercise price disclosure rules, options granted by the HRC on February 27, 2007 were granted with an exercise price equal to the NYSE closing price per share on the date of grant and the LTICP was amended so that all options, including reload options, granted after February 27, 2007 will have an exercise price equal to the NYSE closing price per share on the date of grant.

Performance Policy.    The Performance Policy (approved by our stockholders most recently in 2003) is designed to enable us to qualify under Section 162(m) and related regulations of the IRC for an income tax deduction for annual incentive compensation in excess of $1,000,000 paid to the CEO and other named executive officers covered by the policy.

Named executive officers covered by the Performance Policy must achieve one or more performance goals for a “performance period” (defined as a January 1-to-December 31 calendar year) in order to receive any incentive award. Under the Performance Policy, the HRC must set one or more alternative performance goals, using any of the business criteria stated in the Performance Policy, in writing for each performance period no later than 90 days after it starts. Performance goals are based on one or more of the following business criteria:

•	Earnings Per Share—the Company’s diluted EPS as reported in the Company’s consolidated financial statements for each performance period adjusted as described below for “Net Income.”

•

Business Unit Net Earnings—the net earnings of the Company’s business unit managed by a covered executive officer, determined under generally accepted accounting principles, adjusted in accordance with the Company’s management accounting practices and conventions in effect at the beginning of the performance period, and further adjusted as described below for Net Income.

•

Return on Realized Common Equity—the Company’s Net Income on an annualized basis less dividends accrued on outstanding preferred stock, divided by the Company’s average total common equity, excluding average accumulated comprehensive income as reported in the Company’s consolidated financial statements for the performance period.

As explained in the CD&A under “2006 Compensation Decisions-Incentive Compensation Awards,” the HRC set alternative performance goals under the policy for 2006 at its February 28, 2006 meeting based on “Earnings Per Share” and “Return on Realized Common Equity.”

If at least one of the alternative goals set by the HRC has been met, then each covered executive officer is eligible to receive the maximum incentive award payable under the Performance Policy. This maximum award may not exceed one-half of one percent of our “Net Income” for the year. The Performance Policy defines “Net Income” as “the Company’s net income as reported in the Company’s consolidated financial statements for the applicable year adjusted to eliminate the effect of (1) losses resulting from discontinued operations; (2) extraordinary gains or losses; (3) the cumulative effect of changes in generally accepted accounting principles; and (4) any other unusual, non-recurring gain or loss which is separately identified.” Based on our Net Income for 2006 (approximately $8.5 billion), the maximum incentive award payable under the Performance Policy for 2006 would have been approximately $42.5 million (0.5% of $8.5 billion). For purposes of 2006 incentive awards, no adjustments were made to Net Income.

As permitted by the Performance Policy, the HRC may, and for 2006 did exercise “negative” discretion to reduce the maximum potential incentive award payable to each named executive officer covered by the Performance Policy. For our CEO and COO, our HRC considered, in exercising this discretion, the factors listed under “2006 CEO and COO Incentive Awards” in the CD&A on page 45 of this proxy statement to determine each of their final 2006 incentive awards. For the other named executive officers, the HRC considered, in exercising its discretion, the factors listed under “2006 Incentive Awards for Other Named Executive Officers,” including individual performance goals and objectives that corresponded to the estimated threshold, target, and maximum awards shown in columns (c) through (e) of the table above.

Grants of Stock Options under the LTICP.    As indicated in footnotes (2) and (3) to the above table, stock options awarded in 2006 included original option grants and reload options. All reload options (designated by an “R” shown in the above table) were automatically granted to each named executive officer upon his or her exercise of an original stock option granted prior to 2004. Under the LTICP, the term of each reload option is equal to the remaining term of the original option to which it relates. For example, if the term of an original option that had the reload feature expires on February 25, 2013, then the reload option acquired by exercise of the related original option on August 7, 2006 would also expire on February 25, 2013. We provide a detailed discussion of reload options, their exercise price, and how our HRC views compensation related to reload options in the CD&A under “Long-Term Compensation” on page 49, and in the narrative following the Summary Compensation Table under “Option Awards” on page 55 of this proxy statement.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards							Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
(a)	(b)		(c)		(d)	(e)	(f)	(g)		(h)	(i)	(j)
Richard M. Kovacevich Chairman & Chief Executive Officer	1,350,100 1,581,960 902,390 1,660,000 359,192 — 1,303,494 1,320,506	(R) (R) (R) (R)	— — — — — 1,806,460 — —	(1)	— — — — — — — —	$24.79 28.43 31.28 29.91 32.17 32.25 36.50 36.67	2/27/2011 2/24/2014 2/22/2010 2/22/2015 2/23/2009 2/28/2016 2/25/2013 2/26/2012	— — — — — — — —		— — — — — — — —	— — — — — — — —	— — — — — — — —
John G. Stumpf President & Chief Operating Officer	— 268,680 266,859 550,260 76,248 597,020 61,876 51,204 190,880 79,386 98,390 — 226,812 2,174 — 201,402 96,505	(R) (R) (R) (R) (R) (R) (R) (R) (R)	— — — — — — — — — — — 774,200 — — 120,040 — —	(1) (2)	— — — — — — — — — — — — — — — — —	— 24.79 23.30 28.43 29.71 29.91 30.40 30.40 30.67 29.85 29.85 32.25 32.52 32.52 32.93 36.67 36.67	— 2/27/2011 2/26/2012 2/24/2014 2/22/2010 2/22/2015 2/22/2010 7/28/2008 8/01/2015 2/23/2009 7/28/2008 2/28/2016 2/25/2013 2/23/2009 6/27/2016 2/25/2013 2/26/2012	8,584 — — — — — — — — — — — — — — — —	(3)	$305,247 — — — — — — — — — — — — — — — —	— — — — — — — — — — — — — — — — —	— — — — — — — — — — — — — — — — —
David A. Hoyt Senior Executive Vice President, Wholesale Banking	237,054 470,180 629,340 103,622 661,120 619,040 597,020 127,260 — 102,572 — 82,097 78,287	(R) (R) (R) (R)	— — — — — — — — 709,680 — 60,020 — —	(1) (2)	— — — — — — — — — — — — —	18.78 24.79 23.30 25.25 22.62 28.43 29.91 30.67 32.25 32.53 32.93 36.74 36.74	2/23/2009 2/27/2011 2/26/2012 2/22/2010 2/25/2013 2/24/2014 2/22/2015 8/01/2015 2/28/2016 2/22/2010 6/27/2016 2/22/2010 2/23/2009	— — — — — — — — — — — — —		— — — — — — — — — — — — —	— — — — — — — — — — — — —	— — — — — — — — — — — — —

Name	Option Awards								Stock Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
(a)	(b)		(c)		(d)	(e)	(f)	(g)	(h)	(i)	(j)
Mark C. Oman Senior Executive Vice President, Home & Consumer Finance	181,182 38,584 135,860 79,256 81,816 77,762 72,616 577,760 169,262 87,558 184,562 174,292 597,020 162,276 127,260 — 152,876 — 122,006	(R) (R) (R) (R) (R) (R) (R) (R) (R) (R) (R) (R) (R)	— — — — — — — — — — — — — — — 709,680 — 60,020 —	(1) (2)	— — — — — — — — — — — — — — — — — — —	$27.84 27.84 24.79 23.58 24.57 24.57 25.90 28.43 28.82 28.82 29.71 30.90 29.91 30.97 30.67 32.25 34.44 32.93 35.60	7/22/2007 2/23/2009 2/27/2011 2/22/2010 2/23/2009 2/22/2010 2/22/2010 2/24/2014 2/25/2013 2/26/2012 2/26/2012 2/27/2011 2/22/2015 2/25/2013 8/01/2015 2/28/2016 2/25/2013 6/27/2016 2/26/2012	— — — — — — — — — — — — — — — — — — —	— — — — — — — — — — — — — — — — — — —	— — — — — — — — — — — — — — — — — — —	— — — — — — — — — — — — — — — — — — —
Howard I. Atkins Senior Executive Vice President & Chief Financial Officer	300,336 303,666 343,920 464,360 127,260 16,718 — 16,234 — 21,326	(R) (R) (R)	— — — — — — 580,660 — 60,020 —	(1) (2)	— — — — — — — — — —	23.37 22.62 28.43 29.91 30.67 31.20 32.25 34.35 32.93 35.44	8/06/2011 2/25/2013 2/24/2014 2/22/2015 8/01/2015 2/25/2013 2/28/2016 2/25/2013 6/27/2016 2/25/2013	— — — — — — — — — —	— — — — — — — — — —	— — — — — — — — — —	— — — — — — — — — —
Carrie L. Tolstedt Group Executive Vice President, Community Banking	120,920 236,000 33,405 20,714 378,292 21,750 19,650 398,020 58,456 18,006 7,430 48,818 — 92,918 140,704	(R) (R) (R) (R) (R) (R) (R) (R) (R)	— — — — — — — — — — — — 451,620 — —	(1)	— — — — — — — — — — — — — — —	24.79 23.30 22.62 25.55 28.43 28.79 28.79 29.91 30.15 30.50 30.50 30.50 32.25 33.32 35.46	2/27/2011 2/26/2012 2/25/2013 2/22/2010 2/24/2014 2/22/2010 7/28/2008 2/22/2015 7/28/2008 2/23/2009 7/28/2008 2/25/2013 2/28/2016 2/25/2013 2/25/2013	— — — — — — — — — — — — — — —	— — — — — — — — — — — — — — —	— — — — — — — — — — — — — — —	— — — — — — — — — — — — — — —

(1)	Represents original option grants to the indicated named executive officers on February 28, 2006. One-third of these options vest and become exercisable each year beginning on February 28, 2007.

(2)	Represents original option grants to the indicated named executive officers on June 27, 2006. One-third of these options vest and become exercisable each year beginning on June 27, 2007.

(3)	The number of unvested shares shown in column (g) in this table represent the unvested portion of an RSR award made to Mr. Stumpf in 2002 that will vest in full on July 1, 2007. Upon vesting, Mr. Stumpf will be entitled to receive the number of shares of common stock indicated in column (g). Mr. Stumpf may not vote these shares until they are issued, but does receive dividend equivalent payments on the unvested portion at the same rate as dividends are paid to all our stockholders. We provide additional information about Mr. Stumpf’s RSR in the CD&A under “Long-Term Compensation.”

OPTION EXERCISES AND STOCK VESTED

	Option Awards			Stock Awards
Name	Number of Shares Acquired on Exercise (#)		Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)
(a)	(b)		(c)	(d)	(e)
Richard M. Kovacevich Chairman & Chief Executive Officer	505,924 622,262 400,000 1,731,480 600,000 1,730,660	(R) (R) (R) (R)	$3,289,138 4,022,924 3,100,500 24,032,942 4,422,000 23,138,924	— — — — — —	— — — — — —

John G. Stumpf President & Chief Operating Officer	282,744 3,000 268,196 126,481 —		2,797,752 41,201 3,768,154 1,691,051 —	— — — — 6,438	$ — — — — 215,931

David A. Hoyt Senior Executive Vice President, Wholesale Banking	149,812 138,984 6,940 94,276 127,020 114,746		2,364,033 2,521,170 146,052 1,984,038 2,539,130 2,060,689	— — — — — —	— — — — — —

Mark C. Oman Senior Executive Vice President, Home & Consumer Finance	202,640 196,760 157,332	(R)	2,596,578 2,324,719 1,934,397	— — —	— — —

Howard I. Atkins Senior Executive Vice President & Chief Financial Officer	20,868 27,884 —		244,677 357,333 —	— — 42,800	— — 1,435,512

Carrie L. Tolstedt Group Executive Vice President, Community Banking	117,432 184,015		1,256,522 2,362,753	— —	— —

(1)	For purposes of columns (c) and (e), the “value realized” on exercise of an option, including a reload option, and the “value realized” on vesting of the indicated RSRs mean, respectively, the amount equal to (i) the difference between the option exercise price and the NYSE closing share price of Company common stock for the trading day immediately prior to the date of exercise and (ii) the number of shares acquired upon vesting multiplied by the NYSE closing share price of Company common stock for the trading day immediately prior to the date of vesting. This valuation method conforms to the definition of Fair Market Value under our LTICP in effect for 2006.

(2)	The shares shown in column (d) were issued on the partial vesting of RSRs granted to Mr. Stumpf in 2002, and the full vesting of RSRs granted to Mr. Atkins in 2001. Additional information about these RSRs appears in the CD&A under “Long-Term Compensation” on page 49, and for Mr. Stumpf’s RSRs, in footnote (3) to the Outstanding Equity Awards at Fiscal Year-End table on page 62 of this proxy statement.

Post-Employment Compensation—In General

We offer six plans that provide for post-employment compensation: the Wells Fargo & Company Cash Balance Plan, Supplemental Cash Balance Plan (together with the Cash Balance Plan, the “Combined Plans”), 401(k) Plan, Supplemental 401(k) Plan, Deferred Compensation Plan, and Salary Continuation Pay Plan.

The Cash Balance Plan is a defined benefit plan and the 401(k) Plan is a defined contribution plan, both intended to qualify under the IRC and comply with the Employee Retirement Income Security Act of 1974, as amended (ERISA). All U.S. team members who have completed one year of service with the Company or a participating subsidiary automatically participate in the Cash Balance Plan. All U.S. team members who have one month of service are eligible to participate in our 401(k) Plan and qualify for Company matching contributions once they complete one year of service. U.S. team members in positions classified as “flexible,” are not eligible to participate in either plan.

The Supplemental Cash Balance Plan and Supplemental 401(k) Plan are non-qualified plans that make up for certain benefits lost due to IRC-imposed limits and due to deferrals under the Deferred Compensation Plan. Team members who have completed one year of service and who meet one of the following criteria are eligible to participate in the Supplemental Cash Balance Plan and the Supplemental 401(k) Plan:

•	The team member’s certified compensation (as defined below) exceeds the IRC annual covered compensation limit ($220,000 in 2006); and/or

•	The team member has chosen under the Deferred Compensation Plan to defer compensation that would otherwise be available for contributions to the Cash Balance Plan and the 401(k) Plan; and/or

•	The team member’s matching contributions in the 401(k) Plan are limited due to IRC provisions.

The Deferred Compensation Plan allows a select group of management and highly compensated team members of the Company and its subsidiaries to defer the receipt of compensation that would otherwise be paid to those team members currently until a future year or years as selected by the team member. Any team member of the Company or any of its subsidiaries who has been selected for participation in the Deferred Compensation Plan is eligible to participate in any given deferral year.

We also provide our Salary Continuation Pay Plan which is designed to provide compensation to assist eligible team members while they are seeking new employment after a qualifying event, as described in the plan. All team members, other than those in positions classified as flexible, are eligible team members. Information about the Salary Continuation Pay Plan appears under “Potential Post-Employment Payments” on page 76 of this proxy statement.

All named executive officers are eligible to participate in the Combined Plans, the 401(k) Plan, the Supplemental 401(k) Plan, the Deferred Compensation Plan, and the Salary Continuation Pay Plan. Each named executive officer participates in each of these plans except for Mr. Kovacevich, who does not participate in the Deferred Compensation Plan. Mr. Oman is also entitled to receive a supplemental retirement benefit under a supplemental retirement arrangement with the Company, and Mr. Kovacevich may become eligible to receive the limited benefits provided under our “Chairman/CEO Retirement Policy.”

Information about the named executive officers’ participation in these plans and arrangements including benefits accrued and/or paid under one or more of these plans appear for:

•	The Combined Plans, in the Pension Benefits table, footnotes, and accompanying narrative below;

•

The 401(k) Plan, a tax-qualified defined contribution plan, in column (i), and footnote (7) of the Summary Compensation Table on page 52 of this proxy statement, as to the amount of Company contributions made for 2006 to the 401(k) Plan for each named executive officer;

•	The Deferred Compensation Plan and the Supplemental 401(k) Plan, in the Non-Qualified Deferred Compensation table, footnotes, and accompanying narrative, also appearing below; and

•	Mr. Oman’s supplemental retirement arrangement and the Chairman/CEO Retirement Policy, under “Potential Post-Employment Payments” on pages 76 and 77 below.

We also describe under “Potential Post-Employment Payments” the benefits that would be payable to our named executive officers under certain of these plans (excluding benefits under plans in which all team members generally may participate), assuming each named executive officer had terminated employment with Wells Fargo on December 31, 2006.

PENSION BENEFITS

Name	Plan Name	Number of Years Credited Service (#) (1)		Present Value of Accumulated Benefit ($)(1)	Payments During Last Fiscal Year ($)
(a)	(b)	(c)		(d)	(e)
Richard M. Kovacevich Chairman & Chief Executive Officer	Cash Balance Plan (2) Supplemental Cash Balance Plan (2)	21 21		$624,758 25,254,448	— —

	Total			$25,879,206

John G. Stumpf President & Chief Operating Officer	Cash Balance Plan (2)	25		$429,637	—
	Supplemental Cash Balance Plan (2)	25		6,554,970	—

	Total			$6,984,607

David A. Hoyt Senior Executive Vice President, Wholesale Banking	Cash Balance Plan	25	(3)	$115,061	—
	Supplemental Cash Balance Plan	25	(3)	1,189,090	—
	Annuity Contract (3)	N/A		77,534	—

	Total			$1,381,685

Mark C. Oman Senior Executive Vice President, Home & Consumer Finance	Cash Balance Plan	28	(4)	$260,649	—
	Supplemental Cash Balance Plan	28	(4)	3,394,618	—
	WFFI Pension Plan (5)	11		90,566	—
	WFFI Excess Pension Plan (5)	11		2,490	—
	Supplemental Retirement Arrangement (6)	N/A		2,712,127	—

	Total			$6,460,450	—

Howard I. Atkins Senior Executive Vice President & Chief Financial Officer	Cash Balance Plan Supplemental Cash Balance Plan	5 5		$41,960 571,333	— —

	Total			$613,293

Carrie L. Tolstedt	Cash Balance Plan	17		$159,940	—
Group Executive Vice President, Community Banking	Supplemental Cash Balance Plan	17		561,416	—

	Total			$721,356

(1)	All years of credited service have been rounded up or down to the nearest year. The amounts shown in column (d) are determined as of November 30, 2006. See the information under “Valuation of Accumulated Benefits Under the Combined Plans” below.

(2)	Messrs. Kovacevich and Stumpf are entitled to receive the greater of their vested “Account Balances” and an “Alternative Benefit” under the retirement Plans described below under “Wells Fargo & Company Cash Balance Plan” and “Supplemental Cash Balance Plan.” Since the Alternative Benefits under these Plans are greater, the amount of these benefits are included in column (d) above.

(3)	Mr. Hoyt also participated in a defined benefit plan sponsored by the former Wells Fargo. This plan was terminated in 1984, and annuities were purchased for all participants eligible to receive benefits under this plan. Mr. Hoyt’s annual benefit payable under this annuity beginning at age 65 is $16,226. Mr. Hoyt’s years of credited service under the Combined Plans include his prior years of service with the former Wells Fargo. All eligible employees of the former Wells Fargo also received credit under the Combined Plans for their years of prior service.

(4)	As a result of amendments made to the Combined Plans as of January 1, 2001 to include years of credited service with WFFI for all former employees of WFFI, Mr. Oman’s account balance was recalculated retroactive to July 1, 1999 to reflect his years of credited service with WFFI.

(5)	Mr. Oman is entitled to receive certain accrued retirement benefits under the WFFI Pension Plans as shown in the Pension Benefits table above. No additional benefits under the WFFI Pension Plans have been earned by Mr. Oman since his transfer from WFFI in 1990.

(6)	Information regarding Mr. Oman’s supplemental retirement arrangement appears under “Potential Post-Employment Payments—Supplemental Retirement Arrangement—Mark C. Oman.”

Wells Fargo & Company Cash Balance Plan and Supplemental Cash Balance Plan.    Under the Cash Balance Plan, pension benefits generally are determined by the value of the team member’s vested cash balance account (the Account). Each quarter, a team member’s Account is credited with compensation credits. Compensation credits to the Account are based on a percentage of the team member’s certified compensation for each quarter. Certified compensation means compensation paid to a team member during the year which is reportable on Form W-2, subject to an annual IRC maximum ($220,000 for 2006). Certified compensation includes salary reduction amounts made under IRC Sections 401(k) and 125, but generally excludes contributions to any non-qualified deferred compensation plan maintained by the Company, perquisites, severance pay, gross-ups, payments in lieu of vacation, and stock option or equity-like gains. Incentive compensation amounts are included in compensation for Cash Balance Plan purposes in the year received rather than the year earned.

The Cash Balance Plan bases the percentage on which compensation credits are calculated on “points” assigned to each team member equal to the sum of the team member’s age and years of credited service as of the end of each quarter. The percentages used to calculate compensation credits for the named executive officers are as follows: Mr. Hoyt, 6%; Mr. Oman 6%; Mr. Atkins, 5%; and Ms. Tolstedt, 5%. The benefits available to Mr. Kovacevich and Mr. Stumpf will be based on an alternative calculation described below under “Alternative Retirement Benefit Calculation.” The Account balance vests 100% after five years of service with the Company.

Each Account will also be credited, on the last day of each quarter, with “investment credits.” For 2006, the quarterly investment credit was determined by multiplying the amount of the Account balance at the beginning of the quarter by 25% of an average of 30-year U.S. Treasury bond rates (adjusted quarterly).

The value of the vested Account balance is payable to the team member at any time after termination of employment. The team member may elect a lump sum or an actuarially equivalent monthly annuity calculated as provided in the Combined Plans.

As permitted by ERISA and the IRC, team members who participate in the Cash Balance Plan, including the named executive officers, whose benefits under the Cash Balance Plan are limited pursuant to IRC Sections 401(a)(17) and 415 or whose benefits were limited because they chose to defer a portion of their compensation into the Deferred Compensation Plan, also participate in the Supplemental Cash Balance Plan. Under this plan, participants also receive compensation and investment credits to their plan accounts, determined by points assigned to each team member at the end of each year based on years of service and age. Certified compensation under the Supplemental Cash Balance Plan includes the participant’s base salary as well as designated incentive compensation, whether or not that compensation is deferred.

In the case of the named executive officers, the amount shown as “Salary” for 2006 (column (c) in the Summary Compensation Table) and their 2005 incentive awards paid in 2006 were treated as certified compensation for 2006 under the Combined Plans. The amount shown as “Non-Equity Incentive Plan Compensation” for 2006 (column (g)) will be included in each such executive officer’s certified compensation for purposes of compensation credits to his or her account for 2007.

Under the Combined Plans, “normal retirement age” is defined as the earlier of completion of five years of vesting service with the Company or age 65. As of December 31, 2006, all of the executive officers named in the Summary Compensation Table have reached “normal retirement age” for purposes of the Combined Plans and had accrued an estimated benefit under the Combined Plans.

Alternative Retirement Benefit Calculation.    When we converted the Combined Plans from traditional defined benefit plans to cash balance plans as of July 1, 1999, following the merger between the former Norwest and the former Wells Fargo, the Company retained the formula for calculating benefits for former Norwest team members who were at least 45 years of age and had at least five years of credited service as team members on June 30, 1999. Upon termination of employment, those team members will receive the greater of their Account balances under the current Combined Plans or the benefits he or she would have received under the Combined Plans using the plan formula as in effect prior to the July 1, 1999 amendments (the Alternative Benefits).

We calculate the Alternative Benefits based on a formula that uses age, years of credited service and compensation. Using this formula, we compute a monthly benefit payable for the team member’s lifetime beginning at “regular retirement age” as defined in the Combined Plans. This monthly benefit equals 1.1% of a team member’s final average monthly earnings up to the “Integration Level,” plus 1.6% of final average monthly earnings greater than the Integration Level, multiplied by years of credited service. The Alternative Benefits calculation does not take into account more than 35 years of credited service. The Integration Level for any year is $1,400 times the U.S. Social Security Administration wage base for the current year ($94,200 for 2006) divided by $48,000. The Integration Level (stated as an amount per month) is $2,747.50 for team members retiring in 2006. Benefits payable under the Combined Plans using the Alternative Benefits formula are reduced if a team member terminates employment and elects to begin benefit payments prior to reaching “regular retirement age.”

A participant’s final average monthly earnings are defined as the highest average monthly compensation paid during any 36 consecutive months within the last 120 months of employment. Compensation for purposes of this calculation is similar to the definition of “certified compensation” under the Combined Plans. The Alternative Benefits for a plan year are subject to the same limitations imposed by the IRC on benefits under the Cash Balance Plan.

Messrs. Kovacevich and Stumpf are the only named executive officers who are eligible to receive Alternative Benefits. Regular retirement age for each of them is age 66. For both Messrs. Kovacevich and Stumpf, the “present value of accumulated benefits” under the Combined Plans using the Alternative Benefits calculation is greater than their respective Account Balances, and therefore we show this greater amount in column (d) of the Pension Benefits table above.

Valuation of Accumulated Benefits Under the Combined Plans.     The value of the accumulated benefits for each named executive officer under the Combined Plans, as well as the retirement plan and supplemental retirement arrangement shown opposite Mr. Oman’s name is calculated as of November 30, 2006, the measurement date we use to measure plan assets and benefit obligation under such plans for purposes of our 2006 audited financial statements. For purposes of calculating the present value of the retirement benefits shown in the Pension Benefits table, we used the same accounting policies (FAS 87) we used to compute our benefit obligations under these plans and arrangements in our financial statements, except as follows:

•	We made no assumption for death or termination of employment of named executive officers;

•

We assumed that all named executive officers would elect to receive their retirement benefits under these plans in a lump sum, in lieu of the assumption used for our financial statements that 80% of team members would elect to receive their retirement benefits in a lump sum, and 20% would elect an annuity. These modified assumptions reflect the fact that team members who retire after July 1, 1999, including the named executive officers, are eligible to elect to receive benefits under the Combined Plans either as a lump sum or an annuity and that in excess of 90% of all employees who retired since July 1, 1999 have elected a lump sum payment; and

•	We used as “normal retirement age” under the terms of each applicable plan:

➢	five years of service for the Combined Plans;

➢	age 66 for the “Alternative Benefits” under the Combined Plans and Mr. Oman’s supplemental retirement arrangement; and

➢	age 65 for the Wells Fargo Financial plans in which Mr. Oman participates.

A complete description of the accounting policies, actuarial, and other assumptions we used to compute these benefits, except as noted above, can be found under Note 1 (Summary of Significant Accounting Policies—Pension Accounting) and in Note 15 (Employee Benefits and Other Expenses) to our 2006 financial statements.

NON-QUALIFIED DEFERRED COMPENSATION

Name	Executive Contributions in Last FY(1) ($)		Registrant Contributions in Last FY(1) ($)	Aggregate Earnings in Last FY(2)(3) ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE(1)(5) ($)
(a)	(b)		(c)	(d)	(e)	(f)
Richard M. Kovacevich Chairman & Chief Executive Officer Deferred Compensation Plan Supplemental 401(k)	— —		$ — 465,352	$ — 1,866,511	— —	$ — 13,407,093
John G. Stumpf President & Chief Operating Officer Deferred Compensation Plan Supplemental 401(k)	— —		— 267,992	8,333 185,842	— —	93,881 1,556,554
David A. Hoyt Senior Executive Vice President, Wholesale Banking Deferred Compensation Plan Supplemental 401(k)	— —		— 220,108	748,303 161,758	— —	7,487,733 1,341,684
Mark C. Oman Senior Executive Vice President, Home & Consumer Finance Deferred Compensation Plan Supplemental 401(k) Plan	— —		— 220,108	591,234 447,459	$1,302,791 —	4,826,630 3,322,634
Howard I. Atkins Senior Executive Vice President & Chief Financial Officer Deferred Compensation Plan Supplemental 401(k) Plan	$1,500,000 —	(4)	— 202,108	727,162 75,788	— —	8,672,102 727,597
Carrie L. Tolstedt Group Executive Vice President, Community Banking Deferred Compensation Plan Supplemental 401(k) Plan	19,500 —	(4)	— 141,992	215,045 72,446	— —	1,569,732 644,310

(1)	The amounts shown in column (f) above include amounts credited to named executive officers’ accounts under each of the Wells Fargo & Company Deferred Compensation Plan and the Supplemental 401(k) Plan. Only the Deferred Compensation Plan permits named executive officers and other eligible team members to make contributions in the form of voluntary deferrals of eligible compensation. The Supplemental 401(k) Plan, which is a non-qualified defined contribution plan, allocates only employer contributions.

(2)	Because none of the earnings for 2006 on the non-qualified deferred compensation shown in column (d) of the Non-Qualified Deferred Compensation table (all of which are attributable to the investment options available under the plans described below), are “preferential” or “above-market,” none of the earnings shown in column (d) above have been included in the Summary Compensation Table.

(3)

Amounts credited to the accounts of named executive officers under the Supplemental 401(k) Plan are treated as if invested in Company Common Stock. As provided in the Supplemental 401(k) Plan, amounts credited to the accounts of the named executive officers under this plan can be paid only in the form of shares of Company common stock. Named executive officers may elect to receive these shares either in a lump sum distribution or in installments. If a named executive officer elects installment distribution, all shares remaining in his or her account will earn dividends (which will be reinvested in the form of additional shares) at the same rate as all other Company stockholders. The number of shares of Company common stock credited to the Supplemental 401(k) Plan account for each named executive officer as of December 31, 2006 is:

Name	Common Stock Share Credits
Richard M. Kovacevich	377,027
John G. Stumpf	43,772
David A. Hoyt	37,730
Marc C. Oman	93,437
Howard I. Atkins	20,461
Carrie L. Tolstedt	18,118

We calculated these common stock share credits for each named executive officer by dividing his or her Supplemental 401(k) Plan account balance on December 31, 2006 by $35.56, the closing price of one share of Company common stock on December 29, 2006, the last trading day for 2006.

(4)	The amounts shown for Mr. Atkins and Ms. Tolstedt in column (b) as 2006 contributions to the Deferred Compensation Plan above represent, for Mr. Atkins, that portion of his 2005 incentive compensation award paid in 2006 that he elected to defer at the end of 2004 that we disclosed as “bonus” in the Summary Compensation Table included in our 2006 proxy statement, and for Ms. Tolstedt, a portion of her 2006 salary shown in column (c) of the Summary Compensation Table on page 52 of this proxy statement that she elected to defer at the end of 2005.

(5)	The amounts in column (f) of the above table include (i) amounts received as salary or bonus and deferred by those named executive officers who participated in the Deferred Compensation Plan, and (ii) the Company’s contributions to the Supplemental 401(k) Plan on behalf of named executive officers prior to 2006. All amounts included in column (f) have been disclosed in full in the Summary Compensation Table and related footnotes included in our proxy statements for each prior year in which we also included the named executive officer, except for (1) earnings on these amounts, all of which were considered “non-preferential” under SEC rules in effect prior to 2006; and (2) for Mr. Kovacevich (who has been an executive officer of the Company named in each of our proxy statements since 1986), any Supplemental 401(k) Plan contributions included in compensation disclosed for him in any prior proxy statement filed prior to 1994 where SEC rules did not provide for a “Summary Compensation” table disclosure format.

The aggregate amount of all salary and/or bonus deferred (if any) under the Deferred Compensation Plan, and/or contributions under the Supplemental 401(k) Plan that we disclosed in each Summary Compensation Table included in our prior years’ proxy statements, and the years in which the named executive officer also appeared in these prior proxy statements, is as follows: Mr. Kovacevich: $3,497,476 in Supplemental 401(k) Plan contributions only (1994-2006); Mr. Stumpf, $480,200 in Supplemental 401(k) Plan contributions only (2003-2006); Mr. Hoyt, $5,018,657 in salary and/or bonus deferrals, and $800,620 in Supplemental 401(k) Plan contributions (2000-2006); Mr. Oman, $3,050,000 in salary and/or bonus deferrals, and $730,925 in Supplemental 401(k) Plan contributions (2002-2006); Mr. Atkins, $5,224,175 in salary and/or bonus deferrals, and $426,350 in Supplemental 401(k) Plan contributions (2003-2006); and Ms. Tolstedt, $18,000 in base salary and $121,900 in Supplemental 401(k) Plan contributions (2006).

Wells Fargo & Company Deferred Compensation Plan.    The Deferred Compensation Plan allows a select group of management and highly compensated team members of the Company and its subsidiaries to defer the receipt of compensation that would otherwise be paid to those team members currently until a future year or years as selected by the team member. In 2006, compensation eligible for deferral included up to 85% of salary earned and payable in 2006, up to 100% of monthly commissions earned in 2006 and payable from February 2006 through January 2007, and up to 100% of periodic or annual bonuses earned in 2006 and payable from April 2006 through March 2007.

The Deferred Compensation Plan currently offers three broad categories of earnings options:

•

The CD option, in which the deferred compensation earns the same return as if it were a $10,000 certificate of deposit with a maturity of one year sold by Wells Fargo Bank, N.A. available in Minnesota;

•	The fund options, in which the deferred compensation earns the same return as if invested in one of the following investment options:

➢	Short-Term Bond (Wells Fargo Stable Income—NVSIX)

➢	Bond (Wells Fargo Bond Index—no ticker symbol—Collective Investment Fund)

➢	Balanced (Wells Fargo Growth Balanced—NVGBX)

➢	Large Cap Value (Dodge & Cox Stock—DODGX)

➢	Standard & Poor’s Index (Wells Fargo S&P 500 Index—no ticker symbol—Collective Investment Fund)

➢	Diversified Large Cap (Wells Fargo Capital Growth—WFCDX)

➢	Large Cap Growth (Wells Fargo Large Company Growth—NVLCX)

➢	Standard & Poor’s MidCap Index (Wells Fargo S&P MidCap Index—no ticker symbol—Collective Investment Fund)

➢	Small Cap (Wells Fargo Diversified Small Cap—NVDSX)

➢	International Stock (American Funds EuroPacific Growth—AEPGX)

➢	NASDAQ 100 Index (Wells Fargo NASDAQ 100 Index—no ticker symbol—Collective Investment Fund); and

•	The common stock fund option, in which the deferred compensation earns the same return as if invested in Company common stock

A team member may allocate his or her deferred compensation among the earnings options in increments of 1%. However, at least 20% of the deferral must be allocated to the common stock option. A team member may elect to reallocate his or her deferral account, with changes made from January through May effective on July 1 and changes made from July through November effective on January 2. No changes are permitted in June or December. Any deferral amounts allocated to the common stock option are required to remain in the common stock option and may not be reallocated.

The average of the rates offered in the State of Minnesota on the first day of each month in 2006 by Wells Fargo Bank, N.A. for a certificate of deposit of $10,000 with a maturity of one year was 3.73%. The highest rate was 3.90%, and the lowest rate was 3.30%.

The total return in 2006 for each of the fund options is listed below. Total return is calculated by taking the change in net asset value of a fund, reinvesting all income and capital gains or other distributions during the period, and dividing by the starting net asset value. Total return does not reflect sales charges, but does account for management, administrative and 12b-1 fees, as well as other costs that are automatically deducted from fund assets.

Total Return—Fund Options

Fund-Type Earnings Options	2006 (through 12/31/06)
Short-Term Bond	4.43%
Bond	3.90%
Balanced	12.43%
Large Cap Value	18.53%
Standard and Poor’s 500 Index	15.88%
Diversified Large Cap	4.90%
Large Cap Growth	2.23%
Standard and Poor’s MidCap Index	10.54%
Small Cap	13.20%
International Stock	21.87%
NASDAQ 100 Index	7.14%

The reported high and low, and closing sales prices per share of Company common stock and the cash dividend paid per share for each quarter during 2006 is shown in the table below.

Wells Fargo & Company Common Stock Per Share Data

	High Price	Low Price	Closing Price	Dividend
First Quarter, 2006	$32.75	$30.31	$31.94	$0.26
Second Quarter, 2006	34.86	31.90	33.54	0.26
Third Quarter, 2006	36.89	33.36	36.18	0.28
Fourth Quarter, 2006	36.99	34.90	35.56	0.28

All deferral account balances allocated to the common stock option are distributed in shares of Company common stock. All deferral account balances allocated to the other earnings options are paid in cash.

A team member electing to defer compensation selects the year the distribution is to begin and the method of the distribution—either lump sum or annual over the course of up to ten years. The team member cannot change the selected method of the distribution, but may elect one time to re-defer a distribution to a year that is at least five years after the date originally selected if it relates to a deferral for 2005 or later, or at least three years after the date originally selected if it relates to a deferral for 2004 or earlier. Distributions will begin in March of the year selected by the team member. If employment terminates before commencement of distribution, the distribution will begin as soon as practicable after the March 1 immediately following termination. If employment terminates after commencement of distribution, the team member’s deferral account balances will continue to be distributed in accordance with the original election. If the team member dies before receiving all payments, the remaining balance will be paid to the team member’s designated beneficiary or, if none, according to the structure outlined in the plan.

A team member may not take an early withdrawal of any portion of his or her deferral account for amounts related to a deferral for 2004 or later. For amounts related to deferrals for 2003 or earlier, the requirements regarding early withdrawal are governed by the Deferred Compensation Plan as in effect at the time of the deferral.

Wells Fargo & Company Supplemental 401(k) Plan.    The Supplemental 401(k) Plan is a non-qualified plan designed to make up for certain benefits lost due to IRC-imposed limits on contributions and/or eligible compensation in the qualified Wells Fargo & Company 401(k) Plan. All of the named executive officers are eligible for, and are automatically enrolled in, the Supplemental 401(k) Plan.

Compensation eligible for the Supplemental 401(k) Plan (Supplemental Certified Compensation) includes base salary and designated incentive payments, whether or not that compensation is deferred. For the named executive officers, the amount shown as “Salary” for 2006 (column (c) in the Summary Compensation Table) and their 2005 incentive awards paid in 2006 were treated as Supplemental Certified Compensation for 2006 under the Supplemental 401(k) Plan. The amounts shown as “Non-Equity Incentive Plan Compensation” for 2006 (column (g)) will be included in each such executive officer’s Supplemental Certified Compensation for purposes of Supplemental 401(k) Plan contributions to his or her account for 2007. Amounts realized as compensation upon the exercise of stock options or vesting of other equity awards are not eligible as Supplemental Certified Compensation under the Supplemental 401(k) Plan.

The Supplemental 401(k) Plan provides for Company contributions equal to the deferred election in the 401(k) Plan as of January 1 for the relevant year up to 6% of Supplemental Certified Compensation. No team member contributions are accepted. Contributions are credited by the Company under the following circumstances:

•

If the team member’s matching contributions in the qualified 401(k) Plan are limited due to the deferral of compensation to the Deferred Compensation Plan, the Company will allocate the matching contribution to the Supplemental 401(k) Plan that would have been made in the qualified 401(k) Plan had the compensation not been deferred; and/or

•

If the team member’s matching contributions in the qualified 401(k) Plan are limited as a result of IRC limitations, the Company will allocate the matching contribution to the Supplemental 401(k) Plan that would have been made in the qualified 401(k) Plan; and/or

•

If the team member’s Supplemental Certified Compensation exceeds the IRC-imposed limit on compensation ($220,000 in 2006), the Company will allocate a contribution to the Supplemental 401(k) Plan based on Supplemental Certified Compensation in excess of the limit.

Contributions allocated to Supplemental 401(k) Plan accounts are treated as if invested in Company common stock. Additional contributions are credited to reflect stock dividends paid, and the dividend allocations are treated as if reinvested in Company common stock. Contributions to the Supplemental 401(k) Plan are credited on the last day of the calendar year and converted to equivalent shares of Company common stock based on the closing price on the NYSE for the last trading day of the calendar year. The reported high and low sales and closing prices per share of Company common stock and the cash dividend paid per share for each quarter during 2006 is shown in the table above under “Deferred Compensation Plan.”

Loans and withdrawals are not allowed from the Supplemental 401(k) Plan. Distribution of a team member’s vested Supplemental 401(k) Plan account balance begins as soon as administratively feasible in the calendar year following the year the team member retires or otherwise terminates employment. If the team member dies before receiving a complete distribution, the amount is paid to the team member’s beneficiary.

Potential Post-Employment Payments

The table below shows potential post-employment payments to each named executive officer under our Supplemental Cash Balance Plan, assuming each individual terminated his or her employment on December 31, 2006 and benefits were paid beginning January 1, 2007.

The amounts shown in this table do not include: retirement benefits under our qualified Cash Balance Plan generally provided to all U.S. team members and distributions of balances under our Deferred Compensation Plan and/or Supplemental 401(k) Plan. These amounts are shown in the Non-Qualified Deferred Compensation table on page 70 of this proxy statement.

Name	Benefit Under	Payable As
		Lump Sum	Monthly Life-Only Annuity
Richard M. Kovacevich	Supplemental Cash Balance Plan(1)	$30,950,731	$206,266

John G. Stumpf	Supplemental Cash Balance Plan	7,355,578	40,205

David A. Hoyt	Supplemental Cash Balance Plan	1,197,810	6,360

Mark C. Oman	Supplemental Cash Balance Plan	3,412,398	18,365
	WFFI Excess Pension Plan	2,739	15
	Supplemental Retirement Arrangement(2)	3,546,459	19,087

	Total	6,961,596	37,467

Howard I. Atkins	Supplemental Cash Balance Plan	576,908	3,294

Carrie L. Tolstedt	Supplemental Cash Balance Plan	566,308	2,845

(1)	The benefits payable under the plans and retirement arrangement shown in this table are the same benefits included in the Pension Benefits table above, but calculated using a different valuation date and assumptions. These benefits do not reflect the retirement benefits under our qualified Cash Balance Plan. Information about benefits payable to named executive officers under the Combined Plans appears in the narrative following the Pension Benefits table.

(2)	See the discussion of Mr. Oman’s supplemental retirement arrangement below.

The above table also does not include payments and benefits provided on a non-discriminatory basis to team members upon termination of employment, including retirement. These include:

•	Accrued salary;

•	Salary continuation payments under the Salary Continuation Pay Plan;

•	Distributions of plan balances under our qualified 401(k) Plan;

•	Information about benefits payable to named executive officers under the Cash Balance Plan appears in the narrative following the Pension Benefits table;

•	The value of option continuation upon retirement, permanent disability, or other termination of employment (other than for cause) ; and

•	Welfare benefits provided to all retirees, including retiree medical insurance.

Additional information about certain of these and other potential post-retirement payments for named executive officers appears below.

Wells Fargo & Company Salary Continuation Pay Plan.    The Salary Continuation Pay Plan is designed to provide compensation to assist eligible team members while they are seeking new employment after a qualifying event, as described below. All team members, other than those in positions classified as flexible, are eligible team members. There are two events that qualify a team member for salary continuation pay under the plan—position elimination or substantial position change. A position elimination is an elimination of the team member’s job or any other form of a reduction in force initiated by the Company. A substantial position change occurs when management changes a team member’s existing position resulting in a change in work location meeting certain criteria, a team member’s pay being reduced by more than 15%, or certain changes to the team member’s pay category. The amount of salary continuation pay received by a team member is based on the team member’s completed years of service, covered pay, and exemption status. To qualify for salary continuation pay under the plan, the team member must sign a general release agreeing to give up any claims, actions or lawsuits against the Company that relate to his or her employment with the Company. The team member can elect to receive the salary continuation pay in installments or, subject to certain conditions, as a lump sum.

All named executive officers are eligible to participate in the Salary Continuation Pay Plan. Based on completed years of service, each of the following named executive officers would be eligible for salary continuation pay for the time periods listed after his or her name: Richard M. Kovacevich, 13 months; John G. Stumpf, 13 months; David A. Hoyt, 15 months; Mark C. Oman, 15 months; Howard I. Atkins, 7 months; and Carrie L. Tolstedt, 11 months. Benefits under this plan would be in addition to any compensation and benefits the Board of Directors may approve for a named executive officers at the time of separation.

Supplemental Retirement Arrangement—Mark C. Oman.    Upon retirement, Mr. Oman is entitled to receive a supplemental retirement benefit under a supplemental retirement arrangement with the Company. This supplemental benefit will be determined based upon the difference between what Mr. Oman would receive under the Combined Plans and a hypothetical benefit calculated using a formula which takes into account his final average monthly earnings and years of credited service with the Company (excluding his years of service with WFFI) as of the date his employment with the Company terminates. For purposes of this formula, Mr. Oman’s benefit will be adjusted by an additional amount based upon his actual final average earnings as of the date of his transfer from WFFI, his final average earnings as of the date his employment with the Company terminates, the benefit he had accrued under the WFFI Plans as of the date of his transfer, and certain additional subsidies if he terminates employment with the Company prior to age 65. The accumulated present value of Mr. Oman’s supplemental benefit under his special retirement arrangement is shown in the Pension Benefits table, using the same valuation date (November 30, 2006) and valuation assumptions as for our benefit plan obligations generally in our 2006 financial statements. The estimated amount Mr. Oman would receive under his arrangement, assuming he terminated employment on December 31, 2006 appears in the Potential Post-Employment Payments table above. Once Mr. Oman reaches the age of 55, the benefit under his supplemental retirement arrangement could increase substantially depending upon increases in his compensation over time. We therefore cannot determine the amount of any increase in his supplemental benefit with any certainty.

Chairman/CEO Retirement Policy.    Richard M. Kovacevich is covered under our Chairman/CEO Retirement Policy which, with the agreement of the Board or the HRC, will provide him with office space, an administrative assistant, and a part-time driver at the Company’s expense for three years following the date of retirement if he continues to be available for consultation with management and to represent us with customers, the community, and team members during this period. At the end of the three years, if he still is considered to be effective and is spending a reasonable amount of time representing Wells Fargo with customers, the community, and team members, then, with the recommendation of the Company’s then current CEO and approval by the HRC, these services may be extended for a maximum of an additional two years. Assuming Mr. Kovacevich retired on December 31, 2006 and commenced providing services pursuant to this policy on January 1, 2007, he would be entitled to receive an estimated annual benefit under this policy of approximately $230,000. This estimate was based on certain assumptions as to the cost for executive office space in San Francisco located in or near our headquarters, plus salary and benefits, and other costs associated with providing for an executive administrative assistant and car and driver.

EQUITY COMPENSATION PLAN INFORMATION

The table below provides information about the Company’s equity compensation plans in effect on December 31, 2006, aggregated for plans approved by stockholders and for plans not approved by stockholders. Stockholders have approved the LTICP, the Directors Plan, and the Supplemental 401(k) Plan. Stockholders have not approved the PartnerShares® Stock Option Plan, the Deferred Compensation Plan for team members, the Non-Qualified Deferred Compensation Plan for Independent Contractors, the Norwest Corporation Directors’ Formula Stock Award Plan, and the Norwest Corporation Directors’ Stock Deferral Plan. The Norwest Corporation Directors’ Formula Stock Award Plan and the Norwest Corporation Directors’ Stock Deferral Plan were in effect at December 31, 2006, only with respect to the payment of deferred awards or deferred compensation benefits. No future awards or deferrals may be made under these two plans. The material features of the equity compensation plans not approved by stockholders are described after the table. All outstanding awards relate to shares of our common stock. Information is as of December 31, 2006, unless otherwise indicated.

Equity Compensation Plan Information (1)

	(a)		(b)	(c)
Plan Category	# of Shares to Be Issued upon Exercise of Outstanding Options, Warrants and Rights		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights(2)	# of Shares Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by security holders	224,573,119	(3)	$26.96	190,124,272	(4)
Equity compensation plans not approved by security holders	46,785,075	(5)	23.18	11,361,220	(6)

Total	271,358,194		$26.40	201,485,492

(1)	The table does not include information about equity compensation plans we assumed in mergers because we cannot grant additional awards under those plans. A total of 4,070,330 shares of common stock was issuable upon exercise of options and restricted share rights (RSRs) granted under plans assumed in mergers, including 2,809,958 shares issuable upon exercise of options and RSRs granted under plans assumed in the merger involving the former Wells Fargo & Company and 1,084,568 shares issuable upon exercise of options granted under plans assumed in the First Security Corporation merger. The weighted average exercise price of options granted under all plans assumed in mergers was $20.41.

(2)	Does not reflect RSRs because they have no exercise price.

(3)	Consists of 219,464,648 shares subject to options, and 247,002 shares subject to RSRs, granted under the LTICP, 705,141 shares subject to options granted, and 397,243 shares issuable upon distribution of deferred compensation benefits under the Directors Plan, and 3,759,085 shares issuable upon distribution of benefits under the Supplemental 401(k) Plan.

(4)	We could have issued the number of shares of common stock indicated in the following table below pursuant to any of the award types listed for the plan or, if indicated for the plan, pursuant to distributions of deferred compensation benefits. Each share of common stock issued under the LTICP pursuant to awards other than options or stock appreciation rights counts as four shares against the number of shares available for issuance.

Plan	Number of Shares	Award Types
LTICP	187,475,498	Stock options, stock, stock appreciation rights, restricted stock, restricted share rights, performance shares, performance units
Directors Plan	370,565	Stock options, stock, deferral distribution
Supplemental 401(k) Plan	2,278,209	Deferral distribution

(5)	Consists of 38,010,790 shares subject to options granted under the PartnerShares Stock Option Plan and 8,774,285 shares of common stock issuable upon distribution of deferred compensation benefits under the other plans.

(6)	We could have issued the number of shares of common stock indicated in the table below pursuant to any of the award types listed for the plan or, if indicated for the plan, pursuant to distributions of deferred compensation benefits. No information is provided for the Norwest Corporation Directors’ Formula Stock Award Plan and the Norwest Corporation Directors’ Stock Deferral Plan because no future awards or deferrals may be made under these plans and because column (a) reflects all shares issuable under those plans upon payment of outstanding awards or outstanding deferred compensation benefits.

Plan	Number of Shares	Award Types
Deferred Compensation Plan	1,290,759	Deferral distribution
Non-Qualified Deferred Compensation Plan for Independent Contractors	513,321	Deferral distribution
PartnerShares Stock Option Plan	9,557,140	Stock options, stock

PartnerShares Stock Option Plan.    Under the PartnerShares Stock Option Plan (PartnerShares Plan) the Board of Directors, its HRC, or a PartnerShares Committee of the Board may grant options to buy our common stock to any Wells Fargo team member other than team members subject to Section 16 of the Exchange Act and certain other specified categories of team members. Participants in the LTICP are generally not eligible to receive option grants under the PartnerShares Plan. The PartnerShares Committee determines, subject to the terms of the plan, the exercise price, the expiration date, and the other exercise terms of each option grant including any vesting price or vesting schedule. Under the terms of the PartnerShares Plan, the exercise price may not be less than the closing share price of the common stock as of the trading day immediately preceding the grant date and the expiration date may not be more than ten years from the grant date.

Deferred Compensation Plan.    This plan allows participants to defer receipt of salary and certain other compensation until a future year or years as selected by the participants subject to the terms of the plan. The plan administrator determines which Wells Fargo team members will be eligible to participate in the plan for a given year. The plan administrator may delegate this authority to one or more officers of the Company. Participants in the plan can defer up to 85% of their base salary and all of their bonuses and incentive compensation. Once made, deferral elections are irrevocable. We treat amounts deferred by a participant as if invested in the valuation option or options selected by the participant or required under the plan, and determine the deferred compensation benefit payable to the participant based on those valuation options. The plan offers a number of valuation options, including one indexed to our common stock. For deferral years 2000 and later, participants are required to allocate at least 20% of their deferral to our common stock valuation option. We distribute amounts allocated to the common stock valuation option in shares of common stock. Participants have no direct interest in any of the valuation options and are general unsecured creditors of the Company with respect to their deferred compensation benefits under the plan.

Non-Qualified Deferred Compensation Plan for Independent Contractors.    This plan is sponsored by WF Deferred Compensation Holdings, Inc., a wholly owned subsidiary of Wells Fargo & Company, and allows participants to defer all or part of their eligible compensation payable to them by participating affiliates of the Company until a future year or years as selected by the participants, subject to early distribution as provided in the plan. To be eligible to participate, a person must be an independent contractor who performs qualifying investment or other financial services for a participating affiliate and must have been designated as eligible to participate in the plan by the participating affiliate. The plan sponsor treats amounts deferred by a participant as if invested in the valuation option or options selected by the participant or required under the plan, and determines the deferred compensation benefit payable to the participant based on those valuation options. The plan offers a number of valuation options, including one indexed to our common stock. Amounts allocated to our common stock valuation option are distributed in shares of common stock. We have guaranteed the obligations of the plan sponsor under the plan. Participants have no direct interest in any of the valuation options and are general unsecured creditors of the plan sponsor and the Company with respect to their deferred compensation benefits under the plan.

Norwest Corporation Directors’ Formula Stock Award Plan.    Under this plan we awarded shares of our common stock to our non-employee directors. The plan allowed participants to defer receipt of all or a portion of their awards until a future year or years as selected by the participants subject to the terms of the plan. Participants can elect one time to defer commencement of distribution of their deferral accounts if the election is made sufficiently in advance of the original distribution commencement date and the new distribution commencement date is sufficiently beyond the original distribution commencement date. Participants receive credit for dividends paid on shares of our common stock. Participants have no direct interest in the shares deferred under the plan and are general unsecured creditors of the Company with respect to payment of their deferred stock awards under the plan. No future stock awards or deferrals of stock awards are permitted under this plan.

Norwest Corporation Directors’ Stock Deferral Plan.    Under this plan a participating director could defer receipt of all or part of the annual cash retainer and meeting fees payable to the director until a future year or years as selected by the director subject to the terms of the plan. A participating director could elect distribution of his or her deferral account in a lump sum in either cash or whole shares of our common stock, or a combination of both. Alternatively, the director could elect to receive the distribution in up to ten annual installments of cash. A participant can elect one time to defer commencement of distribution of his or her deferral account if the election is made sufficiently in advance of the original distribution commencement date and the new distribution commencement date is sufficiently beyond the original distribution commencement date. No future deferrals may be made under this plan.

INFORMATION ABOUT RELATED PERSONS

Related Person Transactions

Lending and Other Ordinary Course Bank Services Transactions.    During 2006 all of our executive officers, almost all of our directors (including all HRC members), and some of their respective immediate family members and/or affiliated entities had loans, other extensions of credit and/or other banking or financial services transactions (such as deposit, trust, transfer agent, or similar services) in the ordinary course of business with our banking and other lending subsidiaries. In addition, three of our executive officers had outstanding loans under our Relocation Program, and one executive officer had outstanding stock option loans, as discussed in detail below. Except for the loans described below to these four executive officers and an entity formerly affiliated with one of our directors, all of these transactions were on substantially the same terms, including interest rates, collateral and repayment and other terms, as those available at the time for similar transactions with unrelated parties, and did not involve more than the normal risk of collectibility or present other unfavorable features.

Relocation Program.    Under our Relocation Program, as in effect prior to the July 30, 2002 revisions described below, executive officers who relocated at our request were eligible to receive a first mortgage loan (subject to applicable lending guidelines) from Wells Fargo Home Mortgage (WFHM), on the same terms as those available to any of our team members, which terms included waiver of the loan origination fee. Executive officers who relocated to a designated high cost area were eligible to receive from the Company a mortgage interest subsidy on the first mortgage loan of up to 25% of the executive’s annual base salary, payable over a period of not less than the first three years of the first mortgage loan, and a 30-year, interest-free second mortgage down payment loan in an amount up to 100% of his or her annual base salary to purchase a new primary residence. The down payment loan must be repaid in full if the executive terminates employment with the Company or retires, or if the executive sells the home. Our Relocation Program was revised effective as of July 30, 2002 in response to the Sarbanes-Oxley Act of 2002 to eliminate these loan benefits for executive officers. Under the revised Relocation Program, any executive officer who received the mortgage interest subsidy and interest-free down payment loan benefit described above prior to July 30, 2002 was allowed to continue to receive such benefits, but is not allowed to amend the terms of the loan to which these benefits relate.

We currently have interest-free loans outstanding under this Relocation Program to three of our executive officers. Each of these loans was made either before July 30, 2002 or before the individual was named as an executive officer. The following table shows the name and principal position of each of these executive officers, the amount outstanding on his respective loan as of December 31, 2006 (which was also the original principal amount of the loan and the largest principal amount outstanding on the loan during 2006) and the purpose of each loan:

Executive Officer	12/31/06 Balance	Purpose
Richard M. Kovacevich Chairman and Chief Executive Officer	$995,000	Loan made in connection with his relocation from Minnesota to California following the merger of the former Wells Fargo and the former Norwest.
Richard D. Levy Executive Vice President and Controller	325,000	Loan made in connection with his relocation from New Jersey to California following his employment by the Company.
James M. Strother Executive Vice President and General Counsel	310,000	Loan made in connection with his relocation from Iowa to California after he assumed a new position with the Company and before he became an executive officer.

The relocation benefits available under our Relocation Program prior to July 30, 2002, as described above, continue to be made available to our eligible non-executive officer team members. After July 30, 2002, executive officers are still eligible (subject to applicable lending criteria) to receive a first mortgage loan from WFHM, except that the loan must be on substantially the same terms as those available to other residential home mortgage customers.

Under the revised Relocation Program, our relocating executives and team members may also be eligible to receive additional benefits, such as the following:

•	A transfer bonus in an amount determined by senior management on the earlier of the date he or she commences employment or purchases a new home, and annually thereafter;

•	The payment of customary home selling and purchasing closing costs (such as real estate commissions, title and appraisal fees, and other routine closing costs);

•	The purchase of a relocating executive’s home at its appraised market value by a third party relocation company using Company funds;

•	Certain cash incentives to executives who locate buyers for their homes directly;

•	The payment of expenses related to moving household goods; and

•	The reimbursement or gross-up of the amount of taxes paid on the taxable portion of amounts received by the executive under the Relocation Program.

Except for expenses paid to or on behalf of the executive officer to move household goods and sell his or her home, the benefits described above are treated as taxable income to the executive. Information about transfer bonuses received under the Relocation Program in 2006 by two named executive officers is provided on page 54 of this proxy statement.

Stock Option Loans.    Between September 2001 and February 2004, Michael J. Loughlin, who became an executive officer in April 2006, received four substantially identical loans in the amounts of $11,080, $99,824, $42,280, and $57,712 to facilitate the exercise of stock options granted to him under a former Wells Fargo stock option plan. Each of these loans had a maximum term of six years, principal and interest were due in full at maturity, and the interest rate was adjusted on March 1 of each year to equal the average annual rate for three-year Treasury notes for the immediately preceding calendar year. The most recently adjusted interest rate for each loan was 3.93%. The amount outstanding for each loan as of June 7, 2006 (the date each of these loans were repaid in full), which was also the original principal amount of the loan, the largest principal amount outstanding on the loan during 2006, and the amount of principal paid during 2006, was $11,080, $99,824, $42,280, and $57,712, and the amount of interest paid during 2006 for each loan was $1,749, $9,944, $4,212, and $4,121, respectively.

Transactions with Affiliated Entities.    Enrique Hernandez, one of our directors, is chairman, president, chief executive officer, and a director of Inter-Con Security Systems, Inc. (Inter-Con). Mr. Hernandez owns a 26.99% interest in Inter-Con. Inter-Con provides guard services to Company stores in the Los Angeles metro and Orange County region pursuant to a contract we entered into in 2005 following a competitive bid process. At the conclusion of this process, Inter-Con was one of two firms we selected to provide us with these services based on a number of factors, including its experienced management team, it was headquartered within the region, and the existence of a single relationship manager with direct responsibility for our account. The Board determined that this relationship with Inter-Con would not impair Mr. Hernandez’s independence under our Corporate

Governance Guidelines. We decided to expand our relationship with Inter-Con in 2006 based primarily on our satisfaction with Inter-Con’s overall performance. In 2006 we paid Inter-Con approximately $2.3 million for services pursuant to this contract. We believe that these services, which represented less than 1% of Inter-Con’s 2006 consolidated gross revenues, were made on terms at least as favorable as would have been available for other parties. The Company intends to continue its dealings with Inter-Con in the future on similar terms.

Susan Engel, one of our directors, served as chairwoman and chief executive officer of Lenox Group Inc. (Lenox) (the successor to Department 56, Inc.) until her retirement on January 4, 2007. During 2006, Lenox had a $100 million term loan agreement, and certain of its subsidiaries had a $175 million revolving credit loan agreement with various banks and other financial institutions, including Wells Fargo Foothill, LLC, a lending subsidiary of Wells Fargo Bank, N.A. (Foothill). Lenox entered into these loan agreements in September 2005 in connection with its acquisition of the former Lenox, Incorporated. Foothill committed to advance Lenox up to 10%, or a maximum of $10,000,000, of the $100 million available under the term loan, and to advance to the Lenox subsidiaries up to 14.3%, or a maximum of $25,000,000, of the $175 million available under the revolving loan. Foothill is also entitled to receive a pro rata share of the interest on, and fees paid with respect to each of these loans equal to its respective percentage commitment. Foothill acts as co-documentation agent for the lending group under the loan agreements for these loans.

As of December 31, 2006, Foothill had a total principal amount outstanding under its commitments regarding the Lenox term and revolving credit loans of approximately $11.8 million, which was also the highest total principal outstanding on these loans during 2006. The interest rate, principal, and interest and fee payments on the Lenox loans in 2006 were as follows: interest rate–depending upon the type of advances elected by Lenox, the interest rate on term loans was a floating rate equal to either a corporate prime rate established from time to time by the third-party administrative agent for the Lenox loans plus 2.50% or LIBOR plus 3.50%; and the interest rate on revolving loans was a floating rate equal to the corporate prime rate plus 0.5% or LIBOR plus 2.25%; principal payment–$5,119,446 on the term loan; the revolving loan provides for interest payments only; and interest payments and fees–$1,590,313 in interest and $91,450 in fees for the term and revolving credit loans in the aggregate.

In its Form 8-K filed with the SEC on January 9, 2007, Lenox stated that it believed that it was not in compliance with two financial covenants under its agreements and that, without obtaining appropriate waivers, its non-compliance with these covenants would give the lenders the right to accelerate the outstanding amounts under its loan agreements. On February 9, 2007, as reported in a Form 8-K filed by Lenox with the SEC, each lender, including Foothill, granted Lenox a waiver of this non-compliance through April 30, 2007 and temporarily amended the terms of the financial covenants in the loan agreements to bring Lenox into compliance. In exchange, Lenox paid approximately $204,460 in fees to the lenders, including approximately $26,000 to Foothill as its pro-rata share, and agreed to certain other terms. Foothill intends to continue to monitor the Lenox loans for compliance with the terms of these waivers and amendments.

Family Relationships.    As described in the following paragraph, three of our directors (including two who served on the HRC in 2006) and one of our executive officers have family members who are employed by Wells Fargo who earned or are expected to earn more than $120,000 a year. These family members are adults who do not share the home of the related director or executive officer, and the related director or executive officer does not have a material interest in these employment relationships. These individuals are four of our approximately 158,000 team members. None of these individuals is, nor reports directly to, one of our executive officers. We established the compensation paid to each of these individuals in 2006 in accordance with our employment and compensation practices applicable to team members with equivalent qualifications and responsibilities and holding similar positions. In addition to this compensation, these individuals also received employee benefits generally available to all of our team members. We regard each of these individuals as a highly educated, trained, and competent team member. We believe that these employment relationships are beneficial to the Company and its stockholders. We also believe that these employment relationships do not have any impact on or impair the independence of the related directors or their ability to represent your best interests. In addition, each related director has a sizeable interest in Company common stock as shown in the stock ownership table on page 9 of this proxy statement. This ownership also serves to align their interests with, and enable them to fairly represent all stockholders.

Wells Fargo Bank has employed Cynthia Milligan’s brother, James A. Hardin, as a private client advisor since 2004. In 2006, Mr. Hardin received compensation of approximately $177,107. Ms. Milligan was unaware of her brother’s job discussions with Wells Fargo Bank, and Wells Fargo Bank was unaware of the family relationship with Ms. Milligan until after Mr. Hardin accepted the position. Wells Fargo Foothill has employed Philip J. Quigley’s son, Scott P. Quigley, as a senior research analyst since February 2006. Although Mr. Quigley’s compensation was less than $120,000 in 2006, we expect his 2007 compensation will be more than $120,000. Philip J. Quigley was unaware of his son’s job discussions with Wells Fargo Foothill, and Wells Fargo Foothill was unaware of the family relationship with Philip J. Quigley until after the job offer had been made. Wells Fargo Bank has employed Donald B. Rice’s son, Joseph J. Rice, since 1992. Mr. Rice is currently employed as a senior lending manager. In 2006, Mr. Rice received compensation of approximately $407,984, including perquisites and benefits received under our Supplemental 401(k) Plan and Supplemental Cash Balance Plan, and on February 28, 2006 we granted him an option to purchase 25,180 shares of our common stock at an exercise price of $32.25 per share. Mr. Rice joined Wells Fargo Bank when his father was not serving as a director of the Company. Wells Fargo Financial has employed Mark C. Oman’s brother-in-law, Ty S. Fuerhoff, as a technology manager since 1988. In 2006, Mr. Fuerhoff received compensation of approximately $163,309, including perquisites, and on February 28, 2006 we granted him an option to purchase 2,600 shares of our common stock at an exercise price of $32.25 per share.

Related Person Transaction Policy and Procedures

The Board of Directors has adopted a written policy and procedures for the review and approval or ratification of transactions between the Company and its related persons and/or their respective affiliated entities. We refer to this policy and procedures as our Related Person Policy. “Related persons” under this policy include our directors, director nominees, executive officers, holders of 5% of more of our common stock, and their respective immediate family members. Their “immediate family members” include spouses, parents, stepparents, children, stepchildren, siblings, mother- and father-in-law, sons- and-daughters-in-law, and brothers- and sisters-in-laws and any person (other than a tenant or employee) who shares the home of a director, director nominee, executive officer, or holder of 5% of more of our common stock.

Except as described below, the Related Person Policy requires either the Board’s GNC or AEC, depending upon the related person involved, to review and either approve or disapprove all transactions, arrangements or relationships in which:

•	The amount involved will, or may be expected to, exceed $100,000 in any fiscal year;

•	The Company is, or will be, a participant; and

•	A related person or an entity affiliated with a related person has, or will have, a direct or indirect interest.

We refer to these transactions, arrangements, or relationships in the Related Person Policy as “Interested Transactions.” The Board, however, has determined that the GNC or AEC does not need to approve the following Interested Transactions even if the amount involved will exceed $100,000:

•

Lending transactions with related persons or their affiliated entities that comply with applicable laws and are in the ordinary course of business, non-preferential, and do not involve any unfavorable features;

•	Banking or financial services transactions with related persons or their affiliated entities made in the ordinary course of business on non-preferential terms;

•	Employment of an executive officer if his or her compensation is required to be reported in our proxy statement because he or she is a named executive officer;

•

Employment of an executive officer if he or she is not an immediate family member of another Company executive officer or director and his or her compensation would be reported in our proxy statement if he or she was a “named executive officer” and the HRC approved (or recommended that the Board approve) such compensation;

•	Compensation paid to one of our directors if the compensation is required to be reported in our proxy statement;

•

Transactions with another entity at which a related person’s only relationship with that entity is as a non-executive officer employee, director (other than chairman of the board), limited partner, or holder of less than 10% of that entity’s ownership interests, if such transactions are in the ordinary course of business, non-preferential, and the amount involved does not exceed the greater of $1 million or 2% of such other entity’s consolidated gross revenues;

•

Charitable contributions by the Company or Wells Fargo Foundation to tax-exempt organizations at which a related person’s only relationship is as a non-executive officer employee or a director (other than chairman of the board), if the amount involved (excluding Company matching funds) does not exceed the lesser of $1 million or 2% of such organization’s consolidated gross revenues;

•	Transactions where the related person’s interest arises solely from the ownership of our common stock and all holders of our common stock received the same benefit on a pro rata basis; and

•

Transactions with holders of more than 5% of our common stock and/or such holders immediate family members or affiliated entities, if such transactions are in the ordinary course of business of each of the parties, unless such stockholder is one of our executive officers, directors or director nominees, or an immediate family member of one of them.

The GNC reviews, approves, or ratifies all Interested Transactions involving a director and/or his or her immediate family members or affiliated entities. The AEC reviews, approves, or ratifies all Interested Transactions involving our executive officers, holders of more than 5% of our common stock, and/or their respective immediate family members or affiliated entities. Under the Related Person Policy, if it is not feasible to get prior approval of an Interested Transaction, then the GNC or AEC, as applicable, will consider the Interested Transaction for ratification at a future committee meeting. When determining whether to approve or ratify an Interested Transaction, the GNC and AEC will consider all relevant material facts, such as whether the Interested Transaction is in the best interests of the Company, whether the Interested Transaction is on non-preferential terms, and the extent of the related person’s interest in the Interested Transaction. No director is allowed to participate in the review, approval or ratification of an Interested Transaction for which such director, or his or her immediate family members or their affiliated entities are involved. The GNC or AEC will annually review all ongoing Interested Transactions.

ITEM 2—APPOINTMENT OF INDEPENDENT AUDITORS

Stockholders will also vote at the annual meeting to ratify the appointment by the AEC of KPMG as independent auditors of the Company for the year ending December 31, 2007. KPMG or its predecessors have examined our financial statements each year since 1931. Although we are not required to seek stockholder ratification of this appointment, the Board believes it is sound corporate governance to do so. If stockholders do not ratify the appointment of KPMG, the AEC will consider the stockholders’ action in determining whether to appoint KPMG as the Company’s independent auditors for 2008.

Representatives of KPMG will be present at the annual meeting to answer appropriate questions and to make a statement if they wish.

The Board of Directors recommends that stockholders vote FOR the proposal to ratify the appointment of KPMG as independent auditors (Item 2 on the enclosed proxy card).

KPMG Fees

We incurred the fees shown in the following table for professional services provided by KPMG for 2006 and 2005:

	2006	2005
Audit Fees (1)	$18,598,000	$17,998,000
Audit-Related Fees (2)	900,000	887,000
Tax Fees (3)	11,613,000	10,603,000
All Other Fees (4)	—	15,000

Total	$31,111,000	$29,503,000

(1)	Audit fees principally relate to the audit of our annual financial statements, the review of our quarterly financial statements included in our Quarterly Reports on Form 10-Q, and the audit of our internal control over financial reporting. Audit fees also relate to services such as comfort letters, subsidiary and statutory audits, attest services, and consent filings.

(2)	Audit-related fees principally relate to audits of employee benefit plans, review of internal controls for selected information systems and business units (SAS 70 audits), and consultation with management as to the accounting treatment of specific transactions.

(3)	Tax fees principally relate to the preparation of tax returns for trusts and estates of customers, other tax compliance activities, and tax planning and consultation services. Fees for the preparation of tax returns of $10.5 million and $9.4 million for 2006 and 2005, respectively, were reimbursed to the Company or paid directly by the trusts and estates for which these services were performed.

(4)	All other fees relate to regulatory advisory services.

Audit and Examination Committee Pre-Approval Policies and Procedures

The AEC is responsible for the appointment, compensation, and oversight of the work of the Company’s independent auditors. The AEC has adopted policies and procedures which prohibit KPMG from providing to the Company certain non-audit services and require AEC pre-approval of all audit and permissible non-audit services provided to the Company by KPMG. The AEC pre-approves on an annual basis services that are of a recurring nature. Changes in the scope of services that have been pre-approved on an annual basis are deemed to be pre-approved by the AEC provided they do not result in fee increases in excess of a relatively small amount established by the AEC. The AEC must pre-approve any scope changes resulting in fee increases in excess of this amount. New recurring services and services that are not recurring in nature are pre-approved by the AEC from time to time throughout the year. Actual fees incurred for services provided to the Company by KPMG are reported to the AEC after the services are fully performed. In determining whether to pre-approve the provision by KPMG of a permissible non-audit service, the AEC considers whether the provision of the service by KPMG could impair the independence of KPMG with respect to the Company. As part of this process, the AEC considers the facts and circumstances of the proposed engagement, including whether KPMG can provide the service more effectively and economically than other firms because of its familiarity with our businesses and operations. The AEC also considers the proposed engagement in light of any other non-audit services provided to the Company by KPMG and the fees paid to KPMG for those services. The AEC requires competitive bidding for non-audit services unless it is not warranted because of the facts and circumstances of the proposed engagement.

The AEC has delegated pre-approval authority to each of three designated AEC members. Pre-approval by a designated AEC member is used only for time-sensitive engagements. Pre-approval decisions by a designated AEC member are reported to the full AEC at its next scheduled meeting.

Audit and Examination Committee Report

The AEC’s charter, a copy of which is available on the Company’s website (www.wellsfargo.com), sets forth the AEC’s purposes and responsibilities. The seven members of the AEC are named below. Each member is independent, as independence for audit committee members is defined by NYSE rules. The Board has determined, in its business judgment, that each member of the AEC is financially literate as required by NYSE rules and qualifies as an “audit committee financial expert” as defined by SEC regulations.

Management has primary responsibility for the Company’s financial statements and the overall reporting process, for maintaining adequate internal control over financial reporting for the Company, and for assessing the effectiveness of the Company’s internal control over financial reporting. The independent auditors are responsible for performing independent audits of the Company’s consolidated financial statements and the Company’s internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (United States). These integrated audits serve as a basis for the auditors’ opinions included in the annual report to stockholders addressing whether the financial statements fairly present the Company’s financial position, results of operations, and cash flows in conformity with U.S. generally accepted accounting principles, whether management’s assessment of the effectiveness of the Company’s internal control over financial reporting is fairly stated, and whether the Company’s internal control over financial reporting was effective as of December 31, 2006. The AEC’s responsibility is to monitor and oversee these processes.

The AEC has reviewed and discussed the Company’s 2006 audited financial statements with management. The AEC has discussed with KPMG the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), including matters relating to the conduct of the audit of the Company’s financial statements. KPMG has provided to the AEC the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the AEC has discussed with KPMG that firm’s independence from the Company. Based on this review and these discussions, the AEC recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, for filing with the SEC.

Members of the Audit and Examination Committee:

Philip J. Quigley, Chair	Cynthia H. Milligan
Lloyd H. Dean	Nicholas G. Moore
Enrique Hernandez, Jr. Robert L. Joss	Susan G. Swenson

STOCKHOLDER PROPOSALS

We expect the following stockholder proposals (Items 3 through 7 on the proxy card) to be presented by certain stockholders at the annual meeting. The text of these proposals and supporting statements appear in the exact form as we received them. All statements contained in the proposals and supporting statements are the sole responsibility of the proponents. We will provide stockholders with the names and addresses of the proponents of the stockholder proposals, along with information about their ownership of Company common stock, promptly following receipt of an oral or written request to our Corporate Secretary.

The Board of Directors has carefully considered each of the following stockholder proposals and has concluded the adoption of these proposals would not be in the best interests of the Company or its stockholders. For the reasons stated after each proposal and its supporting statement, the Board recommends a vote AGAINST each of these proposals.

ITEM 3—STOCKHOLDER PROPOSAL REGARDING

SEPARATION OF BOARD CHAIRMAN AND CEO POSITIONS

Resolution

That the shareholders of WELLS FARGO & COMPANY request their Board of Directors to establish a policy of separating the roles of the Chairman of the Board and the Chief Executive Officer (or President) whenever possible, so that an independent director who has not served as an executive officer of the Company serves as the Chairman of the Board of Directors.

Supporting Statement

There are only a few cases where the back-dating of stock options took place in the presence of a non-employee chairman of the board. There was, however, a predominance of back-dating stock options where the chairman was an employee or also served as the corporate president.

As the primary purpose of the Board of Directors is to protect shareholders’ interests by providing the independent oversight of management, including the Director serving and President and/or Chief Executive Officer, the proponent believes that the separation of these roles will promote greater accountability to the Board of Directors and to the shareholders whose capital has created the company.

Despite the strong and stated opposition of a requirement for “expensing” the value of stock options by our Chairman, shareholders overwhelmingly supported this Proponent’s proposal to do so in the 2003 and 2004 annual meetings. In the meeting held in 2004, the owners of 732,496,831 shares worth $41,818,244,082 were voted in its favor.

Our Board, however, waited out the possible, but inevitable, enactment of regulations which require this.

The Proponent believes that an independent Board Chairman would have followed approved governance practices and required more punctual enactment by the Board of Directors.

Many respected institutional investors support the proposed separation. CalPER’s Corporate Core Principles and Guidelines state: “the independence of a majority of the Board is not enough” and that “the leadership of the Board must embrace independence, and it must ultimately change the way in which directors interact with management.”

In order to ensure that our Board can provide the strategic direction for our Company with greater independence and accountability, please vote “FOR” this proposal.

Position of the Board of Directors

The Board of Directors recommends a vote AGAINST this proposal, which is identified as Item 3 on the enclosed proxy card. The proposal is substantially the same as the proposals that stockholders declined to adopt in 2006 and 2005, and the Board continues to believe that it is not in the best interests of the Company and its stockholders to restrict the Board’s ability to choose the director best suited to serve as the Chairman of the Board.

The Board agrees with the Proponent that one of the primary functions of the Board of Directors is to provide independent oversight of management. However, the Board believes that effective oversight is best accomplished through the composition of the entire Board and its committees, not by forcing a separation of the roles of the Chairman of the Board and the Chief Executive Officer. At the present time, 14 of the 16 members of the Board are independent directors as determined in accordance with New York Stock Exchange rules and the Company’s Director Independence Standards. The Chairman of the Board has no greater or lesser vote on matters considered by the Board than any other director, and each director is an equal participant in the major strategic and policy decisions of the Company. Moreover, all directors, including the Chairman of the Board, are bound by fiduciary obligations to act in a manner they believe to be in the best interests of the Company and its stockholders; separating the offices of Chairman of the Board and Chief Executive Officer would not augment or diminish these duties. The independent directors normally meet in executive session—without the Chief Executive Officer or any other Company employee present—following each regularly scheduled Board meeting. The Chair of the Governance and Nominating Committee serves as the “lead” director during executive sessions. In addition, each of the five standing Board committees, including the Audit and Examination Committee, the Human Resources Committee and the Governance and Nominating Committee, is comprised solely of independent directors, and each of the committees meets regularly in executive session without management present. As noted in the Company’s Corporate Governance Guidelines, Board members have complete access to management and outside advisors. Accordingly, the Board does not believe that a mandatory separation of the positions of Chairman of the Board and Chief Executive Officer is necessary to achieve effective independent oversight.

The Board does not have a fixed policy regarding the separation of the roles of the Chairman of the Board and the Chief Executive Officer because it believes the Board should be able to freely select the Chairman of the Board based on criteria that it deems to be in the best interests of the Company and its stockholders. The Governance and Nominating Committee of the Board of Directors and the Board do not believe such a separation is necessary or desirable for the Company and its stockholders at the present time. However, consistent with good corporate governance principles, the Governance and Nominating Committee will continue to periodically review this issue to see whether, based on the relevant facts and circumstances at such future times, separation of these offices or establishment of a lead director position would serve the best interests of the Company and its stockholders.

The Proponent apparently believes that there is a connection between the absence of an independent Chairman of the Board and the incidence of backdating of stock options. Backdating of stock options, however, concerns issues related to appropriate internal accounting, compensation, and legal procedures and controls and not whether a company has an independent Chairman of the Board. The Company has reviewed its stock option granting practices and has found no evidence of backdating of option grants. As discussed more fully under “Compensation Discussion and Analysis—Timing of Stock Option Grants” on page 50 of this proxy statement, stock options granted to executives at scheduled meetings of the HRC have an exercise price equal to the fair market value of Company common stock as of the grant date. In addition, all Committee members are independent. As a result, the Company’s stock option granting practices are structured in a manner to prevent backdating of stock option grants.

The Proponent also asserts that if the Company had an independent Chairman of the Board during 2003 and 2004, the Company would have adopted accounting standards providing for the expensing of stock options effective prior to the effective date mandated by the Financial Accounting Standards Board (FASB). The Board, however, responded to the Proponent’s 2003 and 2004 proposals, which requested, but did not require, the Company to expense stock options, by giving full consideration to the matter at a number of meetings, both before and after stockholder approval. The Board’s determination that the Company and its stockholders would be better served by waiting until a final ruling by the FASB was justified since the FASB significantly changed its proposed guidance on stock option expensing during the course of developing a final standard. This determination would not have been affected by the presence of an independent Chairman. If the Company had voluntarily elected to expense stock options based on prior guidance, the Company would have made decisions different than those made in light of the final standard, which the Board believes may have negatively impacted the Company’s stockholders and team members.

The Company’s corporate governance structure, with its strong emphasis on independence, makes it unnecessary to have an absolute requirement that the Chairman of the Board be an independent director. The Board of Directors values its flexibility to select, on a case-by-case basis, the style of leadership best able to meet the Company’s and stockholders’ needs based on the individuals available and circumstances present at the time. The adoption of a policy to mandate the separation of the roles of Chairman of the Board and Chief Executive Officer would limit the Board’s ability to select the director best suited to serve as Chairman of the Board based on then relevant, Company-specific facts, circumstances and criteria, and would impose an unnecessary restriction on the Board of Directors that is not in the best interests of the Company and its stockholders.

Accordingly, the Board of Directors recommends that you vote AGAINST this proposal.

ITEM 4—STOCKHOLDER PROPOSAL REGARDING AN

ADVISORY VOTE ON EXECUTIVE COMPENSATION

Resolution

RESOLVED, that shareholders of Wells Fargo urge the board of directors to adopt a policy that Company shareholders be given the opportunity at each annual meeting of shareholders to vote on an advisory resolution, to be proposed by Wells Fargo’s management, to ratify the compensation of the named executive officers (“NEOs”) set forth in the proxy statement’s Summary Compensation Table (the “SCT”) and the accompanying narrative disclosure of material factors provided to understand the SCT (but not the Compensation Discussion and Analysis). The proposal submitted to shareholders should make clear that the vote is non-binding and would not affect any compensation paid or awarded to any NEO.

Supporting Statement

Investors are increasingly concerned about mushrooming executive compensation which sometimes appears to be insufficiently aligned with the creation of shareholder value. Media and government focus on back dating of stock options has increased investor concern. This proposed reform can help rebuild investor confidence.

The SEC has created a new rule, with record support from investors, requiring companies to disclose additional information about compensation and perquisites for top executives. The rule goes into effect this year. In establishing the rule the SEC has made it clear that it is the role of market forces, not the SEC, to provide checks and balances on compensation practices.

We believe that existing U.S. corporate governance arrangements, including SEC rules and stock exchange listing standards, do not provide shareholders with enough mechanisms for providing input to boards on senior executive compensation. In contrast to U.S. practices, in the United Kingdom, public companies allow shareholders to cast an advisory vote on the “directors’ remuneration report,” which discloses executive compensation. Such a vote isn’t binding, but gives shareholders a clear voice that could help shape senior executive compensation.

Currently U.S. stock exchange listing standards require shareholder approval of equity-based compensation plans; those plans, however, set general parameters and accord the compensation committee substantial discretion in making awards and establishing performance thresholds for a particular year. Shareholders do not have any mechanism for providing ongoing feedback on the application of those general standards to individual pay packages. (See Lucian Bebchuk & Jesse Fried, Pay Without Performance 49 (2004)).

Similarly, performance criteria submitted for shareholder approval to allow a company to deduct compensation in excess of $1 million are broad and do not constrain compensation committees in setting performance targets for particular senior executives. Withholding votes from compensation committee members who are standing for reelection is a blunt and insufficient instrument for registering dissatisfaction with the way in which the committee has administered compensation plans and policies in the previous year.

Accordingly, we urge Wells Fargo’s Board to allow shareholders to express their opinion about senior executive compensation at Wells Fargo by establishing an annual referendum process. The results of such a vote would, we think, provide the board and management with useful information about whether shareholders view the company’s senior executive compensation, as reported each year, are in shareholders’ best interests.

Position of the Board of Directors

The Board of Directors recommends a vote AGAINST this proposal, which is identified as Item 4 on the enclosed proxy card, because the advisory vote requested by the Proponent is unnecessary and not in the best interests of the Company and its stockholders.

The Board believes that an advisory vote is unnecessary in light of the new rules adopted by the Securities and Exchange Commission in July 2006 requiring more detailed disclosure of executive compensation. Under the new rules, a proxy statement must contain an extensive compensation discussion and analysis and a statement that the Human Resources Committee (HRC) has reviewed and discussed the compensation discussion and analysis with management and has recommended to management that the compensation discussion and analysis be included in the proxy statement. The Board believes the new disclosure rules are the appropriate means of addressing investors’ concerns about executive compensation disclosure issues.

The Company’s executive compensation program is designed to attract, motivate, reward and retain superior management talent charged with achieving our corporate objectives and increasing stockholder value in a highly competitive industry. The HRC, which designs and administers a thoughtful, performance-based compensation program, is uniquely suited to the complex undertaking of balancing numerous business considerations against competitive pressures. The HRC is comprised solely of independent directors who are charged with exercising their fiduciary duties to set compensation that is in the best interests of the Company and its stockholders.

The Proponent believes that the requested advisory vote would “give stockholders a clear voice that could help shape senior executive compensation.” The Board does not agree. The proposed advisory vote would not provide useful guidance to the HRC in considering its compensation philosophy and program or in making specific compensation decisions because of the “up-or-down” nature of the vote. Such a vote would provide no clear or meaningful guidance to the members of the HRC on specific components of the Company’s executive compensation program, nor would it allow for constructive feedback about the program generally. The members of the HRC would be forced to speculate about which component of executive compensation—salary, bonus, stock options, or retirement programs—is of particular concern to the stockholders.

In support of its proposal, the Proponent cites the fact that the United Kingdom allows stockholders of a public company to cast an advisory vote on the “directors’ remuneration report,” which discloses executive compensation. Given the significant differences in regulatory and corporate governance policies and practices between the United Kingdom and the United States, the U.K.’s experience with such stockholder advisory votes offers little guidance as to the advisability of instituting such a practice here.

The Board disagrees with the Proponent’s statements that stockholders do not have enough mechanisms for providing input to the Board on senior executive compensation and that stockholders do not have any mechanism for providing ongoing feedback on the application of the Company’s compensation policies to individual pay packages. The Company has in place corporate governance policies intended to ensure that the Board is responsive to stockholder concerns regarding senior executive compensation as well as other issues. Under these policies, a stockholder may communicate directly with the Board of Directors or the HRC if the stockholder disagrees with any aspect of the Company’s compensation policies by sending an e-mail to BoardCommunications@wellsfargo.com or sending a letter to Wells Fargo & Company, P.O. Box 63750, San Francisco, CA 94163. In addition, the Board has recently amended the Company’s By-Laws to adopt a majority (rather than a plurality) vote standard for uncontested director elections. Because of the majority vote requirement, the Company’s stockholders exercise considerable influence over the Board. The Board believes the majority voting requirement is a more effective means of ensuring Board accountability than the non-binding referendum on executive compensation proposed by the Proponent.

Accordingly, the Board of Directors recommends that you vote AGAINST this proposal.

ITEM 5—STOCKHOLDER PROPOSAL REGARDING

ADOPTION OF A POLICY LIMITING BENEFITS UNDER OUR

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

Resolution

Be it Resolved: That the shareholders of the Wells Fargo & Company (“Company”) hereby urge that the Board of Director’s executive compensation committee establish a policy limiting the benefits provided under the Company’s supplemental executive retirement plan (“SERP Policy”). The SERP Policy should provide for the following: (1) a limitation of covered compensation to a senior executive’s annual salary, and (2) the exclusion of all incentive or bonus pay from inclusion in the plan’s definition of covered compensation used to establish benefits. The SERP Policy should be implemented in a manner so as not to interfere with existing contractual rights of any supplemental plan participant.

Supporting Statement

We believe that one of the most troubling aspects of the sharp rise in executive compensation is the excessive pension benefits provided to senior corporate executives through the use of supplemental executive retirement plans (“SERPs”). Our Company has established a SERP, called the Supplemental Cash Balance Plan. The Supplemental Cash Balance Plan provides the Company’s chief executive officer (“CEO”) and other senior executives retirement benefits far greater than those permitted under the Company’s tax-qualified pension plan. Our proposal seeks to limit excessive pension benefits by limiting the type of compensation used to calculate pension benefits under the SERP plan.

At present, U.S. tax law maintains a $220,000 limit on the level of compensation used to determine a participant’s retirement benefit under a tax-qualified pension plan. Our Company has established a SERP as a complement to its tax-qualified plan in order to provide senior executives increased retirement benefits. This is accomplished by raising the level of compensation used in the pension formula to calculate retirement benefits. The SERP establishes a higher compensation level on which to calculate senior executives’ pension benefits by including the executive’s full salary and annual bonus in the compensation figure. The Company’s 2006 proxy statement indicates that the combined salary and bonus figure was $7,995,000 for the CEO, approximately 36 times the $220,000 compensation limit in the Company’s tax-qualified pension plan.

Our position is that the inclusion of an executive’s annual bonus along with his or her full salary in the pension calculation is overly generous and unjustifiable. The only type of compensation used in the SERP for establishing the level of additional pension benefits should be an executive’s annual salary. No variable incentive pay should be included in a senior executive’s pension calculation under the SERP. The inclusion of annual bonus or incentive payments in determining increased pension benefits can dramatically increase the pension benefit afforded senior executives and has the additional undesirable effect of converting one-time incentive compensation into guaranteed lifetime pension income.

The proposal’s limitation on the type of compensation that can be considered in determining senior executives’ retirement benefits to only the executive’s salary is a necessary and reasonable restriction on the excessiveness of supplemental retirement benefits. We urge your support for this important executive compensation reform.

Position of the Board of Directors

The Board of Directors recommends a vote AGAINST this proposal, which is identified as Item 5 on the enclosed proxy card, because it would penalize participants relative to other employees and would put the Company at a competitive disadvantage in attracting and retaining the managerial talent essential to its long-term success.

As described more fully under “Wells Fargo & Company Cash Balance Plan and Supplemental Cash Balance Plan” following the Pension Benefits table on pages 67 and 68 of this proxy statement, the Company uses the Supplemental Cash Balance Plan to make up for retirement benefits that would otherwise be lost by the nearly 4,000 participants because of limitations imposed by the Internal Revenue Code on the qualified Cash Balance Plan or because of compensation deferrals. Participants in both the qualified and supplemental plans receive compensation credits to their plan accounts based on their certified compensation and their age and years of service, with credits received by a participant under the supplemental plan reduced by credits received by the participant under the qualified plan. With some exceptions, both plans consider salary and incentive and bonus pay other than stock option gains as certified compensation in determining retirement benefits. As a result, the exclusion of incentive and bonus pay as certified compensation under the supplemental plan could penalize plan participants relative to other employees. The proposal could have an even greater impact on senior managers who, under the Company’s “pay-for-performance” compensation philosophy, often receive more of their cash compensation in the form of incentive pay linked to Company and individual goals, than do other employees.

The competition for executives and other employees with the skills and expertise to manage a company as large and complex as Wells Fargo can be intense. The Company competes for managerial talent not only with large corporations in all industries but also private equity firms that can offer significantly more equity and other compensation opportunities to its managers than the Company can. Retirement benefits are a key component of a senior manager’s overall compensation program, and limiting those benefits in the manner proposed would put the Company at a competitive disadvantage in attracting and retaining talented senior managers who are critical to its long-term success.

In determining the compensation of senior managers, the Human Resources Committee reviews available competitive compensation data for the Company’s peers. The Board believes that the retirement benefits provided to the Company’s senior managers are appropriate and that adoption of the proposal would not be in the best interests of the Company and its stockholders.

Accordingly, the Board of Directors recommends that you vote AGAINST this proposal.

ITEM 6—STOCKHOLDER PROPOSAL REGARDING

A REPORT ON HOME MORTGAGE DISCLOSURE (HMDA) DATA

Resolution

Whereas, there are wide disparities between the interest rates charged to African-American and Latino families compared to white families, according to Home Mortgage Disclosure Act data filed by lending institutions.

Supporting Statement

According to the Federal Reserve, 54.7% of conventional first mortgages to African-American borrowers were “high-cost” versus just 17.2% of similar loans to white borrowers. The Federal

Reserve defines “high-cost” as an annual percentage rate (APR) of 3% above a comparable Treasury security on a first mortgage and 5% above a comparable Treasury security on a second mortgage. African-American families are 3.1 times more likely than white families to receive a high-cost mortgage, raising their cost of home ownership.

Even after adjusting for such factors as income levels of borrowers, location, loan amounts and type of lender, unexplained disparities remain in the Federal Reserve’s analysis: African-American home borrowers receive high-cost loans 27.2% of the time; Latino borrowers 20.8% of the time, and white borrowers 17.2% of the time.

Racial disparities in Wells Fargo’s 2004 HMDA data are also pronounced. Of Wells Fargo’s conventional first-lien mortgages (unadjusted for income, location, loan size, and lender type), high-cost loans made up 29.5% of the loans to African-Americans, 12.6% of the loans to Latinos, and 7.6% of the loans to whites. African-Americans were 3.9 times more likely than whites to receive a high-cost loan and Latinos were 1.7 times more likely than whites.

In April 2005, New York Attorney General Eliot Spitzer asked Wells Fargo and three other large banks for information on loan conditions and credit scores as he investigated whether the racial disparities in high-cost loans violated state laws. According to Spitzer, Wells Fargo’s African-American customers in New York were three times more likely than whites to receive high-cost loans, at JPMorgan Chase and Citigroup the disparity was 2-to-l and at HSBC, 1.5-to-1. (Source: Washington Post 6/25/2005) Rather than comply with Spitzer’s request, Wells Fargo joined others in successfully suing the Attorney General arguing that he had no jurisdiction over a federally chartered bank.

Shareholders request that the Board of Directors prepare a special report, providing explanations of racial and ethnic disparities in the cost of loans provided by the company. The report shall discuss the following questions:

1)	How does Wells Fargo explain the racial and ethnic disparities pertaining to high-cost mortgages revealed in the company’s Home Mortgage Disclosure Act data?

2)	Does Wells Fargo believe that the company’s racial and ethnic disparities in high-cost loans affect the home affordability or wealth-building benefits of home ownership for their minority customers?

3)	Does Wells Fargo believe some of these disparities are explained by the racial wealth divide prevalent in the United States? If so, what does Wells Fargo believe can be done to lessen this divide?

This report, prepared at reasonable cost and omitting proprietary information, shall be available to all shareholders, upon written request, no 1ater than September 30, 2007.

Position of the Board of Directors

The Board of Directors recommends a vote AGAINST this proposal, which is identified as Item 6 on the enclosed proxy card. This proposal is essentially the same one that stockholders overwhelmingly rejected at last year’s annual meeting. The Board continues to believe that the report requested by the proposal is both unnecessary and inappropriate. The Company has already publicly explained in detail the reasons for pricing differences reflected in its Home Mortgage Disclosure Act (“HMDA”) data. Moreover, the scope of the proposed report is inappropriate in that it would require the Company to speculate about broad social and economic issues that are well beyond its ability to resolve and that do not involve any specific business issue or risk relevant to stockholders.

As explained in the recommendation against this proposal last year, the Company is subject to a comprehensive set of fair lending laws and regulations, as well as extensive and ongoing governmental oversight. Consistent with these legal and regulatory responsibilities and its own corporate policies, the Company does not tolerate unlawful discrimination against any customer. The Company’s policies and proprietary control processes governing credit underwriting and pricing are designed to help ensure that the Company meets or exceeds all fair lending legal and regulatory requirements and expectations. As always, any customer who believes they received inappropriate loan pricing is encouraged to contact the Company so that the matter may be promptly reviewed and rectified if appropriate.

To help the public better understand its HMDA data and the applicable legal and regulatory requirements, the Company posted certain “Frequently Asked Questions About HMDA” on its website in 2005. The Company recently updated the HMDA FAQ to address 2005 HMDA data. The Company’s website also contains information about, and links to, the Federal Reserve Board’s recently-issued analysis of 2005 HMDA data. Collectively, this information and analysis fully answers the first question covered by the proposal. Stockholders may view the Company’s HMDA FAQ at www.wellsfargo.com under “About Wells Fargo,” by selecting “HMDA FAQ” under “Responsible Lending.”

As further discussed on the Company’s website, HMDA pricing data does not reflect a number of significant risk factors that mortgage lenders (including the Company) typically and properly consider when pricing loans. Consequently, HMDA data provides an incomplete view of a lender’s pricing decisions and—as the Federal Reserve Board itself has consistently acknowledged—cannot be used to draw final conclusions about the fairness of any lender’s loan pricing. Risk factors, the vast majority of which are not reflected in HMDA data, explain virtually all of the differences in pricing between the Company’s loans that are reported under HMDA and those that are not.

The Company prices loans based on:

•	a customer’s financial situation and credit history (e.g., credit score, overall level of indebtedness, previous bankruptcies/foreclosures/judgments, mortgage payment history, etc.);

•	the type, features and purpose of the loan as well as the loan-to-value ratio; and

•	the type of property involved.

Customers with a good credit history, lower overall debt levels, and fewer risks associated with their loans and property types present lower risks of default, and typically pay lower rates. As with the Company’s 2004 HMDA data, differences in loan pricing reflected in the 2005 HMDA data are based on differences in a number of risk and loan factors, not on race, ethnicity, or any other unlawful basis. Finally, as was true of the Company’s 2004 HMDA data, the vast majority of the loans in the 2005 HMDA data—including for borrowers of color, low- and moderate-income borrowers, and borrowers in low- and moderate-income neighborhoods—had rates that were less than the applicable price-reportability thresholds.

The Board believes the Company has already publicly responded to the only question in the proposal that is appropriate for it to answer. The Board therefore believes that the special report requested by the proposal would not result in a significant improvement to the extensive information that is already available about the Company’s loan pricing practices.

Accordingly, the Board of Directors recommends that you vote AGAINST this proposal.

ITEM 7—STOCKHOLDER PROPOSAL REGARDING

EMISSION REDUCTION GOALS FOR WELLS FARGO AND ITS CUSTOMERS

Resolution

Whereas: Climate change and impending policies associated with reducing Greenhouse Gas (GHG) emissions have significant implications for Wells Fargo & Company (“Wells Fargo” or “Company”) and its competitors;

Whereas: The Company’s U.S. and global peers are implementing substantial new policies, programs, and objectives related to climate change and reducing their direct and indirect GHG emissions;

Whereas: Financial support for emissions-intensive activities and businesses is the most significant impact Wells Fargo has regarding climate change;

Whereas: Loans, lines of credit, leases, and other multi-year credit guarantees made by the Company to a variety of industry clients (electric utilities, commercial real estate, home builders, oil and gas and coal companies, agricultural companies, and auto manufacturers) may be at risk of default because of the long-term consequences of climate change and global GHG regulations;

Whereas: Wells Fargo is the USA’s “#1 agricultural lender among all banks,” “#1 mortgage lender to home builders,” and “one of the USA’s leading commercial real estate lenders among all banks” according to its website;

Whereas: JPMorgan Chase (JPMC) works with its largest GHG-emitting clients to develop carbon mitigation plans–including emissions disclosure, offsets, renewable energy investments, and GHG reduction goals–by quantifying the costs of emissions and internalizing those into the analysis of power sector transactions; in 2006, JPMC began reporting the GHG footprint of its power sector portfolio to develop new financial products to facilitate emissions reductions, and is building a commodities trading business for NOX, SO2 and CO2 trading;

Whereas: Bank of America has committed to reporting and verifying its emissions from operations AND its public energy and utility portfolio, and reducing those emissions by 7% by 2008;

Whereas: Wachovia, JPMC, and Bank of America commit to engaging in national public policy discussions on climate regulations and renewable energy;

Whereas: Citigroup began reporting on CO2 emissions from power projects it finances in 2003;

Whereas: Citigroup, Bank of America, JPMC, Goldman Sachs, and HSBC have set quantitative targets to reduce direct CO2 emissions, while they, and Wachovia and ABN-AMRO, have adopted a company-wide policy on climate change;

Whereas: HSBC pledged to become carbon-neutral by the end of 2006 and met that goal early;

Whereas: While Wells Fargo’s “10-Point Environmental Commitment” has made some progress on reducing emissions from internal operations through conservation measures and offsets, it lacks a comprehensive, strategic approach and well-established goals for reducing both direct emissions from operations and indirect emissions from its GHG-intensive clients;

THEREFORE BE IT RESOLVED, that stockholders of Wells Fargo & Company request that the Board of Directors formulate comprehensive emissions reduction goals relating to (a) the Company’s own operations and (b) the activities of its corporate borrowers, advisory and project finance clients, and the companies whose securities Wells Fargo underwrites. The goals and the extent of the Company’s progress in meeting them should be disclosed to shareholders by October 2007 and annually thereafter, at reasonable cost and omitting proprietary information.

Position of the Board of Directors

The Board of Directors recommends a vote AGAINST this proposal, which is identified as Item 7 on the enclosed proxy card. Although the Board shares the Proponent’s concerns about greenhouse gas (“GHG”) emissions, it believes adoption of the proposal is unnecessary because of actions the Company has taken and will continue to take. The Board also believes that it is neither appropriate nor practical for the Company to formulate emissions reduction goals for its more than three million business customers. While the Board recognizes that a customer’s stakeholders—including the Company—can influence its decision-making, the Board believes the customer’s board of directors, management and stockholders are better suited to make decisions regarding its operations. The Board believes the Company’s leadership in reducing GHG emissions in its own operations and its support of “green” buildings, projects and investments will encourage customers to explore ways to reduce GHG emissions in their own operations.

The Company is completing an assessment of the energy and GHG emissions from all of its owned (and to the extent possible leased) facilities, and is expected to publish its findings in its 2006 Corporate Citizenship Report. The Company has also taken significant steps in the past year to reduce its GHG emission footprint. Most notably, it recently announced the annual purchase of 550,000 million kilowatt hours of renewable energy certificates (RECs) per year for the next three years, making the Company the largest purchaser of renewable energy in the United States. The purchase will offset 42% of the Company’s annual electricity consumption with 100% Green-e® certified wind energy. As a result, the Company will prevent the emission of 380,000 tons of carbon dioxide each year—the equivalent of removing 75,000 cars from the road.

The Company continues to make its buildings energy efficient. For example, five of its buildings have been designated ENERGY STAR buildings by the Environmental Protection Agency, and California recognized the Company’s energy conservation efforts under its Flex Your Power! program for reducing energy consumption in its administrative buildings by 20%—a reduction sustained since 2001. In addition, the Company has installed new energy-efficient cooling systems in its Phoenix offices, reducing energy consumption by 30%. The Board believes these are significant steps in reducing the Company’s GHG emission footprint.

The Board believes that trying to formulate GHG emissions reduction goals for corporate customers is an inappropriate use of Company resources. There is no federal regulatory framework addressing GHG emissions and the Board does not know when or if such a framework will be established or what parameters might result. In the absence of appropriate regulations, as a for-profit financial institution the Company is poorly equipped to take on the Herculean task of formulating appropriate emissions reduction goals for its more than three million business customers. The Board believes that government agencies such as the EPA (or a state equivalent) are better suited to adopt such regulations. To the extent that laws and regulations exist (or are adopted) in states or countries in which its customers operate, the Company obtains (and will continue to obtain) representations and warranties from them that they comply with such laws and regulations.

This does not mean that the Company is not considering the impact of GHG emissions on its customers and its commercial loan portfolio. The Company recently launched an assessment of the effect of potential greenhouse gas regulations on its larger commercial customers and is identifying market opportunities that may develop from the implementation of such regulations. The Board believes that the Company’s five-year commitment to lend, invest or otherwise contribute over $1 billion to environmentally beneficial opportunities will have a significant effect on GHG emissions associated with the loan portfolio and is a more appropriate way for the Company to influence the marketplace. The Company is well positioned to meet or exceed the commitment through investments in renewable energy projects, financing of “green” buildings, and investments in other organizations with positive impacts on the environment. In light of the foregoing, the Board believes the Company is actively addressing the issues raised in this proposal.

Accordingly, the Board of Directors recommends that you vote AGAINST this proposal.

STOCKHOLDER INFORMATION

FOR FUTURE ANNUAL MEETINGS

Stockholder Proposals for 2008

Stockholders interested in submitting a proposal for inclusion in the proxy statement for the Company’s annual meeting of stockholders in 2008 may do so by following the procedures prescribed in SEC Rule 14a-8. To be eligible for inclusion, stockholder proposals must be received by our Chairman and Chief Executive Officer at 420 Montgomery Street, San Francisco, California 94104 or by our Senior Vice President and Corporate Secretary, Laurel A. Holschuh, MAC #N9305-173, Sixth and Marquette, Minneapolis, Minnesota 55479 no later than November 19, 2007.

Advance Notice Procedures

Under our By-Laws, a stockholder who wishes to nominate an individual for election to the Board directly, or to propose any business to be considered at an annual meeting must deliver advance notice of such nomination or business to the Company following the procedures in the By-Laws. The stockholder must be a stockholder of record as of the date the notice is delivered. The notice must be in writing and contain the information specified in the By-Laws for a director nomination or other business. The notice must be delivered not earlier than 150 days, and not later than 120 days, before the first anniversary of the preceding year’s annual meeting to our CEO and Corporate Secretary as follows: Richard M. Kovacevich, Chairman and Chief Executive Officer, Wells Fargo & Company, 420 Montgomery Street, San Francisco, California 94104 and Laurel A. Holschuh, Senior Vice President and Corporate Secretary, MAC #N9305-173, Wells Fargo Center, Sixth and Marquette, Minneapolis, Minnesota 55479. The Chairman or other officer presiding at the annual meeting has the sole authority to determine whether any nomination or other business has been properly brought before the meeting in accordance with our By-Laws. Management and any other person duly named as proxy by a stockholder will have the authority to vote in their discretion on any nomination for director or any other business at an annual meeting if the Company does not receive notice of the nomination or other business matter within the time frames described above.

The requirements described above are separate from the procedures you must follow to submit a nominee for consideration by the GNC for recommendation to the Board for election as a director as described under “Director Nomination Process” on page 33 of this proxy statement and from the SEC’s requirements that a stockholder must meet in order to have a stockholder proposal included in our proxy statement pursuant to SEC Rule 14a-8.

GLOSSARY OF COMMONLY USED TERMS

The following provides the definitions and abbreviations for terms that are frequently used in this proxy statement:

Term/Abbreviation	Definition
2006 financial statements	The audited financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, as filed with the SEC

401(k) Plan	Wells Fargo & Company 401(k) Plan

ADP	Automated Data Processing, Inc.

AEC	The Audit and Examination Committee of the Board of Directors

annual meeting	The 2007 annual meeting of the stockholders of Wells Fargo & Company

Board or Board of Directors	The Board of Directors of Wells Fargo & Company

By-Laws	The By-Laws of Wells Fargo & Company, as amended through November 28, 2006

CD&A	The Compensation Discussion and Analysis section of the proxy statement

CEO	Chief Executive Officer

CFO	Chief Financial Officer

Code or IRC	U.S. Internal Revenue Code, as amended

COO	Chief Operating Officer

Common Stock	Wells Fargo & Company Common Stock, $1-2/3 par value

Corporate Governance Guidelines	The guidelines the Board adopted to provide the framework for the governance of the Company

Credit Committee	The Credit Committee of the Board of Directors

Deferred Compensation Plan	Wells Fargo & Company Deferred Compensation Plan

Directors Plan	Wells Fargo & Company Directors Stock Compensation and Deferral Plan

EVP-HR	The Company’s executive officer responsible for all compensation and human resources matters

Exchange Act	The Securities Exchange Act of 1934, as amended

FAS 123R	Statement of Financial Accounting Standards No. 123(R), Share-Based Payment

Finance Committee	The Finance Committee of the Board of Directors

Former Norwest	Norwest Corporation as it existed before the Merger

Former Wells Fargo	Wells Fargo & Company as it existed before it was merged into a subsidiary of Norwest Corporation in November 1998

Term/Abbreviation	Definition
F.W. Cook	Frederic W. Cook & Co., Inc., a compensation consulting firm retained by the HRC and GNC

GNC	The Governance and Nominating Committee of the Board of Directors

HRC	The Human Resources Committee of the Board of Directors

independent directors	The directors whom the Board has determined are independent under the Company’s Director Independence Standards

KPMG	KPMG LLP, the Company’s outside auditors

LTICP	Wells Fargo & Company Long-Term Incentive Compensation Plan

merger	The merger of the Former Wells Fargo into a wholly owned subsidiary of Norwest Corporation in November 1998

named executive officers	The executive officers of Wells Fargo & Company named in the Summary Compensation Table on page 52 of this proxy statement

non-employee directors	Those members of the Board who do not hold another position with Wells Fargo

NYSE	The New York Stock Exchange

Peer Group	The following nine large publicly traded companies that are comparable to the Company: American Express Company, Bank of America Corporation, Bank of New York Company, Inc., Citigroup, Inc., Fifth Third Bancorp., JPMorgan Chase & Co., U.S. Bancorp, Wachovia Corporation, Washington Mutual, Inc.

Performance Policy	Wells Fargo & Company Performance-Based Compensation Policy

proxy materials	Wells Fargo & Company 2007 proxy statement, 2006 annual report, and proxy card or voting instruction form

record date	The close of business on March 6, 2007

Sarbanes-Oxley	The Sarbanes-Oxley Act of 2002

S&P 500	Standard & Poor’s 500 Index

SEC	The U.S. Securities and Exchange Commission

Securities Act	The Securities Act of 1933, as amended

Stock Purchase Plan	Wells Fargo & Company Stock Purchase Plan

Supplemental 401(k) Plan	Wells Fargo & Company Supplemental 401(k) Plan

team member	A person who is an employee of Wells Fargo or a subsidiary

Term/Abbreviation	Definition
we, our, or us	Wells Fargo

Wells Fargo	Wells Fargo & Company and one or more of its subsidiaries

Wells Fargo Bank	Wells Fargo Bank, National Association, a wholly-owned subsidiary of Wells Fargo & Company

CCM4521

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]

420 MONTGOMERY STREET

SAN FRANCISCO, CALIFORNIA 94104

2007 ANNUAL MEETING OF STOCKHOLDERS

TUESDAY, APRIL 24, 2007

1:00 p.m., Pacific time

ACCESS PROXY MATERIALS BY INTERNET

If you consented to access the annual report and proxy statement electronically, please go to the following Internet addresses: http://www.wellsfargo.com/2006annualreport and http://www.wellsfargo.com/2007proxystatement

If you are a registered stockholder and would like to access the proxy materials electronically next year, please indicate your consent at the following Internet address: http://www.econsent.com/wfc/

VOTE BY INTERNET, TELEPHONE, OR MAIL

If you vote by Internet, telephone, or mail, you authorize Avid Modjtabai, James M. Strother, and Carrie L. Tolstedt, and each of them, with full power of substitution, as proxies, to vote your shares at the Annual Meeting as you direct. You may vote by proxy in three ways:

BY INTERNET: GO TO THE INTERNET ADDRESS: http://www.eproxy.com/wfc/

•	Use the Internet to vote by proxy 24 hours a day, 7 days a week, until noon (CDT) on April 23, 2007.

•	Please have your proxy card and the last four digits of your Social Security number or tax identification number available. Follow the simple instructions when prompted.

BY TELEPHONE: CALL TOLL FREE ON A TOUCH-TONE TELEPHONE: 1-800-560-1965.

•	Use any touch-tone telephone to vote by proxy 24 hours a day, 7 days a week, until noon (CDT) on April 23, 2007.

•	Please have your proxy card and the last four digits of your Social Security number or tax identification number available. Follow the simple instructions when prompted.

BY MAIL:

PLEASE SIGN, DATE, AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

IF YOU HAVE VOTED BY INTERNET OR TELEPHONE, PLEASE DO NOT MAIL BACK YOUR

PROXY CARD.

[GRAPHIC APPEARS HERE]

420 Montgomery Street, San Francisco, California 94104

COMPANY #

This proxy is solicited by the Board of Directors of Wells Fargo & Company (the “Company”) for use at the Annual Meeting of Stockholders on Tuesday, April 24, 2007, at 1:00 p.m., Pacific time, at 420 Montgomery Street, San Francisco, California 94104. By signing this proxy, the undersigned hereby revokes all prior proxies, and appoints Avid Modjtabai, James M. Strother, and Carrie L. Tolstedt, and each of them, with full power of substitution, as proxies to vote all shares of the Company’s common stock held of record by the undersigned at the close of business on March 6, 2007, which the undersigned would be entitled to vote if personally present at the Annual Meeting or at any adjournments or postponements thereof, as specified on this proxy card.

If properly executed, this proxy will be voted as directed below. If no direction is indicated, this proxy will be voted FOR each of the nominees listed in Item 1, FOR Item 2, AGAINST Items 3, 4, 5, 6 and 7, and in the discretion of the proxies upon such other matters as may properly come before the Annual Meeting.

PLEASE REFER TO THE REVERSE SIDE OF THIS PROXY CARD FOR INFORMATION ON HOW TO ACCESS

THE PROXY MATERIALS BY INTERNET, AND HOW TO VOTE BY INTERNET, TELEPHONE, OR MAIL.

The Board of Directors recommends a vote “FOR” each of the nominees listed in Item 1 and “FOR” Item 2.

1.	Election of directors:

		For	Against	Abstain
1(a)	John S. Chen	☐	☐	☐
1(b)	Lloyd H. Dean	☐	☐	☐
1(c)	Susan E. Engel	☐	☐	☐
1(d)	Enrique Hernandez, Jr.	☐	☐	☐
1(e)	Robert L. Joss	☐	☐	☐
1(f)	Richard M. Kovacevich	☐	☐	☐
1(g)	Richard D. McCormick	☐	☐	☐
1(h)	Cynthia H. Milligan	☐	☐	☐
1(i)	Nicholas G. Moore	☐	☐	☐
1(j)	Philip J. Quigley	☐	☐	☐
1(k)	Donald B. Rice	☐	☐	☐
1(l)	Judith M. Runstad	☐	☐	☐
1(m)	Stephen W. Sanger	☐	☐	☐
1(n)	Susan G. Swenson	☐	☐	☐
1(o)	John G. Stumpf	☐	☐	☐
1(p)	Michael W. Wright	☐	☐	☐

2.	Proposal to ratify the appointment of KPMG LLP as independent auditors for 2007.	☐ For	☐ Against	☐ Abstain

The Board of Directors recommends a vote “AGAINST” Items 3, 4, 5, 6 and 7.

3.	Stockholder proposal regarding separation of Board Chairman and CEO positions.	☐ For	☐ Against	☐ Abstain

4.	Stockholder proposal regarding an advisory vote on executive compensation.	☐ For	☐ Against	☐ Abstain

5.	Stockholder proposal regarding adoption of a policy limiting benefits under supplemental executive retirement plan.	☐ For	☐ Against	☐ Abstain

6.	Stockholder proposal regarding a report on Home Mortgage Disclosure Act (HMDA) data.	☐ For	☐ Against	☐ Abstain

7.	Stockholder proposal regarding emission reduction goals for Wells Fargo and its customers.	☐ For	☐ Against	☐ Abstain

This proxy will be valid until the first of the following two dates to occur: (i) the date that is one year from the date shown below or (ii) the date the Annual Meeting is completed.

If you plan on attending the Annual Meeting, please check the box:  ☐

Address change? Mark Box  ☐    Indicate changes below:

Dated , 2007

Please sign exactly as name appears on proxy card

Signature(s) in Box

If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

WELLS FARGO & COMPANY

420 MONTGOMERY STREET

SAN FRANCISCO, CALIFORNIA 94104

2007 ANNUAL MEETING OF STOCKHOLDERS

TUESDAY, APRIL 24, 2007

1:00 P.M., Pacific time

VOTE BY INTERNET, TELEPHONE, OR MAIL

If you vote by Internet, telephone, or mail, you authorize, as applicable, the 401(k) Plan trustee, and/or Avid Modjtabai, James M. Strother, and Carrie L. Tolstedt, and each of them, with full power of substitution, as proxies, to vote your shares as you direct at the Annual Meeting. Voting by Internet or telephone is a proxy vote in the same way as if you had marked, signed, and returned your instruction and proxy card.

WELLS FARGO & COMPANY

420 Montgomery Street, San Francisco, California 94104

This instruction and proxy card is solicited by the Board of Directors of Wells Fargo & Company (the “Company”) for use at the Annual Meeting of Stockholders on Tuesday, April 24, 2007 at 1:00 p.m., Pacific time, from persons who participate in the (1) Wells Fargo & Company 401(k) Plan (the “401(k) Plan”), or (2) Wells Fargo & Company Stock Purchase Plan (the “Stock Purchase Plan”) or any combination of both plans.

By signing this instruction and proxy card: (a) if the undersigned participates in the 401(k) Plan, the undersigned revokes any prior instructions and hereby instructs Wells Fargo Bank, National Association (the “Trustee”) to exercise the voting rights relating to any shares of the Company’s common stock allocable to his or her 401(k) Plan account as of March 6, 2007 at the Annual Meeting or any adjournments or postponements thereof, as specified on this instruction and proxy card; and/or (b) if the undersigned participates in the Stock Purchase Plan, the undersigned revokes any prior proxies and appoints Avid Modjtabai, James M. Strother, and Carrie L. Tolstedt, and each of them, as proxies, with full power of substitution, to vote all shares of the Company’s common stock held for his or her Stock Purchase Plan account as of March 6, 2007 at the Annual Meeting, or any adjournments or postponements thereof, as specified on this instruction and proxy card. If properly executed, this instruction and proxy card will be voted as you direct on the reverse side. If no direction is indicated, this instruction and proxy card will be voted FOR each of the nominees listed in Item 1, FOR Item 2, AGAINST Items 3, 4, 5, 6, and 7, and, in the discretion of the proxies, upon such other matters as may properly come before the Annual Meeting.

This instruction and proxy card must be returned to Automated Data Processing, Inc. (“ADP”), as tabulation agent. ADP will tabulate the votes from all participants in the 401(k) Plan and the Stock Purchase Plan, received before 11:59 p.m., Eastern time, on April 20, 2007 by mail and before 11:59 p.m., Eastern time on April 22, 2007 by Internet and telephone. ADP will provide the total voting results for all 401(k) Plan shares to the Trustee who will then determine the ratio of votes for and against each item. The Trustee will then vote all shares held in the 401(k) Plan according to these ratios. ADP will also provide the voting results for all Stock Purchase Plan shares to the Trustee who will then vote such shares as directed by the participants at the Annual Meeting.

WELLS FARGO & COMPANY 6TH AND MARQUETTE MINNEAPOLIS MN, 55479

VOTE BY INTERNET — www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on April 22, 2007. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIAL

If you would like to reduce the costs incurred by Wells Fargo & Company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy material electronically in future years.

VOTE BY PHONE — 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on April 22, 2007. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Wells Fargo & Company , c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	WFANC1	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

WELLS FARGO & COMPANY

Wells Fargo recommends a vote FOR each of the nominees listed in Item 1, FOR Item 2 and AGAINST Items 3, 4, 5, 6, and 7.

Vote On Directors
1.	Election of Directors	For	Against	Abstain	Vote on Proposals		For	Against	Abstain

	1(a) John S. Chen 1(b) Lloyd H. Dean 1(c) Susan E. Engel 1(d) Enrique Hernandez, Jr. 1(e) Robert L. Joss 1(f) Richard M. Kovacevich 1(g) Richard D. McCormick 1(h) Cynthia H. Milligan 1(i) Nicholas G. Moore 1(j) Philip J. Quigley 1(k) Donald B. Rice 1(l) Judith M. Runstad 1(m) Stephen W. Sanger 1(n) Susan G. Swenson 1(o) John G. Stumpf 1(p) Michael W. Wright	☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐	☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐	☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐	2.	Proposal to ratify the appointment of KPMG LLP as independent auditors for 2007.	☐	☐	☐
					3.	Stockholder proposal regarding separation of Board Chairman and CEO positions.	☐	☐	☐
					4.	Stockholder proposal regarding an advisory vote on executive compensation.	☐	☐	☐
					5.	Stockholder proposal regarding adoption of a policy limiting benefits under supplemental executive retirement plan.	☐	☐	☐
					6.	Stockholder proposal regarding a report on Home Mortgage Disclosure Act (HMDA) data.	☐	☐	☐
					7.	Stockholder proposal regarding emission reduction goals for Wells Fargo and its customers.	☐	☐	☐

	Signature [PLEASE SIGN WITHIN BOX]		Date		Signature (Joint Owners)	Date

2007 ANNUAL MEETING—WELLS FARGO & COMPANY

Telephone Voting Script

Proposal by Proposal

Speech 1

Welcome to the electronic voting system. Please have your proxy card available before voting. Please enter the three digit company number located in the box on the upper right hand corner of the proxy card.

Speech 1A	One moment please while we verify your information.

Speech 2	Please enter your seven digit NUMERIC Control Number that is located in the box, directly under your company number.

Speech 3	Please enter the last four digits of the US Tax Payer Identification Number for this account followed by the pound sign.

Speech 3A	Thank you for voting your Wells Fargo & Company proxy. Your telephone vote authorizes the individuals named on the front of the proxy card to vote your shares at the annual meeting in the same manner as if you marked, signed and returned this card, including the grant of discretionary authority referenced on this card. Before voting, please read all the instructions and other information that appear on the back of your proxy card under “Vote by Telephone.”

Speech 4	To vote as the Wells Fargo & Company Board of Directors recommends on ALL items, Press “1”. System goes to Closing A

Speech 5	To vote on each item separately, Press “2”.

Speech 6	Item 1(a) To vote FOR, Press “1”; AGAINST, Press “2”; To ABSTAIN, Press “3”.

Speech 7	Item 1(b) To vote FOR, Press “1”; AGAINST, Press “2”; To ABSTAIN, Press “3”.

Speech 8	Item 1(c) To vote FOR, Press “1”; AGAINST, Press “2”; To ABSTAIN, Press “3”.

Speech 9	Item 1(d) To vote FOR, Press “1”; AGAINST, Press “2”; To ABSTAIN, Press “3”.

Speech 10	Item 1(e) To vote FOR, Press “1”; AGAINST, Press “2”; To ABSTAIN, Press “3”.

Speech 11	Item 1(f) To vote FOR, Press “1”; AGAINST, Press “2”; To ABSTAIN, Press “3”.

Speech 12	Item 1(g) To vote FOR, Press “1”; AGAINST, Press “2”; To ABSTAIN, Press “3”.

Speech 13	Item 1(h) To vote FOR, Press “1”; AGAINST, Press “2”; To ABSTAIN, Press “3”.

Speech 14	Item 1(i) To vote FOR, Press “1”; AGAINST, Press “2”; To ABSTAIN, Press “3”.

Speech 15	Item 1(j) To vote FOR, Press “1”; AGAINST, Press “2”; To ABSTAIN, Press “3”.

Speech 16	Item 1(k) To vote FOR, Press “1”; AGAINST, Press “2”; To ABSTAIN, Press “3”.

Speech 17	Item 1(l) To vote FOR, Press “1”; AGAINST, Press “2”; To ABSTAIN, Press “3”.

Speech 18	Item 1(m) To vote FOR, Press “1”; AGAINST, Press “2”; To ABSTAIN, Press “3”.

Speech 12	Item 1(n) To vote FOR, Press “1”; AGAINST, Press “2”; To ABSTAIN, Press “3”.

Speech 23	Item 1(o) To vote FOR, Press “1”; AGAINST, Press “2”; To ABSTAIN, Press “3”.

Speech 21	Item 1(p) To vote FOR, Press “1”; AGAINST, Press “2”; To ABSTAIN, Press “3”.

Speech 22	Item 2: To vote FOR, Press “1”; AGAINST, Press “2”; To ABSTAIN, Press “3”.

Speech 23	Item 3: To vote FOR, Press “1”; AGAINST, Press “2”; To ABSTAIN, Press “3”.

Speech 24	Item 4: To vote FOR, Press “1”, AGAINST, Press “2”; To ABSTAIN, Press “3”.

Speech 25	Item 5: To vote FOR, Press “1”, AGAINST, Press “2”; To ABSTAIN, Press “3”.

Speech 26	Item 6: To vote FOR, Press “1”, AGAINST, Press “2”; To ABSTAIN, Press “3”.

Speech 27	Item 7 To vote FOR, Press “1”; AGAINST, Press “2”; To ABSTAIN, Press “3”.

Speech 28	If you plan on attending the annual meeting Press “1”, if not Press “2”.

After voting on all items has been completed – Go to Closing B

Closing A

You have cast your vote as follows:

You have cast your vote on all items as recommended by the Board of Directors. Your vote has been successfully recorded. It is not necessary for you to mail in your card. If you wish to vote another card or change your vote, press 1; otherwise, please hang up. Thank you for voting. If “1” is pressed, go to Speech 1.

Closing B

You have cast your vote as follows:

Item 1(a): FOR, AGAINST, ABSTAIN

and so on, for each item.

Your vote has been successfully recorded. It is not necessary for you to mail in your card. If you wish to vote another card or change your vote, press 1; otherwise, please hang up. Thank you for voting.

If “1” is pressed, go to Speech 1.

WELLS FARGO & COMPANY

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

DATE AND TIME:	Tuesday, April 24, 2007, at 1:00 p.m., Pacific time

PLACE:	Penthouse Boardroom 420 Montgomery Street San Francisco, California

ITEMS OF BUSINESS:

(1)    Elect 16 directors;

(2)    Ratify the appointment of our independent auditors for 2007;

(3)    Vote on a stockholder proposal regarding separation of Board Chairman and CEO positions;

(4)    Vote on a stockholder proposal regarding an advisory vote on executive compensation;

(5)    Vote on a stockholder proposal regarding adoption of a policy limiting benefits under our supplemental executive retirement plan;

(6)    Vote on a stockholder proposal regarding a report on Home Mortgage Disclosure Act (HMDA) data;

(7)    Vote on a stockholder proposal regarding emission reduction goals for Wells Fargo and its customers; and

(8)    Consider any other business properly brought before the meeting.

WHO CAN VOTE:	You can vote only if you owned shares of our common stock at the close of business on March 6, 2007.

VOTING:	It is important that your shares be represented and voted at the meeting. You can vote your shares by mail, telephone, or Internet as instructed on your proxy card or voting instruction form. Voting in any of these ways will not prevent you from attending, or voting your shares at the meeting. For specific instructions on how to vote your shares, see pages 2 to 5 of the proxy statement.

MEETING ADMISSION:	You are entitled to attend the meeting only if you owned shares of our common stock at the close of business on March 6, 2007. If you, or your legal proxy holder, plan to attend the meeting in person, you must comply with the admission procedures described on page 5 of the proxy statement. If you do not comply with these procedures, you will not be admitted to the meeting.

MAILING DATE:	This notice and the accompanying proxy statement, 2006 annual report, proxy card, or voting instruction form, were mailed to you on or about March 16, 2007.

By Order of the Board of Directors,

Laurel A. Holschuh
Corporate Secretary

Dear Wells Fargo & Company Stockholder:

Enclosed is a proxy card or voting instruction form and proxy card for Wells Fargo’s 2007 annual meeting of stockholders. Your proxy card contains instructions on how to vote your shares by mail, by telephone or by Internet. A copy of the Notice of Annual Meeting of Stockholders for the 2007 annual meeting also appears on the reverse of this letter.

If you are a registered stockholder who shares the same address and last name as another stockholder or who has consented to electronic delivery of the 2006 annual report and 2007 proxy statement (proxy materials), please see the information below under “Householding” or “Internet Access to Proxy Materials.” If you are a team member who participates in Wells Fargo’s 401(k) Plan (401(k) Plan) and/or Stock Purchase Plan (Stock Purchase Plan), please see the information below under “Team Member Plan Participants.”

Registered Stockholders

Householding. The Securities and Exchange Commission rules allow Wells Fargo to deliver a single copy of its proxy materials to multiple stockholders of record sharing the same address and last name, or whom Wells Fargo reasonably believes are members of the same family, who consent to receive a single copy of these materials in a manner provided by these rules. This practice is known as “householding.” Stockholders of record who reside at a currently householded address will receive only one copy of the proxy materials, unless Wells Fargo receives contrary instructions from an affected stockholder. Each stockholder who resides at a householded address will receive a separate proxy card. Wells Fargo will promptly deliver a separate paper copy of the proxy materials to a stockholder at a shared address to which a single copy of these documents was delivered upon Wells Fargo receiving an oral or written request from the stockholder. A stockholder who wishes to receive a paper copy of these documents for the 2007 annual meeting or paper copies of proxy materials for future meetings should follow the instructions below under “Paper Copies of Proxy Materials.”

Internet Access to Proxy Materials. If you have consented to access via the Internet the proxy materials for Wells Fargo’s 2007 annual meeting, please go to the following Internet addresses: http://www.wellsfargo.com/2006annualreport and http://www.wellsfargo.com/2007proxystatement If you are a registered stockholder and would like to consent to delivery of Wells Fargo’s proxy materials via the Internet next year, please go to http://www.econsent.com/wfc/ and follow the instructions for consenting. You may also revoke your consent at any time by going to this Internet address and following the revocation instructions.

Team Member Plan Participants

If you participate in the 401(k) Plan and/or the Stock Purchase Plan, and had shares of Wells Fargo common stock credited to your plan accounts on March 6, 2007, you are entitled to give confidential instructions to Wells Fargo Bank, N.A., as the 401(k) Plan trustee, for voting your 401(k) Plan shares, and to vote your Stock Purchase Plan shares directly on the proposals being submitted to stockholders at Wells Fargo’s 2007 annual meeting. As a team member participant in the 401(k) Plan and/or the Stock Purchase Plan who has access to Wells Fargo’s e-mail system, you will receive an e-mail the week of March 19, 2007 notifying you of the electronic delivery of the proxy materials for you to review before you provide your voting instructions to the 401(k) trustee or vote your Stock Purchase Plan shares. Please follow the instructions in the e-mail you receive to open and review the proxy materials.

Paper Copies of Proxy Materials

If you are a registered stockholder who resides at a shared address who received a single copy of Wells Fargo’s proxy materials as described above under “Householding,” or if you have consented to electronic delivery of Wells Fargo’s proxy materials as described under “Internet Access to Proxy Materials,” and wish to receive paper copies of these proxy materials for the 2007 annual meeting, please contact Wells Fargo Shareowner Services by telephone at 1-651-552-6974 or 1-800-689-8788, or Wells Fargo & Company by mail at: Wells Fargo Center, Sixth and Marquette, Minneapolis, MN 55479, Attention: Corporate Secretary-MAC# N9305-173. If a household stockholder makes this request, it will also apply to future meetings. If you are a team member who participates in the 401(k) Plan or the Stock Purchase Plan, please follow the instructions in the e-mail you receive to request paper copies of the proxy materials for the 2007 annual meeting.

YOUR VOTE IS IMPORTANT! PLEASE TAKE A MOMENT TO REVIEW THE PROXY MATERIALS

AND VOTE YOUR SHARES AS SOON AS POSSIBLE.